UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

Filed by the registrant  ☒                             Filed by a party other than the registrant  ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☒	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material under Rule 14a-12

YRC WORLDWIDE INC.

(Name of Registrant as Specified in its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

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10990 Roe Avenue

Overland Park, Kansas 66211

SPECIAL MEETING OF STOCKHOLDERS

August 18, 2011

Dear Stockholder:

You are cordially invited to attend a Special Meeting of Stockholders (the “Special Meeting”) of YRC Worldwide Inc. (the “Company”), to be held at the Company’s General Office, 10990 Roe Avenue, Overland Park, Kansas 66211, on September 16, 2011 at 10:00 a.m., Central time.

At the Special Meeting, you will be asked to vote on matters relating to our financial restructuring. As is described more fully in the proxy materials, we have entered into a number of related transactions designed to improve our balance sheet and the liquidity available to us to operate our business. You will be asked to vote on a merger agreement (the “Merger Agreement”) pursuant to which a wholly owned subsidiary of the Company will be merged with and into the Company with the Company as the surviving entity, in connection with which the Company’s certificate of incorporation will be amended and restated to, among other things, increase the amount of authorized common shares (the “Charter Amendment Merger”). Upon completion of the Charter Amendment Merger, the Series B Convertible Preferred Stock issued in the financial restructuring will automatically convert into our common stock, and certain of our debt securities issued in the financial restructuring will have voting and conversion rights as set forth in the indentures governing such debt securities. Each share of capital stock, including common stock, of the Company issued and outstanding immediately prior to the effective date of the Charter Amendment Merger will remain issued and outstanding immediately following the Charter Amendment Merger, upon which the Series B Convertible Stock will be converted into our common stock.

We urge you to read the proxy statement materials in their entirety and to consider them carefully including the effect that adopting or failing to adopt the proposals will have on stockholders.

After careful consideration, our Board of Directors has unanimously approved the Merger Agreement, including the amended and restated certificate of incorporation attached thereto. The adoption of the Merger Agreement requires the affirmative vote of holders of a majority of the common stock, our Series A Voting Preferred Stock and our Series B Convertible Preferred Stock (with each share of Series B Convertible Preferred Stock entitled to 42.6652 votes) outstanding and entitled to vote thereon, as of the record date, all voting together as a single class. Failure to vote on the Merger Agreement will be the equivalent of a “No” vote.

It is important that your shares be represented at the Special Meeting, regardless of the size of your holdings. Accordingly, whether or not you expect to attend the Special Meeting, we urge you to vote promptly by returning the enclosed proxy card. You may revoke your proxy at any time before it has been voted.

Voting by proxy will not prevent you from voting your shares in person if you subsequently choose to attend the Special Meeting.

Thank you for your cooperation and continued support.

Very truly yours,

James L. Welch

Chief Executive Officer

THIS PROXY STATEMENT IS DATED AUGUST 18, 2011

AND IS FIRST BEING MAILED TO STOCKHOLDERS ON OR ABOUT AUGUST 18, 2011.

10990 Roe Avenue

Overland Park, Kansas 66211

NOTICE OF SPECIAL MEETING OF STOCKHOLDERS

August 18, 2011

TO THE STOCKHOLDERS OF YRC WORLDWIDE INC.

NOTICE IS HEREBY GIVEN that a Special Meeting of Stockholders (the “Special Meeting”) of YRC Worldwide Inc. (the “Company”) will be held at the Company’s General Office, 10990 Roe Avenue, Overland Park, Kansas 66211, on September 16, 2011 at 10:00 a.m., Central time, to consider the following matters:

1.	To approve the Agreement and Plan of Merger (the “Merger Agreement”), between the Company and its newly formed, wholly-owned subsidiary, YRC Merger Sub, Inc., a Delaware corporation (“Merger Sub”), as it may be amended from time to time;

2.	To approve the adjournment of the Special Meeting, if necessary, to solicit additional proxies, if there are not sufficient votes at the time of the Special Meeting to approve proposal No. 1; and

3.	To consider any other business that is properly presented at the Special Meeting or at any adjournment or postponement thereof, by or at the direction of the board of directors.

The board of directors recommends a FOR vote for proposals No. 1 and No. 2.

The accompanying Proxy Statement contains information regarding the matters that you will be asked to consider and vote on at the Special Meeting.

The board of directors of the Company has fixed the close of business on July 28, 2011 as the record date for the determination of holders of record of its common stock, par value $0.01 per share (the “common stock”), its Series A Voting Preferred Stock, par value $1.00 per share (the “Series A Voting Preferred Stock”), and its Series B Convertible Preferred Stock, par value $1.00 per share (the “Series B Convertible Preferred Stock”), entitled to notice of, and to vote at, the Special Meeting or any reconvened meeting after any adjournments of the Special Meeting.

WHETHER OR NOT YOU PLAN TO ATTEND THE SPECIAL MEETING, THE COMPANY URGES YOU VOTE YOUR SHARES VIA THE TOLL-FREE TELEPHONE NUMBER OR OVER THE INTERNET, AS PROVIDED IN THE ENCLOSED MATERIALS. IF YOU RECEIVED A PROXY CARD BY MAIL, YOU MAY SIGN, DATE AND MAIL THE PROXY CARD IN THE ENVELOPE PROVIDED.

Overland Park, Kansas

August 18, 2011

By Order of the Board of Directors:

Jeff P. Bennett, Secretary

PROXY STATEMENT

September 16, 2011 Special Meeting of Stockholders

YRC WORLDWIDE INC.

10990 Roe Avenue

Overland Park, Kansas 66211

INTRODUCTION

The Company is furnishing this Proxy Statement to you in connection with the solicitation by the Board of YRC Worldwide Inc., a Delaware corporation, of proxies for use at the Company’s Special Meeting of its stockholders, to be held at the Company’s General Office, 10990 Roe Avenue, Overland Park, Kansas, at 10:00 a.m., Central time, on September 16, 2011, and at any and all reconvened meetings after any adjournments of the Special Meeting. The Company’s telephone number is (913) 696-6100, and the Company’s mailing address is 10990 Roe Avenue, Overland Park, Kansas 66211. The Company’s website is located at www.yrcw.com. Information on the website does not constitute a part of this Proxy Statement. When used in this Proxy Statement, the term the “Company,” “we,” “our” and similar terms refer to YRC Worldwide Inc.

The notice, this Proxy Statement and the form of proxy enclosed are being first sent to the Company’s stockholders on or about August 18, 2011.

MATTERS TO BE CONSIDERED AT THE SPECIAL MEETING

At the Special Meeting, you will consider and vote upon the following:

1.	To approve the Merger Agreement, between the Company and Merger Sub, as it may be amended from time to time;

2.	To approve the adjournment of the Special Meeting, if necessary, to solicit additional proxies, if there are not sufficient votes at the time of the Special Meeting to approve proposal No. 1; and

3.	To consider any other business that is properly presented at the Special Meeting or at any adjournment or postponement thereof, by or at the direction of the board of directors.

QUESTIONS AND ANSWERS

Q:	Why am I receiving this Proxy Statement?

A:	The Company sent you this Proxy Statement and the enclosed proxy card because the Board is soliciting proxies for a Special Meeting of its stockholders. You are receiving this Proxy Statement because you owned shares of the common stock, Series A Voting Preferred Stock or Series B Convertible Preferred Stock entitled to vote on July 28, 2011, the record date for the Special Meeting, and that entitles you to vote at the Special Meeting. By use of a proxy, you can vote whether or not you attend the Special Meeting. This Proxy Statement describes the matters on which the Company would like you to vote and provides information on those matters so that you can make an informed decision.

Q.	Who is entitled to vote at the Special Meeting?

A.	Stockholders of record as of the close of business on July 28, 2011 will be entitled to notice of, and to vote at, the Special Meeting or any reconvened meetings after any adjournments of the Special Meeting.

Q.	How many shares can vote?

A.	On the record date, July 28, 2011, the Company had outstanding 47,774,395 shares of common stock, 4,999,999 shares of Series B Convertible Preferred Stock and one share of Series A Voting Preferred Stock (in each case, exclusive of treasury shares), which constitute its only outstanding voting securities. Each stockholder is entitled to one vote for each share of common stock held as of the record date, one vote for each share of Series A Voting Preferred Stock held as of the record date and 42.6652 votes for each share of Series B Convertible Preferred Stock held as of the record date.

Q.	What matters am I voting on?

A.	The following matters are scheduled for a vote:

•

approval of the Merger Agreement, as it may be amended from time to time, which, among other things, will amend and restate the Company’s certificate of incorporation to, among other things, increase the amount of authorized shares of common stock to a sufficient number to (i) cause the automatic conversion of all the shares of the Series B Convertible Preferred Stock into shares of our common stock, (ii) provide sufficient authorized shares of common stock for conversion of the 10% Series A Convertible Senior Secured Notes due 2015 (the “Series A Notes”) and the 10% Series B Convertible Senior Secured Notes due 2015 (the “Series B Notes”) issued in our financial restructuring and (iii) provide sufficient authorized shares for a new equity incentive plan and other equity issuances; and

•	approval of the adjournment of the Special Meeting, if necessary, to solicit additional proxies, if there are not sufficient votes at the time of the Special Meeting to approve the Merger Agreement.

Q.	How does the Board recommend I vote on the proposals?

A.	The Board recommends that each stockholder vote “FOR” proposal No. 1 to approve the Merger Agreement and “FOR” proposal No. 2 to adjourn or postpone the Special Meeting to a later date, if necessary.

Q.	Why is the Board recommending that I vote “FOR” proposals No. 1 and No. 2?

A.	In light of the past and current economic environment, and the resulting challenging business conditions, we have executed on a number of significant initiatives beginning in 2008 through 2011 to improve our balance sheet and the liquidity available to us to operate our business, including a financial restructuring just completed on July 22, 2011. On February 28, 2011, we and representatives of certain of our stakeholders, including the International Brotherhood of Teamsters (the “IBT”), lenders under our existing credit facility and the administrative agent under our existing credit agreement reached a non-binding agreement in principle setting forth the material terms of our proposed restructuring, of which an exchange of claims under our existing credit agreement for, among other things, the Series B Convertible Preferred Stock, the Series A Notes and the Series B Notes (the “exchange offer”) formed a part. Between February 28, 2011 and April 29, 2011, we negotiated several definitive agreements with the constituents to the restructuring. Also on April 29, 2011, we entered into a support agreement with certain lenders under our existing credit agreement pursuant to which such lenders agreed, among other things, to support the exchange offer subject to certain conditions. We completed the exchange offer and related restructuring transactions on July 22, 2011.

That support agreement required that we use our commercially reasonable efforts to support and complete the restructuring, which includes effecting the Charter Amendment Merger to, among other things, cause the automatic conversion of the Series B Convertible Preferred Stock into our common stock and to provide sufficient authorized shares of common stock for conversion of the Series A Notes and Series B Notes into our common stock in accordance with the terms of the indentures governing such Series A Notes and Series B Notes. The Series A Notes and the Series B Notes will also be eligible to vote on an as converted basis, subject to certain limitations, on matters on which the common stock may vote following the completion of the Charter Amendment Merger. The support agreement also required that we cause a meeting of our stockholders to be duly called and held as soon as reasonably practicable after the completion of the exchange offer for the purpose of voting on the Charter Amendment Merger.

The Board believes it is in the best interests of the stockholders of the Company that the Charter Amendment Merger be completed and recommends that you vote “FOR” proposals No. 1 and No. 2.

Q.	What happens if the stockholders do not approve proposal No. 1?

A.	If the Merger Agreement is not approved by the stockholders, then the certificate of incorporation of the Company will not be amended and restated to, among other things, increase the amount of authorized shares of common stock to a sufficient number to (i) cause the automatic conversion of all the shares of the Series B Convertible Preferred Stock into shares of our common stock, (ii) provide sufficient authorized shares of common stock for conversion of the Series A Notes and the Series B Notes and (iii) provide sufficient authorized shares for a new equity incentive plan and other equity issuances. In the event our stockholders reject the proposal to approve the Merger Agreement at the Special Meeting or otherwise on September 20, 2011 if our stockholders have not approved the Merger Agreement, then the Series B Convertible Preferred Stock will begin to accrue cumulative dividends on its liquidation preference at an annual rate of 20%, which shall be added to its liquidation preference on a quarterly basis. These dividends would have to be paid to holders of the Series B Convertible Preferred Stock prior to making any dividend payment or other distribution to holders of our common stock. Under certain circumstances, partial liquidated damages could accrue on the Series B Notes at an annual rate of 20% in the event our stockholders do not approve the Merger Agreement, but because we will hold the Special Meeting by September 20, 2011, we do not expect such partial liquidated damages to accrue.

Q.	Do I have Dissenters’ Rights of Appraisal?

A.	The Delaware General Corporation Law (the “DGCL”) provides dissenters’ rights of appraisal to the holders of the Company’s Series A Voting Preferred Stock and Series B Convertible Preferred Stock in connection with the Merger Agreement.

Q.	What is the difference between holding shares as a stockholder of record and as a beneficial owner of shares held in street name?

A.	Stockholder of Record. If the shares are registered directly in your name with the Company’s transfer agent, Computershare Trust Company, N.A., you are considered the stockholder of record with respect to those shares, and the Proxy Statement was sent directly to you by the Company.

Beneficial owner of Shares Held in Street Name. If your shares are held in an account at a brokerage firm, bank, broker-dealer, or other similar organization, then you are the beneficial owner of shares held in “street name,” and that organization forwarded the Proxy Statement to you. The organization holding your account is considered the stockholder of record for purposes of voting at the Special Meeting. As a beneficial owner, you have the right to direct that organization on how to vote the shares held in your account.

Q.	If I am a stockholder of record of the Company’s shares, how do I vote?

A.	If you are a stockholder of record, you may vote in person at the Special Meeting. The Company will give you a ballot when you arrive.

If you do not wish to vote in person or if you will not be attending the Special Meeting, you may vote by proxy. You can vote by proxy over the Internet at www.proxyvote.com or by calling 1-800-690-6903 and following the instructions provided. If you are voting over the Internet or by telephone, your vote must be received by 11:59 p.m. Eastern time (or 10:59 p.m. Central time) on September 15, 2011 to be counted. You can also vote by mail by marking, signing and dating the enclosed proxy card and returning it as soon as possible using the enclosed envelope.

Q.	If I am a beneficial owner of shares held in street name, how do I vote?

A.	If you are a beneficial owner of shares held in street name and you wish to vote in person at the Special Meeting, you must obtain a valid legal proxy from the organization that holds your shares.

If you do not wish to vote in person or if you will not be attending the Special Meeting, you may vote by proxy. You can vote by proxy over the Internet at www.proxyvote.com or by calling the number set forth on the voting instruction form and following the instructions provided. If you are voting over the Internet or by telephone, your vote must be received by 11:59 p.m. Eastern time (or 10:59 p.m. Central time) September 15, 2011 to be counted. You can also vote by mail by marking, signing and dating the enclosed voting instruction form and returning it as soon as possible using the enclosed envelope.

Q.	If I own shares through a Company sponsored 401(k) plan, how do I vote?

A.	If you have invested in the Company’s common stock through a Company sponsored 401(k) plan, you do not actually own shares of the Company’s common stock. The 401(k) plan trustee owns the shares on behalf of the plan’s participants. Under the 401(k) plan, however, you have pass-through voting rights based on the amount of money you have invested in the Company’s common stock. You may exercise your pass-through voting rights voting over the Internet at www.proxyvote.com or by calling 1-800-690-6903 and following the instructions provided. Your vote must be received by 11:59 p.m. Eastern time (or 10:59 p.m. Central time) on September 13, 2011. You can also vote by mail by marking, signing and dating the enclosed proxy card and returning it as soon as possible using the enclosed envelope. If you fail to timely give voting instructions to the 401(k) plan trustee, your shares will be voted by the trustee in the same proportion as shares held by the trustee for which voting instructions have been received.

Q.	What happens if I do not give specific voting instructions?

A.	Stockholders of Record. If you are a stockholder of record and you:

•	indicate when voting on the Internet or by telephone that you wish to vote as recommended by the Board; or

•

if you sign and return a proxy card without giving specific voting instructions, then the proxy holders will vote your shares in the manner recommended by the Board on all matters presented in this Proxy Statement and as the proxy holders may determine in their discretion with respect to any other matters properly presented for a vote at the Special Meeting.

Beneficial Owners of Shares Held in Street Name. If you are a beneficial owner of shares held in street name and you do not provide the organization that holds your shares with specific voting instructions, the organization may generally vote on routine matters but cannot vote on non-routine matters. If the organization that holds your shares does not receive instructions from you on how to vote your shares on a non-routine matter, the organization does not have the authority to vote your shares with respect to the non-routine matter. This is generally referred to as a “broker non-vote.” When the Company’s Inspector of Election tabulates the votes for any particular matter, broker non-votes will be counted for purposes of determining whether a quorum is present. For the purpose of determining whether the stockholders have approved proposal No. 1, which is considered a non-routine matter, broker non-votes will have the same effect as a vote against the proposal. For the purpose of determining whether the stockholders have approved proposal No. 2, which is considered a routine matter, broker non-votes will not be treated as votes cast for or against the proposals. The Company encourages you to provide voting instructions to the organization that holds your shares by carefully following the instructions provided in this Proxy Statement.

Q.	What is the quorum requirement for the Special Meeting?

A.	A majority of the voting power entitled to vote, consisting of the Company’s outstanding stock including the common stock, the Series A Voting Preferred Stock and the Series B Convertible Preferred Stock (with each share of Series B Convertible Preferred Stock entitled to 42.6652 votes) (exclusive of treasury shares) together on the record date, must be present at the Special Meeting to hold the Special Meeting and conduct business. This is called a quorum. Your shares will be counted for purposes of determining if there is a quorum, whether representing votes for, against, withheld or abstained, or broker non-votes, if you:

•	are present and vote in person at the Special Meeting; or

•	have voted on the Internet, by telephone or by properly submitting a proxy card or voting instruction form by mail prior to the Special Meeting.

Q.	How are abstentions treated?

A.	Abstentions are counted as being present for purposes of determining whether a quorum is present. For the purpose of determining whether the stockholders have approved proposal No. 1, abstentions will have the same effect as a vote against the proposal, but for the purpose of determining whether the stockholders have approved proposal No. 2, abstentions will not be treated as votes cast for or against the proposal and, therefore, have no effect on the outcome of proposal No. 2.

Q.	What are the voting requirements to approve each proposal?

A.	To be approved, the proposals must receive the following votes:

•

Proposal No. 1, approval of the Merger Agreement, as it may be amended from time to time, must receive a “For” vote, either in person or by proxy, from the holders of a majority of the voting power of the common stock, the Series A Voting Preferred Stock and the Series B Convertible Preferred Stock (with each share of Series B Convertible Preferred Stock entitled to 42.6652 votes) outstanding and entitled to vote on the matter, all voting together as a single class.

•

Proposal No. 2, adjournment of the Special Meeting if there are not enough votes to approve proposal No. 1, requires the approval of a majority of votes cast, meaning that more votes of the Company’s shares are cast in favor of the proposal than votes of the Company’s shares that are cast against the proposal (with each share of Series B Convertible Preferred Stock entitled to 42.6652 votes).

Q.	Can I change my vote after I have voted?

A.	You may revoke your proxy and change your vote at any time before the polls are closed at the Special Meeting. You may vote again on a later date on the Internet or by telephone (only your latest Internet or telephone proxy submitted prior to the Special Meeting will be counted), or by signing and returning a new proxy card or voting instruction form with a later date, prior to any applicable deadline, or by attending the Special Meeting and voting in person. However, your attendance at the Special Meeting will not automatically revoke your proxy unless you vote again at the Special Meeting or specifically request in writing that your prior proxy be revoked.

Q.	Is my vote confidential?

A.	Proxy instructions, ballots and voting tabulations that identify individual stockholders are handled in a manner that protects your voting privacy. Your vote will not be disclosed either within the Company or to third parties, except:

•	as necessary to meet applicable legal requirements;

•	to allow for the tabulation and certification of votes; and

•	to facilitate a successful proxy solicitation.

Occasionally, stockholders provide written comments on their proxy cards, which may be forwarded to management and the Board.

Q.	Where can I find the voting results of the Special Meeting?

A.	The preliminary voting results will be announced at the Special Meeting. The final voting results will be tallied by the Inspector of Election and published in a Current Report on Form 8-K filed as soon as practicable after the Inspector of Election tallies the final voting results.

Q.	Who is paying for the cost of this proxy solicitation?

A.	The Company is paying the costs of the solicitation of proxies. The Company may retain a soliciting agent to assist with the solicitation of proxies for a nominal fee plus reasonable out-of-pocket expenses. The Company must pay brokerage firms and other persons representing beneficial owners of shares held in street name their reasonable out-of-pocket expenses incurred in connection with sending the proxy materials to beneficial owners and obtaining beneficial owners’ voting instructions.

In addition to soliciting proxies by mail, the Board members, officers and employees may solicit proxies on the Company’s behalf, without additional compensation, personally or by telephone. The Company may also solicit proxies by email from stockholders who are employees of the Company or who previously requested to receive proxy materials electronically.

THE RESTRUCTURING

Background

The economic environment beginning in 2008, where market conditions were especially weak, and continuing in 2009 has had a dramatic effect on our industry and on our Company. The weak economic environment negatively impacted our customers’ needs to ship and, therefore, negatively impacted the volume of freight we serviced and the price we received for our services. In addition, we believe that many of our then-existing customers reduced their business with us due to their concerns regarding our financial condition. In 2010, and continuing into 2011, market conditions started to rebound and our customer base stabilized and as a result our volumes stabilized in the first and second quarters of 2010 and began to grow sequentially, seasonally adjusted, throughout the remainder of 2010 and into 2011. Pricing conditions in the industry, however, remain competitive and we believe that we will continue to face competition stemming from excess capacity in the market in the near term.

In light of the past and current economic environment, and the resulting challenging business conditions, we have executed on a number of significant initiatives beginning in 2008 through 2011 to improve liquidity, which are described more fully in “Management’s Discussion and Analysis of Financial Condition and Results of Operations—Financial Condition—Liquidity” in our Annual Report on Form 10-K for the year ended December 31, 2010 and in our Quarterly Reports on Form 10-Q for the three months ended June 30, 2011 and March 31, 2011. See “Where You Can Find More Information.”

The Restructuring

On February 28, 2011, we and the Teamsters National Freight Industry Negotiating Committee (“TNFINC”), lenders holding at least 51% of exposure as defined in our existing credit agreement, the administrative agent under our existing credit agreement (the “Agent”) and the Steering Group Majority (as defined herein) (collectively, the “Consenting Parties”) reached a non-binding agreement in principle in the form of a term sheet entitled “Summary of Principal Terms of Proposed Restructuring” (the “term sheet”) setting forth the material terms of our proposed restructuring, of which the exchange offer forms a part. “Steering Group Majority” means the lenders of the steering committee of an informal group of unaffiliated lenders and participants under the Company’s existing credit agreement (the “Steering Group”) representing more than 50% of the Steering Group’s exposure under the existing credit agreement (including participations).

Between February 28, 2011 and April 29, 2011, we negotiated several definitive agreements to the restructuring with the Consenting Parties and other constituents to the restructuring, including the multiemployer pension funds under our contribution deferral agreement. The advisors to those parties engaged in numerous discussions with our management, legal and financial advisors regarding our restructuring and reviewed, commented and approved the definitive documents relating to the restructuring. Also on April 29, 2011, we entered into a support agreement with certain lenders under our existing credit agreement pursuant to which such lenders agreed, among other things, to support the exchange offer subject to certain conditions and a support agreement with TNFINC pursuant to which TNFINC agreed, among other things, to the terms of the exchange offer and to support the exchange offer (collectively, the “support agreements”). The term sheet, the definitive documents and the support agreements contemplate the Charter Amendment Merger (including the amended and restated certificate of incorporation set forth in Exhibit A to the Merger Agreement) as part of our restructuring transactions, to be completed following the completion of the exchange offer and related restructuring transactions described below.

On May 17, 2011, we filed an initial registration statement on Form S-1 (Registration No. 333-174277) (as amended, the “Registration Statement”) with the SEC to describe the restructuring and to register the securities issuable in the restructuring. On July 8, 2011, we commenced the exchange offer, and on July 12, 2011, the Registration Statement was declared effective by the SEC. The exchange offer expired on July 20, 2011, and the exchange offer and related transactions were successfully completed on July 22, 2011.

Restructuring Transactions

The restructuring consisted of the following related transactions (among others):

•

the refinancing of claims of our lenders under our existing credit agreement (“credit agreement claims”), pursuant to which we (i) exchanged, for credit agreement claims, a combination of (A) approximately 3,717,948 shares of our Series B Convertible Preferred Stock, which is automatically convertible into shares of common stock equal to approximately 72.5% of the common stock outstanding immediately following the consummation of the Charter Amendment Merger, subject to dilution for a new equity incentive plan and shares of common stock issuable in respect of the Series A Notes and the Series B Notes, allocated among all holders of credit agreement claims on a pro rata basis, and (B) $140.0 million in aggregate principal amount of the Series A Notes, allocated among all holders of all non-letter of credit (“non-LC”) credit agreement claims on a pro rata basis, (ii) amended and restated our existing credit agreement to provide for, among other things, (x) the conversion of credit agreement claims into a new term loan in the amount of the aggregate principal amount of the non-LC credit agreement claims less $305.0 million as of the closing of the exchange offer, initially held by all holders of non-LC credit agreement claims on a pro rata basis and (y) an amended letter of credit facility for all letter of credit claims outstanding as of the closing of the exchange offer, and (iii) issued to certain holders of credit agreement claims $100.0 million in aggregate principal amount of the Series B Notes;

•

through a special purpose, bankruptcy remote subsidiary of ours, entry into an ABL facility with initial aggregate commitments of $400.0 million and minimum excess availability on the closing date of the exchange offer of not less than $40.0 million (net of refinancing of the ABS facility and any reserves);

•	an amendment and restatement of the contribution deferral agreement and pension notes; and

•

the issuance of approximately 1,282,051 shares of our Series B Convertible Preferred Stock to the Teamster-National 401(k) Savings Plan for the benefit of our IBT employees, which Series B Convertible Preferred Stock is automatically convertible into shares of common stock equal to approximately 25.0% of the common stock outstanding immediately following the consummation of the Charter Amendment Merger, subject to dilution for a new equity incentive plan and shares of common stock issuable in respect of the Series A Notes and the Series B Notes.

The Charter Amendment Merger represents a significant step in the Company’s restructuring and provides that the Company’s current certificate of incorporation (“Existing Charter”) be amended and restated such that, among other things, there will be sufficient authorized shares of common stock to cause the automatic conversion of our Series B Convertible Preferred Stock into common stock, to provide for sufficient authorized shares of common stock to be issued in respect of the Series A Notes and the Series B Notes and to provide sufficient authorized shares for a new equity incentive plan and other equity issuances. The Existing Charter provides for only 80,000,000 authorized shares of common stock, whereas the amended and restated certificate of incorporation (the “New Charter”) will provide for 10.0 billion authorized shares of common stock. The New Charter also provides additional provisions as described in proposal No. 1 and as set forth in Exhibit A to the Merger Agreement.

In the event the Company’s stockholders reject the proposal to approve the Merger Agreement, at the Special Meeting or otherwise on September 20, 2011 if the Company’s stockholders have not approved the Merger Agreement, then the Series B Convertible Preferred Stock will begin to accrue cumulative dividends on its liquidation preference at an annual rate of 20%, which shall be added to its liquidation preference on a quarterly basis. Furthermore, from September 20, 2011 until the date on which the New Charter is in full force and effect, partial liquidated damages will accrue on the Series B Notes at a rate of 20% per annum; provided that no such partial liquidated damages shall be payable (i) in the event we convene the Special Meeting by September 20, 2011, and the stockholders of the Company do not approve the Merger Agreement at such meeting and (ii) for any time after the effectiveness of the New Charter. The date of the Special Meeting is before September 20, 2011, so no partial liquidated damages should be payable on the Series B Notes. Following the completion of the Charter

Amendment Merger, each of the Series A Notes and Series B Notes will be entitled to vote along with the holders of our common stock, on an as converted basis, subject to certain limitations set forth in the indentures governing the Series A Notes and the Series B Notes.

Substantial Dilution to Existing Stockholders

There will be significant dilution of existing holders of our common stock if the Charter Amendment Merger is completed. The number of shares of our common stock which would be authorized by the Charter Amendment Merger would provide for the issuance of approximately 1.863 billion shares of common stock upon the automatic conversion of the Series B Convertible Preferred Stock which would be equivalent to approximately 97.5% of the common stock outstanding immediately following the consummation of the Charter Amendment Merger, subject to further dilution for a new equity incentive plan, shares of common stock reserved for issuance in respect of the Series A Notes and the Series B Notes and any additional shares we issue in the future as we seek to raise more capital. Up to approximately 1.782 billion and approximately 2.336 billion shares of our common stock will be reserved for issuance in respect of the Series A Notes and the Series B Notes, respectively.

Additional Information

This summary of the restructuring is intended to provide you with basic information concerning those items. However, it is not a substitute for reviewing our periodic reports filed with the SEC, including our annual report for the fiscal year ended December 31, 2010, our quarterly reports and our current reports. For more information on the background of the restructuring, see “Where You Can Find More Information” later in this Proxy Statement. Aspects of our restructuring involve risks and uncertainties, including those described or otherwise referred to in the section of this Proxy Statement entitled “Cautionary Note Regarding Forward-Looking Statements.”

PROPOSAL NO. 1

APPROVAL OF THE MERGER AGREEMENT

To accomplish the proposed change in the Company’s certificate of incorporation, the Board has unanimously adopted the Merger Agreement. Each of the board of directors of Merger Sub and the Company, as the sole stockholder of Merger Sub, has also adopted the Merger Agreement. Under the Merger Agreement, Merger Sub will be merged with and into the Company, with the Company as the surviving corporation. In connection with the merger, the certificate of incorporation of the Company will be amended and restated to, among other things, increase the number of authorized shares of its common stock. Each share of capital stock, including common stock, of the Company issued and outstanding immediately prior to the effective date of the Charter Amendment Merger will remain issued and outstanding immediately following the Charter Amendment Merger, upon which the Series B Convertible Stock will be converted into our common stock.

A copy of the Merger Agreement is attached as Appendix A to this Proxy Statement. A copy of the Certificate of Merger to be filed with the Delaware Secretary of State is attached as Appendix B to this Proxy Statement. Merger Sub was recently formed by the Company under the DGCL for the purpose of effecting the Charter Amendment Merger. If the Merger Agreement is approved by the stockholders and the Charter Amendment Merger is completed, our Existing Charter will be amended and restated in the form set forth in the Certificate of Merger attached hereto as Appendix B. See “Comparison of Existing Charter and New Charter” below for additional information.

Principal Features of the Merger

Upon the approval of the Merger Agreement by the Company’s stockholders, the Company’s Board, as promptly as practicable, will cause the Charter Amendment Merger to be consummated by filing the Certificate of Merger with the Delaware Secretary of State (such date and time, the “Effective Time”). Upon the consummation of the Charter Amendment Merger, the separate existence of Merger Sub will cease, and the Company, to the extent permitted by law, will succeed to all business, properties, assets and liabilities of Merger Sub. Each share of capital stock of Merger Sub issued and outstanding immediately prior to the Effective Time will, by virtue of the Charter Amendment Merger, be automatically cancelled without payment of any consideration therefor and will cease to exist. Each share of capital stock of the Company issued and outstanding immediately prior to the Effective Time will remain issued and outstanding at and after the Effective Time, upon which the Series B Convertible Preferred Stock will be converted into our common stock.

At the Effective Time, the Existing Charter will be amended and restated in the form of the New Charter. The New Charter, among other things, will provide for sufficient authorized shares of common stock to cause the automatic conversion of the Company’s Series B Convertible Preferred Stock into our common stock at a rate equal to 372.6222 shares of common stock for each share of Series B Convertible Preferred Stock, to provide for sufficient authorized shares of common stock to be issued in respect of the Series A Notes and the Series B Notes and to provide sufficient authorized shares for a new equity incentive plan and other equity issuances. Common stock issuable upon conversion of the Series B Convertible Preferred Stock will be rounded down to the nearest whole share. The New Charter will also incorporate by reference the current certificates of designations for the Series A Voting Preferred Stock and the Series B Convertible Preferred Stock.

The Charter Amendment Merger is conditioned upon the Merger Agreement being adopted by holders of at least a majority of the outstanding voting power of the Company in accordance with the requirements of the DGCL and the Company’s Existing Charter and bylaws. Adoption of the Merger Agreement and consummation of the Charter Amendment Merger will not result in any change in the business, management, assets or liabilities of the Company.

If approved by the Company’s stockholders, it is anticipated that the Charter Amendment Merger will be completed as soon as practicable after such vote. However, the Charter Amendment Merger may be abandoned, and the Merger Agreement may be amended, either before or after stockholder approval if circumstances arise which, in the opinion of the Board, make such action advisable, although subsequent to stockholder approval none of the principal terms may be amended without further stockholder approval.

The Charter Amendment Merger does not require the approval of any Federal or state regulatory agency.

Purpose of the Charter Amendment Merger

As discussed above in “The Restructuring” the Company completed its registered exchange offer and related transactions on July 22, 2011 as part of its restructuring. The Charter Amendment Merger represents a significant step in the Company’s restructuring and provides that the Company’s Existing Charter will be amended and restated such, among other things, that there will be sufficient authorized shares of common stock to cause the automatic conversion of the Company’s Series B Convertible Preferred Stock into its common stock, to provide for sufficient authorized shares of common stock to be issued in respect of the Series A Notes and the Series B Notes and to provide sufficient authorized shares for a new equity incentive plan and other equity issuances. Following the completion of the Charter Amendment Merger, each of the Series A Notes and Series B Notes will be entitled to vote on an as converted basis along with the holders of our common stock, subject to certain limitations set forth in the indentures governing the Series A Notes and the Series B Notes.

Comparison of Existing Charter and New Charter

Authorized Capital Stock.

Under the Existing Charter, the Company’s authorized capital stock currently consists of 85,000,000 shares of capital stock, consisting of 5,000,000 shares of preferred stock, par value $1.00 per share, and 80,000,000 shares of common stock, par value $0.01 per share. Pursuant to powers granted under the Existing Charter, certificates of designations filed with the Secretary of the State of Delaware provide that the authorized preferred stock is comprised of one share of Series A Voting Preferred Stock and 4,999,999 shares of Series B Convertible Preferred Stock.

Under the New Charter, the Company’s authorized capital stock will consist of 10.005 billion shares of capital stock, consisting of 5,000,000 shares of preferred stock, par value $1.00 per share, and 10.0 billion shares of common stock, par value $0.01 per share. The New Charter will incorporate by reference the certificates of designations in respect of the Series A Voting Preferred Stock and the Series B Convertible Preferred Stock. The common stock and the Series A Voting Preferred Stock will be entitled to one vote per share, and the Series B Convertible Preferred Stock will be entitled to 42.6652 votes per share, however, upon the effectiveness of the New Charter, the Series B Convertible Preferred Stock will automatically convert into shares of our common stock at a rate equal to 372.6222 shares of common stock for each share of Series B Convertible Preferred Stock. Common stock issuable upon conversion of the Series B Convertible Preferred Stock will be rounded down to the nearest whole share. We currently estimate that approximately 1.863 billion shares of our common stock will be issued upon the automatic conversion of the Series B Convertible Preferred Stock. Upon the effectiveness of the New Charter, approximately 1.782 billion and approximately 2.336 billion shares of our common stock will be reserved for issuance in respect of the Series A Notes and Series B Notes, respectively.

Under the New Charter, subject to the rights of the holders of any series of preferred stock, the number of authorized shares of preferred stock may be increased or decreased (but not below the number of shares then outstanding) by the affirmative vote of a majority of the voting power (as defined below), without a separate class vote of the holders of the preferred stock.

Blank Check Preferred Stock.

Both the Existing Charter and the New Charter grant the board of directors the right to fix the designation, powers, preferences, qualifications, limitations and restrictions of the preferred stock.

Voting Power.

Under the Existing Charter, as amended by the certificates of designations for each of the Series A Voting Preferred Stock and the Series B Convertible Preferred Stock, the common stock and the Series A Voting Preferred Stock are each entitled to one vote per share. The Series B Convertible Preferred Stock is entitled to 42.6652 votes per share.

Under the New Charter (which incorporates by reference the certificates of designations for each of the Series A Voting Preferred Stock and the Series B Convertible Preferred Stock), the common stock and Series A Voting Preferred Stock each will be entitled to one vote per share, and the Series B Convertible Preferred Stock will continue to be entitled to 42.6652 votes per share based upon a formula set forth in the certificate of designations of the Series B Convertible Preferred Stock. The Series B Convertible Preferred Stock, however, will automatically convert into shares of our common stock at a rate equal to 372.6222 shares of common stock for each share of Series B Convertible Preferred Stock (with any resulting fractional shares rounded down to the nearest whole share) and thereafter be entitled to one vote for each share of common stock. Upon the effectiveness of the New Charter and pursuant to the terms of the indentures governing the Series A Notes and the Series B Notes, the Series A Notes and the Series B Notes will be entitled to vote along with the common stock on an as converted basis, after giving effect to certain limitations set forth in such indentures, at a rate of 960.7158 and 961.5078 votes per $1,000.00 of principal amount of the Series A Notes and Series B Notes, respectively. For the purposes of the New Charter, “voting power” refers to the voting power of the outstanding capital stock of the Company and the voting power of the Series A Notes and the Series B Notes, voting together with the stockholders as a single class. The voting power of the Series A Notes and the Series B Notes may not be amended, altered or repealed while any of the Series A Notes or Series B Notes, as the case may be, are outstanding without the affirmative vote of the majority of the outstanding principal amount of the Series A Notes or Series B Notes, as the case may be.

Under the New Charter, except as otherwise required by law, the New Charter, or any preferred stock designation, holders of common stock are not entitled to vote on any amendment to the New Charter or any preferred stock designation that relates solely to the terms of one or more outstanding series of preferred stock if the holders of such affected series of preferred stock are entitled to vote thereon pursuant to the New Charter, any preferred stock designation, or the DGCL.

Anti-Takeover Provisions.

Under the Existing Charter, we are subject to Section 203 of the DGCL (“Section 203”). This discussion is not a complete statement of the law relating to Section 203 and is qualified in its entirety by reference to Section 203 of the DGCL. In general, Section 203 prohibits a publicly held Delaware corporation from engaging in various “business combination” transactions with any interested stockholder for a period of three years following the time that such person became an interested stockholder, unless:

•	prior to such time, the board of directors approved either the business combination or the transaction that resulted in the person becoming an interested stockholder;

•

upon consummation of the transaction which resulted in the stockholder becoming an interested stockholder, the interested stockholder owned at least 85% of the voting stock of the corporation outstanding at the time the transaction commenced (subject to certain exceptions); or

•

at or subsequent to such time the business combination is approved by the board and authorized at an annual or special meeting of stockholders by the affirmative vote of at least 66 2/3% of the outstanding voting stock which is not owned by the interested stockholder.

In addition to other exceptions, the three-year prohibition also does not apply to some business combinations proposed by an interested stockholder: (1) following the announcement or notification of certain extraordinary transactions involving the corporation and a person who had not been an interested stockholder during the previous three years; (2) who became an interested stockholder with the approval of a majority of the corporation’s directors or (3) who became an interested stockholder at a time when the corporation was not subject to Section 203 as provided by law.

Under the DGCL, the term “business combination” is defined generally, among other things, to include mergers or consolidations between a Delaware corporation and an interested stockholder, transactions with an interested stockholder involving the assets or stock of the corporation or its majority-owned subsidiaries, and transactions that increase an interested stockholder’s percentage ownership of stock. The term “interested stockholder” is defined generally as those stockholders who become beneficial owners of 15% or more of a Delaware corporation’s voting stock, together with the affiliates or associates of that stockholder.

In addition, our Existing Charter provides that certain “business combinations” require an affirmative vote of holders of at least 80% of the voting power of the then outstanding shares of capital stock entitled to vote generally in the election of directors unless such business combinations are approved by a majority of continuing directors, or certain fair price provisions are satisfied. “Continuing directors” are persons (a) serving as directors prior to June 1, 1983, (b) elected by the stockholders before a “substantial stockholder” acquired 10% of the then outstanding voting shares or (c) designated as continuing directors by a majority of the then continuing directors prior to the directors’ initial election. Fair price provisions in our certificate of incorporation mandate that the amount of cash and the fair market value of other consideration to be received per share by holders of common stock not fall below certain ratios.

The term “business combination” is defined in our Existing Charter as (1) any merger or consolidation of the Corporation of any subsidiary (as hereinafter defined) with or into (i) any “substantial stockholder” or (ii) any other corporation (whether or not itself a “substantial stockholder”) which, after such merger or consolidation, would be an “affiliate” of a “substantial stockholder,” or (2) any sale, lease, exchange, mortgage, pledge, transfer or other disposition (in one transaction or a series of related transactions) to or with (i) any “substantial stockholder” or (ii) an “affiliate” of a “substantial stockholder” of any assets of the Company or any subsidiary having an aggregate fair market value of $5,000,000 or more, or (3) the issuance or transfer by the Company or any subsidiary (in one transaction or a series of related transactions) of any securities of the Company or any subsidiary to (i) any “substantial stockholder” or (ii) any other corporation (whether or not itself a “substantial stockholder”) which, after such issuance or transfer, would be an “affiliate” of a “substantial stockholder” in exchange for cash, securities or other property (or a combination thereof) having an aggregate fair market value of $5,000,000 or more, or (4) the adoption of any plan or proposal for the liquidation of dissolution of the Company proposed by or on behalf of a “substantial stockholder” or an “affiliate” of a “substantial stockholder,” or (5) any reclassification of securities (including any reverse stock split), recapitalization, reorganization, merger or consolidation of the Company with any of its subsidiaries or any similar transaction (whether or not with or into or otherwise involving a “substantial stockholder” or an “affiliate” of a “substantial stockholder”) which has the effect, directly or indirectly, of increasing the proportionate share of the outstanding shares of any class of equity or convertible securities of the Company or any subsidiary which is directly or indirectly owned by any “substantial stockholder” or by an “affiliate” of a “substantial stockholder.” A “substantial stockholder” is generally any person who is or becomes the beneficial owner of not less than 10% of the voting shares, together with any affiliate of such stockholder. An “affiliate” has the meaning set forth in the rules under the Securities Exchange Act of 1934, as amended.

Under the New Charter, the Company elects not to be governed by Section 203. Furthermore, the New Charter does not require “super-majority” approval of any business combination transactions.

Board Size; Director Election and Removal.

The Existing Charter provides that the size of the board shall consist of not less than 5 nor more than 15 persons, with the exact number to be fixed from time to time pursuant to a resolution adopted by a majority of the entire board. The New Charter provides that the board shall initially consist of 9 persons until the precise number of directors, other than those who may be elected by the holders of one or more series of preferred stock voting separately by class or series, shall be fixed from time to time pursuant to a resolution adopted by a majority of the whole board (the total number of directors the Company would have if there were no vacancies). Board members are elected annually at the annual meeting of stockholders and serve one-year terms to expire at the following annual meeting of stockholders. Newly created directorships resulting from any increase in the authorized number of directors or vacancies in the board of directors are filled by a majority vote of the directors then in office, and directors so chosen shall serve for a term expiring at the next annual meeting of stockholders.

Under the Existing Charter, no director may be removed from office by vote or other action of the stockholders unless the director has been convicted of a felony or adjudged mentally incompetent or liable for negligence or misconduct in the performance of his or her duty to the Company.

Under the New Charter, members of the board may be removed from office at any time, with or without cause, by the affirmative vote of holders of a majority of the voting power. However, vacancies on the board resulting from the removal of a director appointed by the IBT may be filled solely by the IBT as the holder of the one share of Series A Voting Preferred Stock.

Stockholder Meetings; Written Consent.

Our Existing Charter provides that stockholders may act only at an annual or special meeting of stockholders and not by written consent. Our Existing Charter and bylaws provide that special meetings of the stockholders can be called only by the board of directors or certain officers.

These provisions could have the effect of delaying until the next annual stockholders meeting stockholder actions that are favored by the holders of a majority of the outstanding voting securities. These provisions may also discourage another person or entity from making an offer to stockholders for the common stock. This is because the person or entity making the offer, even if it acquired a majority of our outstanding voting securities, would be unable to call a special meeting of the stockholders and would be unable to obtain unanimous written consent of the stockholders. As a result, any meeting as to matters they endorse, including the election of new directors or the appraisal of a merger, would have to wait for the next duly called stockholders meeting.

Under the New Charter, stockholders are entitled to take action by written consent if the consent is signed by holders of not less than the minimum voting power that would be necessary to authorize or take the action at a stockholder meeting and if the board of directors approves in advance of the taking of such action. Special meetings of the stockholders may be called by the secretary of the Company upon the written request of at least 25% of the voting power if certain notice requirements are met.

Amendment of Bylaws.

The Existing Charter provides that the bylaws of the Company may be amended or repealed, or new bylaws may be adopted, by the affirmative vote of 75% of the outstanding voting shares or by the affirmative vote of a majority of the board of directors.

The New Charter provides that the bylaws of the Company may be amended or repealed, or new bylaws may be adopted, by the affirmative vote of a majority of the voting power or by the affirmative vote of a majority of the whole board of directors.

Director Indemnification.

Both the Existing Charter and New Charter provide that the Company’s directors shall not be personally liable to the Company or its stockholders for monetary damages for breach of fiduciary duty as a director, except for liability (i) for any breach of the director’s duty of loyalty to the Company or its stockholders, (ii) for acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law, (iii) under Section 174 of the DGCL, or (iv) for any transaction from which the director derived an improper personal benefit. If the DGCL is amended to permit further elimination or limitation of the personal liability of the directors, then the liability of the Company’s directors shall be eliminated or limited to the fullest extent permitted by the DGCL, as so amended.

Consequences If Stockholders Approve the Proposal.

There will be significant dilution of existing holders of our common stock if the Merger Agreement is approved. After giving effect to the Charter Amendment Merger and the automatic conversion of Series B Convertible Preferred Stock to common stock, the lenders under our existing credit agreement will hold approximately 72.5% of our common stock, the IBT will hold approximately 25.0% of our common stock and our existing stockholders will hold approximately 2.5% of our common stock, each subject to further dilution if shares of common stock are issued in respect to the Series A Notes, the Series B Notes or the equity incentive plan. We currently estimate that approximately 1.863 billion shares of our common stock will be issued upon the automatic conversion of the Series B Convertible Preferred Stock. Upon the effectiveness of the New Charter, approximately 1.782 billion and approximately 2.336 billion shares of our common stock will be reserved for issuance in respect of the Series A Notes and Series B Notes, respectively.

Consequences If Stockholders Do Not Approve the Proposal.

In the event the Company’s stockholders reject the proposal to approve the Merger Agreement at the Special Meeting or otherwise on September 20, 2011 if the Company’s stockholders have not adopted the Merger Agreement, then the Series B Convertible Preferred Stock will begin to accrue cumulative dividends on its liquidation preference at an annual rate of 20%, which will be added to its liquidation preference on a quarterly basis. Furthermore, from September 20, 2011 until the date on which the New Charter is in full force and effect, partial liquidated damages will accrue on the Series B Notes at a rate of 20% per annum; provided that no such partial liquidated damages shall be payable (i) in the event we convene the Special Meeting by September 20, 2011, and the stockholders of the Company do not approve the Merger Agreement at such meeting and (ii) for any time after the effectiveness of the New Charter. The date of the Special Meeting is before September 20, 2011, so no partial liquidated damages should be payable on the Series B Notes.

Appraisal Rights.

Under Delaware law, the holders of the Series A Voting Preferred Stock and Series B Convertible Preferred Stock are entitled to appraisal rights with respect to the actions contemplated by proposal No. 1.

Required Vote.

Approval of proposal No. 1 requires the affirmative vote, either in person or by proxy, of the holders of a majority of the outstanding voting power of the Company.

Abstentions and broker “non-votes” will have the same effect as voting “AGAINST” the adoption of the proposal No. 1 because the required vote is based on the voting power outstanding rather than the number of votes cast on the proposal.

The Effective Time of the Charter Amendment Merger will be the date and time on which the Certificate of Merger is accepted and recorded by the Delaware Secretary of State (subject to any specific future time of effectiveness stated therein) in accordance with Section 103 of the DGCL. It is expected that the Certificate of Merger will be submitted for filing promptly following the Special Meeting.

Interests of Certain Persons in the Proposal.

Certain of the Company’s officers and directors have an interest in this proposal No. 1 as a result of their ownership of shares of stock of the Company, as set forth in the section entitled “Security Ownership of Management and Directors” below. However, we do not believe that our officers or directors have interests in the Charter Amendment Merger that are different from or greater than those of any other stockholder of the Company.

MATERIAL U.S. FEDERAL INCOME TAX CONSEQUENCES OF THE CHARTER AMENDMENT MERGER

The following discussion is a summary of certain U.S. federal income tax consequences of the Charter Amendment Merger and subsequent automatic conversion of Series B Convertible Preferred Stock into common stock to the Company and to holders of the Company’s common stock or Series B Convertible Preferred Stock that hold such stock as a capital asset for U.S. federal income tax purposes. This discussion is based on laws, regulations, rulings and decisions in effect on the date hereof, all of which are subject to change (possibly with retroactive effect) and to differing interpretations. This discussion applies only to holders that are U.S. persons and does not address all aspects of U.S. federal income taxation that may be relevant to holders in light of their particular circumstances or to holders who may be subject to special tax treatment under the Internal Revenue Code of 1986, as amended, including, without limitation, holders who are dealers in securities or foreign currency, foreign persons, insurance companies, tax-exempt organizations, banks, financial institutions, small business investment companies, regulated investment companies, real estate investment trusts, retirement plans, holders that are partnerships or other pass-through entities for U.S. federal income tax purposes, holders whose functional currency is not the U.S. dollar, traders that mark-to-market their securities, holders subject to the alternative minimum tax, holders who hold the Company’s stock as part of a hedge, straddle, conversion or other risk reduction transaction, or who acquired the Company’s stock pursuant to the exercise of compensatory stock options, the vesting of previously restricted shares of stock or otherwise as compensation.

The Company has not sought, and will not seek, a ruling from the Internal Revenue Service regarding the U.S. federal income tax consequences of the Charter Amendment Merger and subsequent automatic conversion of Series B Convertible Preferred Stock into common stock. The following summary does not address the tax consequences of the Charter Amendment Merger and subsequent automatic conversion of Series B Convertible Preferred Stock into common stock under foreign, state, or local tax laws. Accordingly, each holder of the Company’s capital stock should consult his, her or its tax advisor with respect to the particular tax consequences of the Charter Amendment Merger and subsequent automatic conversion of Series B Convertible Preferred Stock into common stock to such holder.

IRS Circular 230 Disclosure: To ensure compliance with requirements imposed by the U.S. Internal Revenue Service, we inform you that any tax advice contained in this Proxy Statement was not intended or written to be used, and cannot be used, by any taxpayer for the purpose of avoiding tax-related penalties under the U.S. Internal Revenue Code. The tax advice contained in this Proxy Statement was written to support the promotion or marketing of the transactions and matters addressed by this Proxy Statement. Each taxpayer should seek advice based on the taxpayer’s particular circumstances from an independent tax advisor.

The U.S. federal income tax consequences for a holder of the Company’s common stock and for the Company pursuant to the Charter Amendment Merger and the subsequent automatic conversion of Series B Convertible Preferred Stock into common stock will be as follows:

•	the holder should not recognize any gain or loss for U.S. federal income tax purposes; and

•	we should not recognize gain or loss solely as a result of the Charter Amendment Merger and subsequent automatic conversion of Series B Convertible Preferred Stock into common stock.

The U.S. federal income tax consequences for a holder of the Company’s Series B Convertible Preferred Stock will be as follows:

•	the holder should not recognize any gain or loss for U.S. federal income tax purposes;

•

the holder’s aggregate tax basis in the common stock received pursuant to the automatic conversion of Series B Convertible Preferred Stock should be equal to the aggregate tax basis of such holder’s Series B Convertible Preferred Stock surrendered in exchange therefor; and

•

the holder’s holding period for the common stock received pursuant to the automatic conversion of Series B Convertible Preferred Stock should include such holder’s holding period for the Series B Convertible Preferred Stock surrendered in exchange therefor.

THE BOARD RECOMMENDS A “FOR” VOTE FOR THE APPROVAL OF THE MERGER AGREEMENT.

PROPOSAL NO. 2

APPROVAL OF THE ADJOURNMENT OF THE SPECIAL MEETING

Adjournment. If it becomes necessary to establish a quorum or to obtain additional votes in favor of proposal No. 1, a motion may be made to adjourn the Special Meeting to a later time to permit further solicitation of proxies. If such a motion to adjourn is made, it will require that more votes of our shares (with each share of Series B Convertible Preferred Stock entitled to 42.6652 votes) are cast in favor of the proposal than votes of our shares that are cast against the proposal, even if a quorum is not present or represented at the Special Meeting.

Vote Required. Proposal No. 2 requires that more votes of our shares are cast (with each share of Series B Convertible Preferred Stock entitled to 42.6652 votes) in favor of the proposal than votes of our shares that are cast against the proposal. Accordingly, abstentions and broker non-votes will have no effect on the outcome of proposal No. 2.

THE BOARD RECOMMENDS A “FOR” VOTE FOR THE APPROVAL OF THIS PROPOSAL NO. 2 TO ADJOURN THE SPECIAL MEETING IF IT BECOMES NECESSARY TO ESTABLISH A QUORUM OR SOLICIT ADDITIONAL VOTES IN FAVOR OF PROPOSAL NO. 1.

APPRAISAL RIGHTS

If the Charter Amendment Merger is consummated, holders of shares of Series A Voting Preferred Stock and Series B Convertible Preferred Stock are entitled to appraisal rights under Section 262 of the Delaware General Corporation Law (“Section 262”), provided that they comply with the conditions established by Section 262.

Section 262 is reprinted in its entirety as Appendix C to this Proxy Statement. The following discussion is not a complete statement of the law relating to appraisal rights and is qualified in its entirety by reference to Appendix C. This discussion and Appendix C should be reviewed carefully by any holder who wishes to exercise statutory appraisal rights or who wishes to preserve the right to do so, as failure to comply with the procedures set forth herein or therein will result in the loss of appraisal rights.

A record holder of shares of Series A Voting Preferred Stock or Series B Convertible Preferred Stock who makes the demand described below with respect to such shares, who continuously is the record holder of such shares through the effective time of the Charter Amendment Merger, who otherwise complies with the statutory requirements of Section 262 and who neither votes in favor of the Merger Agreement nor consents thereto in writing will be entitled to an appraisal by the Delaware Court of Chancery (the “Delaware Court”) of the fair value of his or her shares of Series A Voting Preferred Stock and Series B Convertible Preferred Stock. All references in this summary of appraisal rights to a “stockholder” or “holders of shares of Series A Voting Preferred Stock or Series B Convertible Preferred Stock” are to the record holder or holders of shares of Series A Voting Preferred Stock or Series B Convertible Preferred Stock, respectively. Except as set forth herein, stockholders of Series A Voting Preferred Stock and Series B Convertible Preferred will not be entitled to appraisal rights in connection with the Charter Amendment Merger.

Under Section 262, where a merger is to be submitted for approval at a meeting of stockholders, such as the Special Meeting, not less than 20 days prior to the meeting a constituent corporation must notify each of the holders of its stock for whom appraisal rights are available that such appraisal rights are available and include in each such notice a copy of Section 262. This Proxy Statement shall constitute such notice to the record holders of Series A Voting Preferred Stock and Series B Convertible Preferred Stock.

Holders of shares of Series A Voting Preferred Stock and Series B Convertible Preferred Stock who desire to exercise their appraisal rights must not vote in favor of the Merger Agreement and must deliver a separate written demand for appraisal to the Company prior to the vote by the stockholders of the Company on the Charter Amendment Merger. A demand for appraisal must be executed by or on behalf of the stockholder of record and must reasonably inform the Company of the identity of the stockholder of record and that such stockholder intends thereby to demand appraisal of the Series A Voting Preferred Stock and Series B Convertible Preferred Stock. A proxy or vote against the Merger Agreement will not by itself constitute such a demand. Within ten days after the Effective Time, the Company must provide notice of the Effective Time to all stockholders who have complied with Section 262 and who have not voted in favor of or consented to the Charter Amendment Merger.

A stockholder who elects to exercise appraisal rights should mail or deliver his or her written demand to:

Jeff P. Bennett

Corporate Secretary

YRC Worldwide Inc.

10990 Roe Avenue

Overland Park, Kansas 66211

A person having a beneficial interest in shares of Series A Voting Preferred Stock or Series B Convertible Preferred Stock that are held of record in the name of another person, such as a broker, fiduciary, depositary or other nominee, must act promptly to cause the record holder to follow the steps summarized herein properly and in a timely manner to perfect appraisal rights. If the shares of Series A Voting Preferred Stock or Series B Convertible Preferred Stock are owned of record by a person other than the beneficial owner, including a broker, fiduciary (such as a trustee, guardian or custodian), depositary or other nominee, such demand must be executed by or for the record owner. If the shares of Series A Voting Preferred Stock or Series B Convertible Preferred Stock are owned of record by more than one person, as in a joint tenancy or tenancy in common, such demand must be executed by or for all joint owners. An authorized agent, including an agent for two or more joint owners, may execute the demand for appraisal for a stockholder of record; however, the agent must identify the record owner and expressly disclose the fact that, in exercising the demand, such person is acting as agent for the record owner. If a stockholder holds shares of Series A Voting Preferred Stock or Series B Convertible Preferred Stock through a broker who in turn holds the shares through a central securities depository nominee such as Cede & Co., a demand for appraisal of such shares must be made by or on behalf of the depository nominee and must identify the depository nominee as record holder.

Within 120 days after the Effective Time, either the Company or any stockholder who has complied with the required conditions of Section 262 may commence an appraisal proceeding by filing a petition in the Delaware Court, with a copy served on the Company in the case of a petition filed by a stockholder, demanding a determination of the fair value of the shares of all dissenting stockholders. There is no present intent on the part of the Company to file an appraisal petition and stockholders seeking to exercise appraisal rights should not assume that the Company will file such a petition or that the Company will initiate any negotiations with respect to the fair value of such shares. Accordingly, holders of Series A Voting Preferred Stock or Series B Convertible Preferred Stock who desire to have their shares appraised should initiate any petitions necessary for the perfection of their appraisal rights within the time periods and in the manner prescribed in Section 262. Within 120 days after the Effective Time, any stockholder who has theretofore complied with the applicable provisions of Section 262 will be entitled, upon written request, to receive from the Company a statement setting forth the aggregate number of shares of Series A Voting Preferred Stock or Series B Convertible Preferred Stock not voting in favor of the Merger Agreement and with respect to which demands for appraisal were received by the and the number of holders of such shares. A person who is the beneficial owner of shares stock held in a voting trust or by a nominee on behalf of such person may, in such person’s own name, file a petition or request from the corporation the statement described in the previous sentence. Such statement must be mailed within 10 days after the written request therefor has been received by the Company.

If a petition for an appraisal is timely filed, at the hearing on such petition, the Delaware Court will determine which stockholders are entitled to appraisal rights. The Delaware Court may require the stockholders who have demanded an appraisal for their shares and who hold stock represented by certificates to submit their certificates of stock to the Register in Chancery for notation thereon of the pendency of the appraisal proceedings; and if any stockholder fails to comply with such direction, the Delaware Court may dismiss the proceedings as to such stockholder. Where proceedings are not dismissed, the appraisal proceeding shall be conducted, as to the shares of Series A Voting Preferred Stock or Series B Convertible Preferred Stock owned by such stockholders, in accordance with the rules of the Delaware Court, including any rules specifically governing appraisal proceedings. Through such proceeding the Delaware Court shall determine the fair value of such shares exclusive of any element of value arising from the accomplishment or expectation of the Charter Amendment Merger, together with interest, if any, to be paid upon the amount determined to be the fair value.

Although the Company believes that the merger consideration is fair, no representation is made as to the outcome of the appraisal of fair value as determined by the Court and stockholders should recognize that such an appraisal could result in a determination of a value higher or lower than, or the same as, the merger consideration. Moreover, the Company does not anticipate offering more than the merger consideration to any stockholder exercising appraisal rights and reserves the right to assert, in any appraisal proceeding, that, for purposes of Section 262, the “fair value” of a share of Series A Voting Preferred Stock or Series B Convertible Preferred Stock is less than the merger consideration. In determining “fair value”, the Delaware Court is required to take into account all relevant factors. In Weinberger v. UOP, Inc. the Delaware Supreme Court discussed the factors that could be considered in determining fair value in an appraisal proceeding, stating that “proof of value by any techniques or methods which are generally considered acceptable in the financial community and otherwise admissible in court” should be considered and that “[f]air price obviously requires consideration of all relevant factors involving the value of a company.” The Delaware Supreme Court has stated that in making this determination of fair value the court must consider market value, asset value, dividends, earnings prospects, the nature of the enterprise and any other facts which could be ascertained as of the date of the merger which throw any light on future prospects of the merged corporation. Section 262 provides that fair value is to be “exclusive of any element of value arising from the accomplishment or expectation of the merger.” In Cede & Co. v. Technicolor, Inc., the Delaware Supreme Court stated that such exclusion is a “narrow exclusion [that] does not encompass known elements of value,” but which rather applies only to the speculative elements of value arising from such accomplishment or expectation. In Weinberger, the Delaware Supreme Court construed Section 262 to mean that “elements of future value, including the nature of the enterprise, which are known or susceptible of proof as of the date of the merger and not the product of speculation, may be considered.”

The cost of the appraisal proceeding may be determined by the Delaware Court and taxed against the parties as the Delaware Court deems equitable in the circumstances. However, costs do not include attorneys’ and expert witness fees. Each dissenting stockholder is responsible for his or her attorneys’ and expert witness expenses, although, upon application of a dissenting stockholder of the Company, the Delaware Court may order that all or a portion of the expenses incurred by any dissenting stockholder in connection with the appraisal proceeding, including without limitation, reasonable attorneys’ fees and the fees and expenses of experts, be charged pro rata against the value of all shares of stock entitled to appraisal.

Any holder of shares of Series A Voting Preferred Stock or Series B Convertible Preferred Stock who has duly demanded appraisal in compliance with Section 262 will not, after the Effective Time, be entitled to vote for any purpose any shares subject to such demand or to receive payment of dividends or other distributions on such shares, except for dividends or distributions payable to stockholders of record at a date prior to the Effective Time.

At any time within 60 days after the Effective Time, any stockholder who has not commenced an appraisal proceeding or joined that proceeding as a named party will have the right to withdraw such demand for appraisal and to accept the terms offered in the Merger Agreement; after this period, the stockholder may withdraw such demand for appraisal only with the consent of the Company. If no petition for appraisal is filed with the Delaware Court within 120 days after the Effective Time, stockholders’ rights to appraisal shall cease, and all holders of shares of Series A Voting Preferred Stock or Series B Convertible Preferred Stock will be entitled to receive the consideration offered pursuant to the Merger Agreement. Inasmuch as the Company has no obligation to file such a petition, and the Company has no present intention to do so, any holder of shares of Series A Voting Preferred Stock or Series B Convertible Preferred Stock who desires such a petition to be filed is advised to file it on a timely basis. Any stockholder may withdraw such stockholder’s demand for appraisal by delivering to the Company a written withdrawal of his or her demand for appraisal and acceptance of the merger consideration, except (i) that any such attempt to withdraw made more than 60 days after the Effective Time will require written approval of the Company and (ii) that no appraisal proceeding in the Delaware Court shall be dismissed as to any stockholder without the approval of the Delaware Court, and such approval may be conditioned upon such terms as the Delaware Court deems just, provided, however, that this provision shall not affect the right of any stockholder who has not commenced an appraisal proceeding or joined that proceeding as a named party to withdraw such stockholder’s demand for appraisal and to accept the terms offered upon the Charter Amendment Merger within 60 days.

OTHER MATTERS

The Board does not intend to bring any other business before the Special Meeting and it is not aware that anyone else intends to do so. If any other business matters are properly brought before the Special Meeting, it is the intention of the persons named in the enclosed form of proxy to vote as proxies in accordance with their best judgment.

CAUTIONARY NOTE REGARDING FORWARD-LOOKING STATEMENTS

This Proxy Statement includes or incorporates by reference forward-looking statements within the meaning of Section 27A of the Securities Act and Section 21E of the Exchange Act. Any statements about our expectations, beliefs, plans, objectives, assumptions, future events or performance are not historical facts and may be forward-looking. These statements are often, but not always, made through the use of words or phrases such as “anticipate,” “estimate,” “plans,” “projects,” “continuing,” “ongoing,” “expects,” “believes,” “intends” and similar words or phrases. Accordingly, these statements involve estimates, assumptions and uncertainties that could cause actual results to differ materially from those expressed in them. Our actual results could differ materially from those anticipated in such forward-looking statements as a result of several factors more fully described elsewhere in this Proxy Statement and in the documents incorporated by reference herein. All forward-looking statements are necessarily only estimates of future results and there can be no assurance that actual results will not differ materially from expectations, and, therefore, you are cautioned not to place undue reliance on such statements. Any forward-looking statements are qualified in their entirety by reference to the factors discussed throughout this Proxy Statement.

Forward-looking statements regarding future events and our future performance involve risks and uncertainties that could cause actual results to differ materially. These risks and uncertainties include, without limitation, the following items:

•	our recurring losses from operations and negative operating cash flows raise substantial doubt as to our ability to continue as a going concern

•	the volatility of the our common stock’s market price and possible delisting of our common stock from the NASDAQ Global Select Market;

•	income tax liability as a result of our recently completed exchange offer;

•	increases in pension expense and funding obligations, including obligations to pay surcharges;

•	economic downturn, downturns in our customers’ business cycles and changes in their business practices;

•	competitor pricing activity;

•	the effect of any deterioration in our relationship with our employees;

•	self-insurance and claims expenses exceeding historical levels;

•	adverse changes in equity and debt markets and our ability to raise capital;

•	adverse changes in the regulatory environment;

•	effects of anti-terrorism measures on our business;

•	adverse legal proceeding or Internal Revenue Service audit outcomes;

•	failure to obtain projected benefits and cost savings from operational and performance initiatives;

•	covenants and other restrictions in our credit and other financing arrangements; and

•	the other risk factors that are from time to time included in our reports filed with the SEC.

Although we believe the assumptions upon which these forward-looking statements are based are reasonable, any of these assumptions could prove to be inaccurate and the forward-looking statements based on these assumptions could be incorrect. Our operations involve risks and uncertainties, many of which are outside our control, and any one of which, or a combination of which, could materially affect our results of operations and whether the forward-looking statements ultimately prove to be correct.

Many of the factors set forth above are described in greater detail in our filings with the SEC. All forward-looking statements included in this Proxy Statement are expressly qualified in their entirety by the foregoing cautionary statements. All future written and oral forward-looking statements attributable to us or persons acting on our behalf are expressly qualified in their entirety by the previous statements. Except as may be required by law, we undertake no obligation to update any forward-looking statement to reflect events or circumstances after the date on which the statement was made or to reflect the occurrence of unanticipated events.

SECURITY OWNERSHIP OF MANAGEMENT AND DIRECTORS

Shares of our common stock that directors and executive officers of the Company owned as of July 22, 2011 include:

•	shares in which they may be deemed to have a beneficial interest;

•	shares credited to individual accounts in the Company’s 401(k) plan;

•	restricted share units subject to the Company’s 2004 Long-Term Incentive and Equity Award Plan (“Equity Plan”); and

•	shares subject to options that are exercisable on or prior to September 20, 2011.

All of the executive officers and directors have sole voting and dispositive power with respect to the shares of common stock reported below, and none of the shares reported below is pledged as security by any executive officer or director. See footnote (2) below regarding adjusted ownership amounts and percentages due to unvested restricted share units.

Name	Shares of Common Stock Owned as of 7/22/11 (1)		Shares that Person has Right to Acquire On or Prior to 9/20/11	Total Beneficial Ownership	Percent of Class	Unvested Share Units (2)	Adjusted Total Beneficial Ownership (2)	Adjusted Percent of Class (2)
James L. Welch	254		0	254	*	0	254	*
Michael J. Smid (4)	4,574	(3)	432	5,006	*	188	5,194	*
Michael J. Naatz	1,216	(3)	124	1,340	*	0	1,340	*
Phil J. Gaines	1,731	(3)	204	1,935	*	91	2,026	*
James G. Kissinger	1,090	(3)	160	1,250	*	0	1,250	*
Sheila K. Taylor (4)	36		74	110	*	0	110	*
Daniel J. Churay (4)	329		0	329	*	0	329	*
William D. Zollars (5)	25,053	(3)	1,500	26,553	*	926	27,479	*
Raymond Bromark	0		0	0	*	0	0	*
Douglas Carty	0		0	0	*	0	0	*
Matthew Doheny	0		0	0	*	0	0	*
Robert L. Friedman	0		0	0	*	0	0	*
James Hoffman	0		0	0	*	0	0	*
Michael J. Kneeland	0		0	0	*	0	0	*
Harry Wilson	0		0	0	*	0	0	*
James F. Winestock	0		0	0	*	0	0	*
All Directors and Executive Officers as a Group (13 persons)	7,279	(3)	818	8,097	*	188	8,285	*

*	Indicates less than 1% ownership. The percentages in the “Percent of Class” and “Adjusted Percent of Class” columns are based on 47,774,395 outstanding shares of common stock on July 22, 2011.
(1)	Direct ownership except for shares held in the YRC Worldwide Inc. 401(k) Plan, as of June 30, 2011, as follows: Mr. Zollars 23 shares; Mr. Smid 46 shares; Mr. Naatz 17 shares; and Mr. Kissinger 16 shares.
(2)

The Company has granted rights to receive shares of the Company’s common stock called restricted share units under its Equity Plan. The restricted share units are subject to time vesting requirements. The unvested restricted share units are not included under the “Shares of Common Stock Owned as of 7/22/11” column and, except for restricted share units that vest on or prior to September 20, 2011, and are deemed to be beneficially owned, are not included in the “Shares that Person has Right to Acquire On or Prior to 9/20/11,” “Total Beneficial Ownership” and “Percent of Class” columns. However, to provide complete information regarding each of the Company’s directors’ and executive officers’ equity ownership in the Company, the restricted share units that vest after September 20, 2011 are included in the “Unvested Share Units,” “Adjusted Total Beneficial Ownership” and “Adjusted Percent of Class” columns above.
(3)	Under the Company’s 2009 Long-Term Incentive Plan, participating executive officers, including Messrs. Zollars, Smid, Naatz, Gaines and Kissinger have received awards of restricted stock that will vest, in each case, on the third anniversary of the date of grant upon the achievement of performance goals measured by the share price appreciation of the Company’s common stock. The restricted stock awards are included in the amounts set forth above and are as follows:

Name of Executive Officer	Number of Restricted Shares
William D. Zollars	9,247
Michael J. Smid	3,112
Michael J. Naatz	870
Phil J. Gaines	1,091
James G. Kissinger	1,074
Other Executive Officers	0

(4)	Mr. Churay resigned from the Company on November 1, 2010, Ms. Taylor resigned from the Company on March 31, 2011 and Mr. Smid retired from the Company on July 29, 2011. We do not track open market transactions of former executives. Therefore, these amounts represent shares reported on the last Form 4 Mr. Churay, Ms. Taylor and Mr. Smid filed before their resignations. In accordance with her separation agreement, Ms. Taylor’s options will continue to vest in accordance with their terms until March 31, 2012. In accordance with his separation agreement, Mr. Smid’s options were cancelled and his restricted share units and restricted stock will continue to vest.
(5)	Effective with the closing of the exchange offer and related restructuring transactions on July 22, 2011, Mr. Zollars retired from the Company.

SECURITY OWNERSHIP OF CERTAIN HOLDERS OF RECORD

As of July 22, 2011, the persons known to the Company to be holders of record of more than five percent of the voting power of our voting securities were:

	Shares Held of Record
	Series B Convertible Preferred Stock (1)
Name & Address of Holder of Record	Shares	% of Class	% Total Voting Power (2)
Benefits Trust Company as custodian for Teamsters-National 401(k) Savings Plan Trust 5901 College Boulevard Suite 100 Overland Park, KS 66211	1,282,051.0260	25.64%	20.95%

Bank of America, N.A. 214 North Tryon St. NC1-027-15-01 Charlotte, North Carolina 28255	670,518.2370	13.41%	10.96%

Deutsche Bank AG (3) 100 Plaza One, 2nd floor, MS-JCY03-0299 Jersey City, New Jersey 07311	457,984.2196	9.16%	7.48%

Owl Creek Investments I, LLC 640 Fifth Avenue, Floor 20 New York, New York 10019	431,916.1426	8.64%	7.06%

The Royal Bank of Scotland plc 600 Washington Blvd., 9th floor Stamford, Connecticut 06901	387,349.9269	7.75%	6.33%

(1)	Based on 4,999,999 shares of Series B Convertible Preferred Stock issued and outstanding as of July 22, 2011. Each share of Series B Convertible Preferred Stock is entitled to 42.6652 votes on each matter on which common stock is entitled to vote.
(2)	Percentage of Total Voting Power represents percentage of total voting power with respect to all shares of voting securities which include 47,774,395 shares of common stock, one share of Series A Voting Preferred Stock and 4,999,999 shares of Series B Convertible Preferred Stock, voting together as a single class.
(3)	Represents 68,008.0566 shares of Series B Convertible Preferred Stock held by Deutsche Bank AG New York Branch and 389,976.1630 shares of Series B Convertible Preferred Stock held by Deutsche Bank AG Cayman Islands Branch.

As of July 22, 2011, there is one share of Series A Voting Preferred Stock issued and outstanding. Holders of Series A Voting Preferred Stock are entitled to one vote per share on each matter on which common stock is entitled to vote. The IBT is the holder of the one outstanding share of the Series A Voting Preferred Stock.

COST OF THIS PROXY STATEMENT

The entire cost of furnishing this Proxy Statement will be borne by us. We may retain a soliciting agent to assist with the solicitation of proxies for a nominal fee plus reasonable out-of-pocket expenses. We must pay brokerage firms and other persons representing beneficial owners of shares held in street name their reasonable out-of-pocket expenses incurred in connection with sending the proxy materials to beneficial owners and obtaining beneficial owners’ voting instructions.

STOCKHOLDER PROPOSALS AND COMMUNICATIONS WITH THE BOARD

Stockholder Director Nominee Proposals. Stockholders who wish to recommend qualified candidates to stand for election to our Board may write to our Secretary at YRC Worldwide Inc., 10990 Roe Avenue, Overland Park, Kansas 66211. Each stockholder recommendation must set forth the following information about the candidate:

•	name, age, business address and, if known, residence address;

•	principal occupation or employment; and

•	number of shares of our common stock beneficially owned.

To be considered at the 2011 Annual Meeting, you must mail or deliver a recommendation to us not less than 14 days or more than 50 days prior to the date of the 2011 Annual Meeting. If, however, we give less than 21 days notice of the date of the 2011 Annual Meeting, you must mail or deliver a recommendation by the seventh day following the day that we mail notice of the date of the 2011 Annual Meeting.

Stockholder Communications with the Board. The Company encourages any stockholder who desires to communicate with the Board with respect to the stockholder’s views and concerns to do so by writing to the Secretary of the Company, who shall assure that the Chairman of the Governance Committee receives the correspondence. The address of the Company’s Secretary is YRC Worldwide Inc., 10990 Roe Avenue, Overland Park, Kansas 66211.

HOUSEHOLDING OF PROXY MATERIALS

Some banks, brokers and other nominee record holders may be participating in the practice of “householding” stockholder materials, such as proxy statements, information statements and annual reports. This means that only one copy of this Proxy Statement may have been sent to multiple stockholders in your household. To obtain a separate copy of this Proxy Statement, contact the Company’s Corporate Secretary at 913-696-6100 or by mail at 10990 Roe Avenue, Overland Park, Kansas, 66211. If you want to receive separate copies of stockholder materials in the future, or if you are receiving multiple copies and would like to receive only one copy for your household, you should contact your bank, broker, or other nominee record holder, or, if you are a record holder, you may contact the Company’s stock transfer agent, Computershare Trust Company, N.A., by telephone at 800-884-4225.

WHERE YOU CAN FIND MORE INFORMATION

The Company files annual, quarterly and current reports, proxy statements and other information with the SEC. In addition, in connection with the restructuring, we initially filed with the SEC, on May 17, 2011, a Registration Statement on Form S-1 (Registration Statement No. 333-174277). The Company strongly encourages you to read the documents related to the restructuring that have been filed with the SEC. You may read or copy any document the Company files at the public reference room maintained by the SEC at 100 F

Street, N.E., Washington, D.C. 20549. You may obtain information on the operation of the SEC’s public reference room by calling the SEC at 1-800-SEC-0330. In addition, the SEC maintains an internet site at www.sec.gov from which you may obtain copies of reports, proxy statements and other information regarding registrants that file electronically, including us. The Company is not incorporating the contents of the SEC website into this Proxy Statement.

The Company’s common stock is currently traded on the NASDAQ Global Select Market under the symbol “YRCW” but is subject to delisting as a result of our completion of the exchange offer without first obtaining stockholder approval for the issuance of the securities in the exchange offer in violation of certain NASDAQ continued listing rules. On July 22, 2011, the Company received a staff determination letter from NASDAQ stating that the Company’s common stock should be delisted because the Company issued the Series B Preferred Stock, the Series A Notes and the Series B Notes at the closing of the exchange offer and related restructuring transactions in violation of NASDAQ Listing Rules 5635(b) and 5635(d) and because such issuance raises public interest concerns under NASDAQ Listing Rule 5101. The Company has appealed the staff’s determination to a hearing panel pursuant to the procedures set forth in the NASDAQ Listing Rule 5800 series.

The Company’s SEC filings are also available to the public on its website at www.yrcw.com. Information contained on the Company’s internet website is not a part of this Proxy Statement.

INCORPORATION BY REFERENCE

The SEC allows the Company to “incorporate by reference” the information that the Company files with them, which means that the Company can disclose important information to you by referring you to those documents. The information incorporated by reference is an important part of this Proxy Statement and any statement contained in this Proxy Statement or in a document incorporated or deemed to be incorporated by reference in this Proxy Statement shall be deemed to be modified or superseded for purposes of this Proxy Statement to the extent that a statement contained herein or in any other subsequently filed document which also is or is deemed to be incorporated by reference modifies or supersedes the statement. Any statement so modified or superseded shall not be deemed, except as so modified or superseded, to constitute a part of this Proxy Statement.

We incorporate by reference the documents listed below and any future filings we make with the SEC under Sections 13(a), 13(c), 14, or 15(d) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), until the date the Special Meeting, including any adjournments thereof, other than information furnished to the SEC under Item 2.02 or 7.01 of Form 8-K and which is not deemed filed under the Exchange Act and is not incorporated in this prospectus or any prospectus supplement:

•

Our Annual Reports on Form 10-K and Form 10-K/A for the fiscal year ended December 31, 2010, except for the consolidated financial statements and schedule of the Company as of December 31, 2010 and for each of the years in the three-year period ended December 31, 2010, and the report thereon of KPMG LLP, independent registered public accounting firm, included in Part II, Item 8, “Financial Statements and Supplementary Data” of such Annual Report;

•

Our Quarterly Report on Form 10-Q for the quarterly period ended March 31, 2011 (except for the consolidated financial statements of the Company as of March 31, 2011, included in Item 1 “Financial Statements” of such Quarterly Report) and our Quarterly Report on Form 10-Q for the quarterly period ended June 30, 2011;

•

Our Current Reports on Form 8-K and Form 8-K/A filed with the SEC in 2011 on the following dates: January 3; February 11 and 28; March 1 and 10; April 1 and 29; May 17 (which report includes the consolidated financial statements and schedule of the Company as of December 31, 2010 and 2009, and for each of the years in the three-year period ended December 31, 2010, and the report thereon of KPMG LLP, independent registered public accounting firm, and the consolidated financial statements of the Company as of March 31, 2011 (each of which financial statements and schedule were prepared assuming we would continue as a going concern; however, our significant declines in operations, cash flows and liquidity raise substantial doubt about our ability to continue as a going concern), which have been reissued to provide condensed consolidating financial information required by Rule 3-10 of Regulation S-X); July 8 and 25; August 3 and 4;

•

Certificate of Designations, Preferences, Powers and Rights of Series A Voting Preferred Stock, filed as exhibit 3.1 to the Company’s Current Report on Form 8-K, filed with the SEC on July 25, 2011; and

•

Certificate of Designations, Preferences, Powers and Rights of Series B Convertible Preferred Stock, filed as exhibit 3.2 to the Company’s Current Report on Form 8-K, filed with the SEC on July 25, 2011.

We will provide, without charge, to each person to whom a copy of this Proxy Statement has been delivered, upon written or oral request of such person, a copy of any or all of the documents incorporated by reference herein (other than certain exhibits to such documents not specifically incorporated by reference). Requests for such copies should be directed to:

Jeff P. Bennett

Corporate Secretary

YRC Worldwide Inc.

10990 Roe Avenue

Overland Park, Kansas 66211

(913) 696-6100

APPENDIX A

AGREEMENT AND PLAN OF MERGER

by and between

YRC Worldwide Inc.

and

YRC Merger Sub, Inc.

AGREEMENT AND PLAN OF MERGER (“Agreement”) is entered into on August 18, 2011, by and between YRC Worldwide Inc., a Delaware corporation (“YRCW”), and YRC Merger Sub, Inc., a Delaware corporation (“Merger Sub”), which corporations are sometimes referred to herein individually as a “Constituent Corporation” and collectively as “Constituent Corporations.”

W I T N E S S E T H:

WHEREAS, YRCW has authority to issue 85,000,000 shares of capital stock, consisting of 80,000,000 shares of Common Stock, par value $0.01 per share (the “YRCW Common Stock”) and 5,000,000 shares of Preferred Stock, par value $1.00 (the “YRCW Preferred Stock”);

WHEREAS, Merger Sub has authority to issue 1,000 shares of capital stock, consisting of one class of 1,000 shares of Common Stock, par value $0.01 per share (the “Merger Sub Common Stock”); and

WHEREAS, the Board of Directors of each of the Constituent Corporations deems it advisable and in the best interests of each of the Constituent Corporations and their respective stockholders that Merger Sub be merged into and with YRCW (the “Surviving Corporation”) as permitted by the General Corporation Law of the State of Delaware (the “Delaware General Corporation Law”) under and pursuant to the terms hereinafter set forth;

NOW THEREFORE, the parties hereto have agreed as follows:

ARTICLE I

PLAN OF MERGER

1.01. Plan Adopted. A plan of merger of each of the Constituent Corporations pursuant to the provisions of Section 251 of the Delaware General Corporation Law, is adopted a follows:

(1) Upon the Effective Date, as hereinafter defined, Merger Sub shall be merged with and into YRCW.

(2) The surviving corporation shall be YRCW (the “Surviving Corporation”).

(3) Upon the Effective Date, the separate existence of Merger Sub shall cease, and the Surviving Corporation shall succeed, without other transfer, to all the rights and property of Merger Sub and shall be subject to all the debts and liabilities of Merger Sub as provided for in Section 259 of the Delaware General Corporation Law.

(4) On and after the Effective Date, the Surviving Corporation shall carry on its business with the assets of Merger Sub, as well as with the assets of the Surviving Corporation.

(5) Upon the Effective Date, each share of Merger Sub Common Stock outstanding immediately prior to the merger, shall be automatically cancelled without payment of any consideration therefor and shall cease to exist.

(6) Each share of the Surviving Corporation issued and outstanding immediately prior to the Effective Date shall remain issued and outstanding and shall be unaffected by the merger.

1.02. Effective Date. The effective time and date of the merger, herein referred to as the “Effective Date,” shall be the time at which a Certificate of Merger is filed in accordance with the Delaware General Corporation Law in the Office of the Secretary of State of the State of Delaware or at such later time as may be provided for in the Certificate of Merger.

1.03. Conditions to the Merger. The respective obligation of each party to effect the merger is subject to the satisfaction of the following conditions:

(a) This Agreement shall have been adopted by the sole stockholder of Merger Sub, in accordance with the requirements of the Delaware General Corporation Law and the certificate of incorporation and bylaws of Merger Sub; and

(b) This Agreement shall have been adopted by holders of at least a majority of the outstanding voting power of YRCW in accordance with the requirements of the Delaware General Corporation Law and the Certificate of Incorporation and Bylaws of YRCW.

ARTICLE II

CERTIFICATE OF INCORPORATION

2.01. At the Effective Time, the Certificate of Incorporation of YRCW shall be amended and restated in the form attached hereto as Exhibit A, and as so amended and restated shall be the Amended and Restated Certificate of Incorporation of the Surviving Corporation until thereafter amended as provided by the Delaware General Corporation Law and such Amended and Restated Certificate of Incorporation.

ARTICLE III

DIRECTORS AND OFFICERS

3.01. Directors. From and after the Effective Date, the directors of YRCW in office immediately prior to the Effective Date shall continue as the directors of the Surviving Corporation.

3.02. Vacancies. If a vacancy shall exist on the Board of Directors of YRCW on the Effective Date, such vacancy may be filled after the Effective Date as provided by the Amended and Restated Bylaws of the Surviving Corporation.

3.03. Officers. All persons who immediately prior to the Effective Date are officers of YRCW shall continue as officers of the Surviving Corporation, each to hold office in accordance with the Amended and Restated Certificate of Incorporation and Amended and Restated Bylaws of the Surviving Corporation. The Board of Directors of the Surviving Corporation may elect or appoint such additional officers as it may determine in accordance with the Amended and Restated Certificate of Incorporation and Amended and Restated Bylaws of the Surviving Corporation.

ARTICLE IV

BY-LAWS

4.01. At the Effective Time, the Bylaws of YRCW shall be amended and restated in the form attached hereto as Exhibit B, and as so amended and restated shall be the Amended and Restated Bylaws of the Surviving Corporation until amended, altered or repealed as provided therein or in the Amended and Restated Certificate of Incorporation of the Surviving Corporation or as provided by law.

ARTICLE V

TERMINATION

5.01. This Agreement may be terminated, and the merger herein provided for may be abandoned by mutual consent of each of the Boards of Directors of the Constituent Corporations at any time prior to the Effective Date, notwithstanding the adoption of this Agreement by the stockholders of YRCW or Merger Sub.

ARTICLE VI

MISCELLANEOUS

6.01. At any time prior to the Effective Date, this Agreement may be amended, modified or supplemented by the Board of Directors of Merger Sub and the Board of Directors of YRCW, whether before or after the adoption of this Agreement by the stockholders of Merger Sub and YRCW; provided, however, that after any such adoption, there shall not be made any amendment that by law requires the further approval by such stockholders of Merger Sub or YRCW without such further approval. This Agreement may not be amended except by an instrument in writing signed on behalf of each of Merger Sub and YRCW.

6.02. No failure or delay by any party hereto in exercising any right, power or privilege hereunder shall operate as a waiver thereof nor shall any single or partial exercise thereof preclude any other or further exercise thereof or the exercise of any other right, power or privilege. The rights and remedies herein provided shall be cumulative and not exclusive of any rights or remedies provided by law.

6.03. Neither this Agreement, nor any right, interest or obligation hereunder shall be assigned by any of the parties hereto without the prior written consent of the other parties. This Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns. This Agreement is not intended to confer any rights or benefits upon any person other than the parties hereto.

6.04. This Agreement shall in all respects be interpreted by, and construed, interpreted and enforced in accordance with and pursuant to the laws of the State of Delaware.

6.05. This Agreement may be executed in one or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

6.06. This Agreement and the documents referred to herein are intended by the parties as a final expression of their agreement with respect to the subject matter hereof, and are intended as a complete and exclusive statement of the terms and conditions of that agreement, and there are not other agreements or understandings, written or oral, among the parties, relating to the subject matter hereof. This Agreement supersedes all prior agreements and understandings, written or oral, among the parties with respect to the subject matter hereof.

IN WITNESS WHEREOF, this Agreement, having first been duly approved by the respective Boards of Directors of each Constituent Corporation is hereby executed on behalf of each of said corporations by their respective officers thereunto duly authorized as of the date first written above.

YRC WORLDWIDE INC.

By:	/s/ Jeff P. Bennett
Name: Jeff P. Bennett
Title: Vice President—Legal, Interim General Counsel and Secretary

YRC MERGER SUB, INC.

By:	/s/ Phil J. Gaines
Name: Phil J. Gaines
Title: Senior Vice President—Finance and Chief Financial Officer

Signature Page to Agreement and Plan of Merger

Exhibit A

Amended and Restated Certificate of Incorporation

AMENDED AND RESTATED

CERTIFICATE OF INCORPORATION

OF

YRC WORLDWIDE INC.

FIRST: The name of the Corporation is YRC Worldwide Inc.

SECOND: The address of the registered office of the Corporation in the State of Delaware is 1209 Orange Street in the City of Wilmington, County of New Castle, postal code 19801. The name of the registered agent of the Corporation at such address is The Corporation Trust Company.

THIRD: The purpose of the Corporation is to engage in any lawful act or activity for which corporations may now or hereafter be organized under the DGCL.

FOURTH: The total authorized capital stock of the Corporation is as follows: 10,005,000,000 shares, of which 5,000,000 shares shall be Preferred Stock, $1.00 par value (“Preferred Stock”) and 10,000,000,000 shares shall be Common Stock, $0.01 par value (“Common Stock”).

(a) Shares of the Preferred Stock may be issued in one or more series at such time or times and for such consideration or considerations as the board of directors of the Corporation (the “Board of Directors”) may determine. All shares of any one series shall be of equal rank and identical in all respects.

(b) Authority is hereby expressly granted to the Board of Directors to fix from time to time, by resolution or resolutions providing for the issuance of any series of Preferred Stock, which shall in each case be specified in a certificate of designation (a “Preferred Stock Designation”) filed pursuant to the DGCL, the designation of such series and the powers, preferences and rights of the shares of such series, and the qualification, limitations or restrictions thereof, including the following:

(1) The number of shares constituting that series and the distinctive designation of that series;

(2) The dividend rate on the shares of that series and the time of payment thereof, whether dividends shall be cumulative, and if so, the date or dates which any cumulative dividends shall commence to accrue, and the relative rights of priority, if any, of payment of dividends on shares of that series over shares of any other series;

(3) Whether that series shall have voting rights, in addition to the voting rights provided by law, and, if so, the terms of such voting rights;

(4) Whether that series shall have conversion privileges, and, if so, the terms and conditions of such conversion, including provision for adjustment of the conversion rate in such events as the Board of Directors shall determine;

(5) Whether or not the shares of that series shall be redeemable, and, if so, the terms and conditions of such redemption, including the date or dates upon or after which they shall be redeemable, and the amount per share payable in case of redemption, which amount may vary under different conditions and at different redemption dates;

(6) Whether that series shall have a sinking fund for the redemption or purchase of shares of that series, and if so, the terms and amount of such sinking fund;

(7) The rights of the shares of that series in the event of merger, acquisition, voluntary or involuntary liquidation, dissolution, distribution of assets or winding up of the Corporation, and the relative rights of priority, if any, of payment of shares of that series over shares of any other series;

(8) Whether the issuance of any additional shares of such series, or of any shares of any other series, shall be subject to restrictions as to issuance, or as to the powers, preferences or rights of any such other series; and

(9) Any other preferences, privileges and powers and relative, participating, optional or other special rights and qualifications, limitations or restrictions of such series, as the Board of Directors may deem advisable and as shall not be inconsistent with the provisions of this Certificate of Incorporation and to the full extent now or hereafter permitted by the laws of Delaware.

Dividends on outstanding shares of Preferred Stock shall be paid or declared and set apart for payment, before any dividends shall be paid or declared and set apart for payment on the common shares with respect to the same dividend period.

If upon any voluntary or involuntary liquidation, dissolution, distribution of assets or winding up of the Corporation, the assets available for distribution to holders of shares of Preferred Stock of all series shall be insufficient to pay such holders the full preferential amount to which they are entitled, then such assets shall be distributed ratably among the shares of all series of Preferred Stock in accordance with the respective preferential amounts (including unpaid cumulative dividends, if any) payable with respect thereto.

(c) Subject to the rights of the holders of any series of Preferred Stock pursuant to the terms of this Certificate of Incorporation or any Preferred Stock Designation, the number of authorized shares of Preferred Stock may be increased or decreased (but not below the number of shares thereof then outstanding) by the affirmative vote of the holders of a majority of the Voting Power (as hereinafter defined), without a separate class vote of the holders of the Preferred Stock as permitted by Section 242(b)(2) of the DGCL.

(d) Each holder of a share of Common Stock shall be entitled to one vote for each share of Common Stock held of record by such holder on all matters on which stockholders generally are entitled to vote; provided, however, that except as otherwise required by law, this Certificate of Incorporation or any Preferred Stock Designation, holders of Common Stock, as such, shall not be entitled to vote on any amendment to this Certificate of Incorporation or any amendment to any Preferred Stock Designation that relates solely to the terms of one or more outstanding series of Preferred Stock if the holders of such affected series are entitled, either separately or together with the holders of one or more other such series, to vote thereon pursuant to this Certificate of Incorporation or any Preferred Stock Designation or pursuant to the DGCL.

(e) Pursuant to the authority conferred by this ARTICLE FOURTH, the following series of Preferred Stock have been designated, each such series consisting of such number of shares, with such voting powers and with such designations, preferences and relative, participating, optional or other special rights, and qualifications, limitations or restrictions therefor as are stated and expressed in Exhibits A and B attached hereto and incorporated herein by reference:

Exhibit A:	Certificate of Designations of Series A Voting Preferred Stock of YRC Worldwide Inc.
Exhibit B:	Certificate of Designations, Preferences, Powers and Rights of Series B Convertible Preferred Stock of YRC Worldwide Inc.

FIFTH: The business and affairs of the Corporation shall be managed by the Board of directors initially consisting of nine persons until changed as provided in the next sentence. The precise number of directors, other than those who may be elected by the holders of one or more series of Preferred Stock voting separately by class or series, shall be fixed from time to time exclusively pursuant to a resolution adopted by the majority of the Whole Board. For purposes of this Certificate of Incorporation, “Whole Board” shall mean the total number of directors the Corporation would have if there were no vacancies. The directors need not be elected by ballot unless required by the Bylaws of the Corporation.

The Board of Directors shall be elected annually at the annual meeting of stockholders and the members of the Board of Directors so elected shall serve one-year terms to expire at the following annual meeting of stockholders. Each director shall hold office for the term for which he is elected or appointed and until his successor shall be elected and qualified or until his death, or until he shall resign.

Subject to the rights of the holders of any series of Preferred Stock then outstanding, newly created directorships resulting from any increase in the authorized number of directors or any vacancies in the Board of Directors resulting from death, resignation, retirement, disqualification, removal from office or other cause shall be filled by a majority vote of the directors then in office, and directors so chosen shall hold office for a term expiring at the next annual meeting of stockholders. No decrease in the number of directors constituting the Board of Directors shall shorten the term of any incumbent director.

Subject to the rights of the holders of any series of Preferred Stock then outstanding, any or all of the directors may be removed from office at any time, with or without cause, by the affirmative vote of holders of a majority of the Voting Power. For purposes of this Certificate of Incorporation, “Voting Power” shall refer to the voting power of: (i) all outstanding shares of capital stock of the Corporation entitled to vote generally in the election of directors; and (ii) the Series A Noteholders and Series B Noteholders (in each case as hereinafter defined), in each case, only to the extent entitled to vote in accordance with ARTICLE ELEVENTH, voting together and with the stockholders specified in clause (i) above as a single class.

Notwithstanding any other provision contained herein, and except as otherwise required by law, whenever the holders of one or more series of Preferred Stock shall have the right, voting separately by class or series, to elect one or more directors, the term of office, the filling of vacancies, the removal from office and other features of such directorships shall be governed by the terms of such series of Preferred Stock as set forth in this Certificate of Incorporation or any Preferred Stock Designation.

SIXTH: In furtherance and not in limitation of the powers conferred upon it by law, the Board of Directors is expressly authorized to adopt, amend, alter or repeal the Bylaws in the manner set forth in ARTICLE TWELFTH.

SEVENTH: The Corporation elects not to be governed by Section 203 of the DGCL.

EIGHTH: The Corporation reserves the right to amend, alter, change or repeal any provision contained in this Certificate of Incorporation or any Preferred Stock Designation, in the manner now or hereafter prescribed by law, and, except as set forth in ARTICLE THIRTEENTH, all rights conferred upon stockholders herein are granted subject to this reservation. Notwithstanding anything to the contrary contained in this Certificate of Incorporation or the Bylaws of the Corporation, the Corporation shall not amend, alter, change or repeal, or adopt any provision as part of this Certificate of Incorporation inconsistent with the purpose and intent of, ARTICLE FOURTH, ARTICLE FIFTH, this ARTICLE EIGHTH or ARTICLE ELEVENTH, related to the express rights of the holders of Preferred Stock, the Series A Noteholders and/or the Series B Noteholders, as the case may be, without the prior approval of the holders affected by such amendment, alteration, change, repeal or adoption.

NINTH: The holders of a majority of the Voting Power entitled to vote on the matter for which such meeting is to be called, present in person or represented by proxy, shall be requisite and shall constitute a quorum at all meetings of the stockholders for the transaction of business.

TENTH: Any action required or permitted to be taken by the stockholders of the Corporation at any duly called annual or special meeting of the stockholders of the Corporation may be taken without a meeting, without prior notice and without a vote, if a consent or consents in writing, setting forth the action so taken, shall be signed by the holders having not less than the minimum Voting Power that would be necessary to authorize or take such action at a meeting at which all securities entitled to vote thereon were present and voted; provided, however, that no action by means of written consent of the stockholders may be effected unless the Board of Directors approves in advance of the taking of such action. Special meetings of stockholders of the Corporation may be called only by (i) the Chairman of the Board of Directors, (ii) the Chief Executive Officer of the Corporation, (iii) the President of the Corporation, or (iv) the Secretary of the Corporation upon written request of (y) the Board of Directors or (z) stockholders representing at least twenty-five percent (25%) of the Voting Power entitled to vote on the matter for which such meeting is to be called, upon not less than 10 nor more than 60 days’ written notice.

ELEVENTH: Notwithstanding any other provision of this Certificate of Incorporation, any Preferred Stock Designation or the Bylaws of the Corporation, (i) the holders (the “Series A Noteholders”) of those certain 10% Series A Convertible Senior Secured Notes due 2015 (the “Series A Notes”) issued by the Corporation pursuant to that certain Indenture between the Corporation and Wilmington Trust Company, as Trustee, dated July 22, 2011, (the “Series A Indenture”) shall be entitled, for so long as any Series A Notes remain outstanding, and (ii) the holders (the “Series B Noteholders”) of those certain 10% Series B Convertible Senior Secured Notes due 2015 (the “Series B Notes”) issued by the Corporation pursuant to that certain Indenture between the Corporation and Wilmington Trust Company, as Trustee, dated July 22, 2011, (the “Series B Indenture”) shall be entitled, for so long as any Series B Notes remain outstanding, in each case, to vote on all matters on which holders of Common Stock generally are entitled to vote, voting together as a single class, on an As-Converted-to-Common Stock-Basis (as defined in the Series A Indenture or Series B Indenture, as applicable), as provided herein and as authorized by Section 221 of DGCL; provided, that such number of votes shall be limited to 0.1089 votes and 0.0594 votes for each such share of Common Stock on an As-Converted-to-Common Stock-Basis in respect of the Series A Notes and Series B Notes, respectively, in order to comply with NASDAQ Listing Rule 5640 and the policies promulgated thereunder unless compliance therewith has been waived by NASDAQ. For so long as any Series A Notes or Series B Notes, as the case may be, remain outstanding, the Corporation shall not take any action to amend, alter or repeal, or adopt any provision as part of this Certificate of Incorporation inconsistent with this ARTICLE ELEVENTH except upon the affirmative vote of a majority of the outstanding principal amount of the Series A Notes and/or Series B Notes, as the case may be. For purposes of this Certificate of Incorporation and the Bylaws of the Corporation, “stockholders” shall be deemed to include the Series A Noteholders and/or the Series B Noteholders to the extent consistent with this ARTICLE ELEVENTH.

TWELFTH: The Bylaws of the Corporation may be amended or repealed, or new bylaws may be adopted (a) by the affirmative vote of holders of a majority of the Voting Power; provided that the notice of such meeting of stockholders whether regular or special, shall specify as one of the purposes thereof the making of such amendment or repeal; or (b) by the affirmative vote of a majority of the Whole Board at any regular or special meeting or the unanimous written consent of all members of the Board of Directors.

THIRTEENTH: A director of the Corporation shall not be personally liable to the corporation or its stockholders for monetary damages for breach of fiduciary duty as a director, except for liability (i) for any breach of the director’s duty of loyalty to the Corporation or its stockholders, (ii) for acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law, (iii) under Section 174 of the DGCL, as the same exists or hereafter may be amended, or (iv) for any transaction from which the director derived an improper personal benefit. If the DGCL hereafter is amended to authorize the further elimination or limitation of the liability of directors, then the liability of a director of the Corporation, in addition to the limitation on personal liability provided herein, shall be limited to the fullest extent permitted by the amended DGCL. Any repeal or modification of this paragraph by the stockholders of the Corporation shall be prospective only, and shall not adversely affect any limitation on the personal liability of a director of the Corporation existing at the time of such repeal or modification.

Exhibit A

Certificate of Designations of Series A Voting Preferred Stock of YRC Worldwide Inc.

CERTIFICATE OF DESIGNATIONS

OF

SERIES A VOTING PREFERRED STOCK

OF

YRC WORLDWIDE INC.

(Pursuant to Section 151 of the General

Corporation Law of the State of Delaware)

YRC WORLDWIDE INC. (the “Corporation”), a corporation organized and existing under and by virtue of the provisions of the General Corporation Law of the State of Delaware (the “General Corporation Law”), hereby certifies that, pursuant to the authority expressly granted to and vested in the Board of Directors of the Corporation (the “Board of Directors” or the “Board”) by the Certificate of Incorporation of the Corporation, as amended (the “Certificate of Incorporation”), which authorizes the issuance, by the Corporation, in one or more series of up to 5,000,000 shares of preferred stock, par value $1.00 per share (the “Preferred Stock”), and in accordance with the provisions of Section 151 of the General Corporation Law, the Board of Directors duly adopted the following resolutions on July 19, 2011:

RESOLVED, that pursuant to the authority granted to and vested in the Board in accordance with the provisions of the Certificate of Incorporation, the Board hereby creates a new series of Preferred Stock of the Corporation and hereby states the designation and number of shares, and fixes the relative rights, powers and preferences thereof, and the limitations thereof, as follows:

1. Designation. The designation of the series of Preferred Stock authorized by this resolution shall be Series A Voting Preferred Stock, par value $1.00 per share (the “Series A Preferred Stock”), consisting of one (1) share.

2. Dividends. The holder of the share of Series A Preferred Stock shall not be entitled to the payment of any dividends or distributions.

3. Liquidation. In the event of any liquidation (complete or partial), dissolution or winding up of the affairs of the Corporation, whether voluntary or involuntary, after payment or provision for payment of the debts and other liabilities of the Corporation, the holder of the Series A Preferred Stock shall be entitled to receive an amount in cash equal to $1.00.

4. Redemption. The Series A Preferred Stock shall not be redeemable except as set forth in this Article 4.

(a) Unless a later date or event is otherwise approved by the Board, the share of Series A Preferred Stock shall be automatically redeemed by the Corporation out of funds legally available therefor at a redemption price of $1.00 with no further action required on the part of the holder of the Series A Preferred Stock upon the earliest of any of the following to occur:

(i) the Collective Bargaining Agreement expires or terminates and YRC Inc., USF Holland, Inc. and New Penn Motor Express, Inc. are not signatories to any other agreement with the Teamsters National Freight Industry Negotiating Committee (“TNFINC”) of the International Brotherhood of Teamsters (“IBT”) that permits TNFINC to elect two directors to the Board of Directors;

(ii) IBT ceases to be recognized by YRC Inc., USF Holland, Inc. or New Penn Motor Express, Inc. or under the National Labor Relations Act as the authorized bargaining representative of such companies’ employees; or

(iii) any transfer or purported transfer of the Series A Preferred Stock.

5. Conversion. The Series A Preferred Stock is not convertible into any other security of the Corporation.

6. Voting Rights.

(a) The Series A Preferred Stock shall be entitled to vote with all voting securities of the Corporation on all matters submitted to the holders of voting securities for vote. The Series A Preferred Stock also shall be entitled to receive notice of any meeting of the holders of the voting securities in accordance with the Certificate of Incorporation and Bylaws of the Corporation. Other than with respect to the election of directors as set forth below, for purposes of the voting rights set forth in this Section 6, the holder of Series A Preferred Stock shall be entitled to cast one vote per share.

(b) So long as the share of the Series A Preferred Stock remains outstanding and none of the conditions set forth in Section 4(a) above has occurred, the holder of the share of Series A Preferred Stock shall be entitled to elect two (2) directors (the “Series A Directors”) to the Board, each of whom shall be, to be eligible and qualified for election as a Series A Director, an Independent Director at the time of his election.

(c) To be eligible and qualified to serve as a Series A Director during his term of office as a Series A Director, each Series A Director shall continue to be an Independent Director. If, at any time, any Series A Director ceases to be an Independent Director, such Series A Director shall immediately resign from the Board or be removed by the holder of the Series A Preferred Stock. Any or all Series A Directors may be removed from the Board at any time, with or without cause, by the holder of the Series A Preferred Stock.

(d) Vacancies on the Board resulting from death, resignation, retirement, disqualification or removal of a Series A Director may be filled solely by the affirmative vote of holders of the Series A Preferred Stock and not by the remaining Series A Director, if any.

(e) The term of office of each Series A Director shall terminate on the earlier of: (i) the date on which no shares of Series A Preferred Stock are outstanding, or the share of Series A Preferred Stock is subject to automatic redemption pursuant to Section 4(a) (whether or not redeemed) for any reason (at which time such Series A Directors shall automatically no longer be directors on the Board and shall not be entitled to receive notice of Board meetings, to attend or vote at Board meetings or be considered members of the Board for any purpose including for determining whether a quorum of directors is present at a meeting of the directors); (ii) the death, resignation, retirement, disqualification or removal of such Series A Director; or (iii) the due election and qualification of a successor to such Series A Director.

7. Committee Rights. For so long as the holder of Series A Preferred Stock has the right to elect the Series A Directors as provided for herein, the holder of the Series A Preferred Stock shall have the right to appoint one (1) Series A Director to serve on each of the governance, audit, finance and compensation committees of the Board so long as such committees exist; provided, however, that such Series A Director satisfies the qualifications set forth in Section 5.5 of the Bylaws. Each director of the Corporation that serves on a Board committee shall be subject to the corporate governance provisions in Article V of the Bylaws. Notwithstanding the foregoing, for so long as the share of Series A Preferred Stock remains outstanding, the Company may not amend Article V of the Bylaws in any manner adverse to the holder of the Series A Preferred Stock without such holder’s consent.

8. Transfer Rights. Neither the Series A Preferred Stock nor any rights, powers, preferences or privileges thereunder shall be transferrable, in whole or in part.

9. Certain Definitions.

As used herein with respect to the Series A Preferred Stock, the following terms shall have the following meanings:

“Board of Directors” has the meaning set forth in the introductory paragraph of this Certificate of Designations.

“Bylaws” means the Amended and Restated Bylaws of the Corporation as first adopted by the Board of Directors after the effective date of this Certificate of Designations.

“Collective Bargaining Agreement” means the 2008-2013 National Master Freight Agreement and its applicable supplemental agreements, as the same have been amended by the IBT Agreement and extended through March 31, 2015 and may be amended from time to time.

“Common Stock” means the common stock of the Corporation, par value $0.01 per share.

“Exchange Act” means the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder, as in effect from time to time.

“IBT Agreement” means the Agreement for the Restructuring of the YRC Worldwide Inc. Operating Companies and related Term Sheet / Proposal dated as of September 24, 2010.

“Independent Director” means a person other than a former or current officer, director, employee or member of IBT.

10. No Other Rights. The shares of Series A Preferred Stock shall not have any powers, designations, preferences or relative, participating, optional, or other special rights, nor shall there be any qualifications, limitations or restrictions or any powers, designations, preferences or rights of such shares, other than as set forth herein or in the Certificate of Incorporation or as may be provided by law.

[The Remainder of this Page Intentionally Left Blank]

Exhibit B

Certificate of Designations, Preferences, Powers and Rights of Series B Convertible Preferred Stock of YRC Worldwide Inc.

CERTIFICATE OF DESIGNATIONS, PREFERENCES, POWERS

AND RIGHTS

OF

SERIES B CONVERTIBLE PREFERRED STOCK

OF

YRC WORLDWIDE INC.

Pursuant to Section 151(g) of the General Corporation Law of the State of Delaware (the “DGCL”), YRC WORLDWIDE INC., a Delaware corporation (the “Corporation”), certifies that, pursuant to the authority conferred upon its Board of Directors by the Certificate of Incorporation, as amended, of the Corporation, the Board of Directors on July 19, 2011 adopted the following resolution creating a series of Preferred Stock:

RESOLVED, that pursuant to the authority expressly granted to and vested in the Board of Directors of the Corporation by the provisions of ARTICLE FOURTH of the Certificate of Incorporation, as amended, of the Corporation, and in accordance with the provisions of Section 151 of the DGCL, the Board of Directors hereby creates and provides for the issue of a series of Preferred Stock, with an initial stated value of $44.3793 per share, of the Corporation to be known and designated as Series B Convertible Preferred Stock, and that the designation and number of shares, and the relative rights, powers, preferences, and limitations thereof (in addition to the provisions set forth in the Certificate of Incorporation of the Corporation, as amended, that are applicable to Preferred Stock generally) shall be as follows:

A. Certain Definitions. When used in this Certificate of Designations, the following terms shall have the meanings specified:

“Accrued Dividends” has the meaning set forth in Section D.

“As-Converted-to-Common-Stock-Basis” gives effect immediately prior to the applicable record date to the conversion of the Convertible Preferred Stock and Accrued Dividends thereon into Common Stock in accordance with Section H (and subject to the terms and conditions contained therein) as if the Merger had become effective.

“Beneficial Owner” has the meaning assigned to such term in Rule 13d-3 and Rule 13d-5 under the Exchange Act, except that in calculating the beneficial ownership of any particular “person” (as that term is used in Section 13(d)(3) of the Exchange Act), such “person” will be deemed to have beneficial ownership of all securities, whether such right is currently exercisable or is exercisable only after the passage of time.

“Board” means the board of directors of the Corporation.

“Bylaws” means the Corporation’s bylaws, as may be amended from time to time.

“Capital Stock” means any and all shares, interests, rights to purchase, warrants, options, participations or other equivalents of or interests in (however designated) Common Stock, Preferred Stock or other equity interests issued by the Corporation, any Subsidiary of the Corporation or any other Person, as applicable.

“Certificate of Incorporation” means the Corporation’s certificate of incorporation, as it may be amended from time to time.

“Common Stock” means the Corporation’s common stock, par value $0.01 per share.

“Conversion Price” has the meaning set forth in Section H.1.

“Convertible Preferred Stock” has the meaning set forth in Section B.

“Credit Agreement” means that certain credit agreement, dated as of August 17, 2007, by and among the Corporation, the Canadian Borrower (as defined therein), the financial institutions listed on the signature pages thereto, as lenders, and JPMorgan Chase Bank, National Association, as administrative agent (as amended from time to time).

“Credit Agreement Claims” means those certain claims by the Lenders with respect to outstanding indebtedness of the Corporation owed to such Lenders under the Credit Agreement.

“Dividend Accrual Date” has the meaning set forth in Section D.

“Exchange Act” means the U.S. Securities Exchange Act of 1934, as amended, and the rules and regulations of the SEC promulgated thereunder.

“Exchange Offer” means the exchange offer by the Corporation, registered on a Form S-1 initially filed with the SEC on May 17, 2011, to exchange the Credit Agreement Claims (in part) for Convertible Preferred Stock, which in the aggregate would represent approximately 72.5% of the issued and outstanding Common Stock (on an as-if converted basis) immediately after giving effect to such Exchange Offer.

“Issue Date” means the date on which any shares of the Convertible Preferred Stock are first issued.

“Junior Securities” has the meaning set forth in Section C.

“Lenders” has the meaning set forth in the Credit Agreement.

“Liquidation Amount” has the meaning set forth in Section G.1.

“Liquidation Event” has the meaning set forth in Section G.1.

“Liquidation Preference” shall mean $44.3793 per share, as adjusted for the addition of any compounding dividends or accruals pursuant to Section D.

“Merger” means a merger of the Corporation with and into its wholly owned Subsidiary (“Merger Sub”) in accordance with the terms of that certain Agreement and Plan of Merger, to be entered into between the Corporation and Merger Sub (including the annexes, schedules and exhibits, the “Merger Agreement”).

“Parity Securities” means any class or series, or any shares of any class or series, of Capital Stock of the Corporation (other than the Convertible Preferred Stock) that ranks equally with the Convertible Preferred Stock with respect to priority of dividend rights and rights on liquidation, winding up and dissolution of the Corporation (in each case, without regard to whether dividends accrue cumulatively or non-cumulatively).

“Person” means any individual, corporation, partnership, joint venture, association, joint-stock company, trust, unincorporated organization, limited liability company, government or other entity.

“Preferred Stock” means the Corporation’s class of authorized Preferred Stock, $1.00 par value per share.

“SEC” means the U.S. Securities and Exchange Commission.

“Stockholders’ Approval” means a vote of the holders of Capital Stock of the Corporation approving the Merger Agreement pursuant to the DGCL and the Certificate of Incorporation.

“Subsidiary” of the Corporation means:

1. any corporation, association or other business entity of which more than 50% of the total voting power of shares of Capital Stock entitled (without regard to the occurrence of any contingency and after giving effect to any voting agreement or stockholders’ agreement that effectively transfers voting power) to vote in the election of directors, managers or trustees of the corporation, association or other business entity is at the time owned or controlled, directly or indirectly, by the Corporation or one or more of the other Subsidiaries of the Corporation (or a combination thereof); and

2. any partnership (i) the sole general partner or the managing general partner of which is the Corporation or a Subsidiary of the Corporation or (ii) the only general partners of which are the Corporation or one or more Subsidiaries of the Corporation (or any combination thereof).

“Voting Stock” as of any date means the Capital Stock of the Corporation that is at the time entitled to vote in the election of the Board.

B. Designation and Amount. The shares of the series of Preferred Stock designated hereby shall be designated as “Series B Convertible Preferred Stock” (the “Convertible Preferred Stock”), and the number of shares constituting such series shall be FOUR MILLION NINE HUNDRED NINETY-NINE THOUSAND NINE HUNDRED AND NINETY-NINE (4,999,999). Such number of shares may be decreased by resolution of the Board of Directors as provided in the Certificate of Incorporation; provided that no decrease shall reduce the number of shares of Convertible Preferred Stock to a number less than that of the shares then outstanding plus the number of shares reserved for issuance upon the exercise of outstanding options, rights or warrants or upon the conversion of any outstanding securities issued by the Corporation exercisable for or convertible into the Convertible Preferred Stock. Shares of the Convertible Preferred Stock shall be issued in certificated form in restricted accounts at the Corporation or its transfer agent and registered in the holders’ respective names.

C. Ranking. The Convertible Preferred Stock shall, with respect to dividend rights and rights on liquidation, winding up and dissolution of the Corporation, rank senior to the Common Stock and all other classes and series, and all shares of all other classes and series, of Capital Stock of the Corporation now authorized, issued or outstanding (collectively with the Common Stock, “Junior Securities”).

D. Dividends. Subject to Section E below, the holders of shares of Convertible Preferred Stock, in preference to the holders of any Junior Securities other than Common Stock, shall be entitled to receive mandatory cash dividends on an As-Converted-to-Common-Stock-Basis in an amount equal to the cash dividends declared by the Board on the Common Stock out of funds of the Corporation legally available therefor, but only as, when, and if so declared. The Convertible Preferred Stock will not accrue dividends until and unless the date on which the holders of Capital Stock of the Corporation do not approve the Merger at the first meeting of stockholders upon which such matter is submitted for a vote after the date hereof or otherwise on the 60th day following the closing of the Exchange Offer if the Merger has not been consummated by such date (the “Dividend Accrual Date”). Beginning on and following such Dividend Accrual Date and ending on the date upon which the Merger becomes effective, the Convertible Preferred Stock shall accrue cumulative dividends on its Liquidation Preference at an annual rate of 20%, which shall be added to the Liquidation Preference of such Convertible Preferred Stock on the last day of each calendar quarter (i.e., March 31, June 30, September 30 and December 31) (all dividends on Convertible Preferred Stock described in this Section D declared or accrued but remaining unpaid and which have not been added to the Liquidation Preference pursuant to this Section D being referred to herein as “Accrued Dividends”). All dividend accruals pursuant to this Section D shall be based on a 365-day year. Any Accrued Dividends shall not bear interest. Accrued but unpaid dividends may be declared and paid at any time.

E. Voting Rights.

1. Generally. Except as may be otherwise expressly provided in the Certificate of Incorporation or as expressly required by the DGCL, the holders of the Convertible Preferred Stock shall vote together as a single class with the shares of the Common Stock and not as a separate class, on an As-Converted-to-Common-Stock-Basis, at any annual or special meeting of stockholders of the Corporation and each holder of shares of Convertible Preferred Stock shall be entitled to such number of votes as they would receive on an As-Converted-to-Common-Stock-Basis on the record date for such vote; provided, that, such number of votes shall be limited to 0.1145 votes for each such share of Common Stock on an As-Converted-to-Common Stock Basis in order to comply with NASDAQ Listing Rule 5640 and the policies promulgated thereunder unless compliance therewith has been waived by NASDAQ or the Corporation has received a waiver of any comparable requirement of any other exchange on which it is listed.

2. Certain Matters. So long as any shares of Convertible Preferred Stock shall be outstanding, and unless the consent or approval of a greater number of shares shall then be required by law, without first obtaining the consent or approval of the holders of at least a majority of the shares of the Convertible Preferred Stock then outstanding, the Corporation shall not (except with respect to the Stockholders’ Approval and the Merger): (i) amend, alter, change or repeal the Certificate of Incorporation, or waive any provisions thereof, in a manner that would materially and adversely affect the rights, preferences or powers of the holders of Convertible Preferred Stock and no amendment, alteration or repeal shall be made that has a disproportionate adverse effect on any holder of Convertible Preferred Stock in a manner different than other holders of Convertible Preferred Stock; (ii) amend, alter, change or repeal the rights, preferences or powers of Convertible Preferred Stock; (iii) declare, pay, or set apart for payment, any dividends or any other distributions of any sort by the Corporation, in each case prior to the date on which the Stockholders’ Approval is received, in respect of any Junior Securities or any Parity Securities; (iv) purchase, redeem or otherwise acquire or retire for value, in each case prior to the date on which the Stockholders’ Approval is received, any Parity Securities, Junior Securities, or any Capital Stock of any wholly-owned Subsidiary of the Corporation, or any securities exercisable or exchangeable for any of the foregoing, other than in connection with the surrender by employees of the Corporation of portions of equity awards to satisfy tax withholding obligations; provided that the foregoing limitations shall not apply to redemptions, purchases or other acquisitions of shares of Common Stock or other Junior Securities by the Corporation in connection with the provisions of any employee benefit plan or other equity agreement with the employees, officers and directors of the Corporation; or (v) authorize, create, increase the authorized amount of, reclassify into, in each case prior to the date on which the Stockholders’ Approval is received, Parity Securities, or any class or series, or any shares of any class or series, of Capital Stock of the Corporation ranking senior in priority to the Convertible Preferred Stock with respect to the right to dividends or preference on liquidation (including additional shares of Preferred Stock) or issue any debt securities convertible into Capital Stock.

F. Reacquired Shares. Any shares of Convertible Preferred Stock redeemed, purchased, or otherwise acquired by the Corporation in any manner whatsoever shall be retired promptly after the acquisition thereof, and, if necessary to provide for the lawful redemption or purchase of such shares, the capital represented by such shares shall be reduced in accordance with the DGCL. All such shares shall upon their retirement (and compliance with any applicable provisions of the laws of the State of Delaware) become authorized but unissued shares of Preferred Stock and may be redesignated and reissued as part of any other series of Preferred Stock, subject to the conditions or restrictions on authorizing, or creating, or issuing any class or series, or any shares of any class or series, set forth in Section E.2.

G. Liquidation, Dissolution, or Winding Up.

1. Priority. In the event of any liquidation, dissolution, or winding up of the Corporation (a “Liquidation Event”), whether voluntary or involuntary, no holders of Junior Securities shall receive, by reason of their ownership thereof, any payment or distribution of any of the assets of the Corporation until the holders of the shares of Convertible Preferred Stock then outstanding, by reason of their ownership thereof, shall have first received an amount in cash per share of Convertible Preferred Stock equal to the greater of (i) 100% of the Liquidation Preference thereof (as adjusted for changes in the Convertible Preferred Stock by stock split, stock dividend, stock combination, or the like occurring after the Issue Date), plus an amount in cash equal to all Accrued Dividends through the date of the effectiveness of the Liquidation Event, and (ii) the amount such holder of Convertible Preferred Stock would receive as a holder of Common Stock on an As-Converted-to-Common-Stock-Basis; provided that following the date of the receipt of the Stockholders’ Approval, shares of Convertible Preferred Stock that remain outstanding shall only be entitled to receive the amount such holder would receive as a holder of Common Stock on an As-Converted-to-Common-Stock-Basis (in each case, such amount being referred to herein as the “Liquidation Amount”). If, upon the occurrence of any Liquidation Event, the assets and funds of the Corporation available to be distributed among the holders of the Convertible Preferred Stock shall be insufficient to permit the payment to such holders of the full Liquidation Amount, then the holders of Junior Securities shall not receive, by reason of their ownership thereof, any payment or distribution of any of the assets of the Corporation, and the holders of all such shares of Convertible Preferred Stock shall share ratably in any distribution of assets of the Corporation in accordance with the amounts that would be payable on any such distribution if the Liquidation Amount were to be paid in full.

2. Excluded Events. For purposes of this Section G, none of the voluntary sale, conveyance, exchange and transfer (for cash, shares of stock, other securities or other consideration) of all or substantially all of the property or assets of the Corporation, and no consolidation or merger of the Corporation with any one or more other corporations, shall be deemed to be a Liquidation Event unless such voluntary sale, conveyance, exchange or transfer shall be in connection with a plan of liquidation, dissolution or winding up of the Corporation.

H. Conversion.

1. Automatic. Immediately upon the effectiveness of the Merger and the filing of the Certificate of Merger with the Secretary of the State of Delaware (the “Effective Date”), each share of Convertible Preferred Stock shall automatically be converted into a number of fully paid and non-assessable shares of Common Stock equal to the quotient obtained by dividing (i) (a) the Liquidation Preference, plus (b) the amount of Accrued Dividends, by (ii) the Conversion Price. The initial “Conversion Price” for the Convertible Preferred Stock shall be $0.1191 per share, as such price is adjusted in accordance with Sections H.3 through H.7. All references to the Conversion Price herein shall mean the Conversion Price as so adjusted.

2. Mechanics of Conversion. Upon the occurrence of the event specified in Section H.1 above, the outstanding shares of Convertible Preferred Stock shall be converted automatically without any further action by the holders of such shares. Upon the occurrence of such automatic conversion of the Convertible Preferred Stock, the Corporation will make entries in the share registry of the Corporation or any transfer agent for the Convertible Preferred Stock in the holders’ respective names for the number of whole shares of Common Stock into which the shares of Convertible Preferred Stock surrendered and Accrued Dividends thereon were convertible on the date on which such automatic conversion occurred, with fractional shares of Common Stock (after aggregating all Convertible Preferred Stock and Accrued Dividends thereon being converted on such date) rounded down to whole shares of Common Stock.

3. Adjustment for Stock Splits and Combinations. If the Corporation shall at any time or from time to time after the Issue Date effect a subdivision or like transaction of the outstanding Common Stock without a corresponding subdivision of the Convertible Preferred Stock, the Conversion Price in effect immediately before that subdivision shall be proportionately decreased. Conversely, if the Corporation shall at any time or from time to time after the Issue Date combine the outstanding shares of Common Stock into a smaller number of shares or like transaction without a corresponding combination of the Convertible Preferred Stock, the Conversion Price in effect immediately before the combination shall be proportionately increased. Any adjustment under this Section H.3 shall become effective at the close of business on the date the subdivision or combination becomes effective.

4. Adjustment for Common Stock Dividends and Distributions. If the Corporation at any time or from time to time after the Issue Date makes a dividend payment or other distribution payable in additional shares of Common Stock without provision for a like dividend on shares of Convertible Preferred Stock based on the Conversion Price, then the Conversion Price that is then in effect shall be decreased as of the time of such issuance or, in the event such record date is fixed, as of the close of business on such record date, by multiplying the Conversion Price then in effect by a fraction (i) the numerator of which is the total number of shares of Common Stock issued and outstanding immediately prior to the time of such issuance or the close of business on such record date, and (ii) the denominator of which is the total number of shares of Common Stock issued and outstanding immediately prior to the time of such issuance or the close of business on such record date plus the number of shares of Common Stock issuable in payment of such dividend or distribution.

5. Adjustment for Other Common Stock Dividends and Distributions. If the Corporation at any time or from time to time after the Issue Date makes a dividend payment or other distribution payable to all holders (or in the case of clause (ii) below, substantially all holders) of Common Stock in (i) rights, warrants or options to subscribe for or purchase shares of Common Stock at a price per share less than fair market value, or (ii) shares of Capital Stock (other than Common Stock), evidences of indebtedness or other assets or property without, in each case, provision for a like dividend or distribution on, or like opportunity to subscribe by holders of, shares of Convertible Preferred Stock based on the Conversion Price, then the Conversion Price that is then in effect shall be decreased as of the time of such issuance or, in the event such record date is fixed, as of the close of business on such record date, by multiplying the Conversion Price then in effect by a fraction (i) the numerator of which is the fair market value, as reasonably determined by the Board, of shares of Common Stock issued and outstanding immediately prior to the time of such issuance or the close of business on such record date, and (ii) the fair market value, as reasonably determined by the Board, of shares of Common Stock issued and outstanding immediately prior to the time of such issuance or the close of business on such record date plus the fair market value, as reasonably determined by the board, of the rights, warrants, options, shares, evidences or other assets set forth in this Section H.5 in payment of such dividend or distribution.

6. Adjustment for Reclassification, Exchange and Substitution. If at any time or from time to time after the Issue Date, the Common Stock issuable upon the conversion of the Convertible Preferred Stock and Accrued Dividends thereon is changed into the same or a different number of shares of any other class or classes of stock, whether by recapitalization, reclassification or otherwise (other than a subdivision or combination of shares or stock dividend or a reorganization, merger, consolidation or sale of assets, in each case as provided for elsewhere in this Section H ), in any such event the Convertible Preferred Stock and Accrued Dividends thereon shall automatically convert into the kind and amount of stock and other securities and property receivable upon such recapitalization, reclassification or other change on an As-Converted-to-Common-Stock-Basis, all subject to further adjustment as provided herein or with respect to such other securities or property by the terms thereof.

7. Reorganizations, Mergers, Consolidations or Sales of Assets. If at any time or from time to time after the Issue Date, there is a capital reorganization of the Common Stock (other than a Liquidation Event or a recapitalization, subdivision, combination, reclassification, exchange or substitution of shares provided for elsewhere in this Section H), as a part of such capital reorganization, provision shall be made so that the holders of the Convertible Preferred Stock shall receive on an As-Converted-to-Common-Stock-Basis the number of shares of stock or other securities or property of the Corporation to which a holder of the number of shares of Common Stock would have been entitled in such event, subject to adjustment as provided herein with respect to such stock or securities by the terms thereof. In any such case, appropriate adjustment shall be made in the application of the provisions of this Section H with respect to the rights of the holders of Convertible Preferred Stock after the capital reorganization to the end that the provisions of this Section H (including adjustment of the Conversion Price then in effect) shall be applicable after that event and be as nearly equivalent as practicable.

I. Notices. All notices or communications in respect of the Convertible Preferred Stock shall be sufficiently given if given in writing and delivered in person or by first-class mail, postage prepaid, to any holder of the Convertible Preferred Stock at such holder’s last address appearing on the books of the Corporation, or if given in such other manner, as may be permitted by the terms hereof, in the Certificate of Incorporation or Bylaws or by applicable law.

J. Procedures for Voting and Consents. The rules and procedures for calling and conducting any meeting of the holders of Convertible Preferred Stock (including, without limitation, the fixing of a record date in connection therewith), the solicitation and use of proxies at such a meeting, the obtaining of written consents and any other aspect or matter with regard to such a meeting or such consents shall be governed by any rules that the Board (or a duly authorized committee of the Board), in its discretion, may adopt from time to time, which rules and procedures shall conform to the requirements of the Certificate of Incorporation, Bylaws or the DGCL.

K. Record Holders. To the fullest extent permitted by applicable law, the Corporation and the transfer agent, if any, for the Convertible Preferred Stock may deem and treat the record holder of any share of Convertible Preferred Stock as the true and lawful owner thereof for all purposes, and neither the Corporation nor such transfer agent shall be affected by any notice to the contrary.

L. Effectiveness. This Certificate of Designations shall be effective upon the filing of the same with the Secretary of State of Delaware.

* * * *

Exhibit B

Amended and Restated Bylaws

AMENDED AND RESTATED

BYLAWS

OF

YRC WORLDWIDE INC.,

a Delaware corporation

(the “Corporation”)

(Adopted as of                    , 2011)

AMENDED AND RESTATED

BYLAWS

OF

YRC WORLDWIDE INC.

ARTICLE I

OFFICES

Section 1.1 Registered Office. The registered office of the Corporation within the State of Delaware shall be located at either (a) the principal place of business of the Corporation in the State of Delaware or (b) the office of the corporation or individual acting as the Corporation’s registered agent in Delaware.

Section 1.2 Additional Offices. The Corporation may, in addition to its registered office in the State of Delaware, have such other offices and places of business, both within and outside the State of Delaware, as the Board of Directors of the Corporation (the “Board”) may from time to time determine or as the business and affairs of the Corporation may require.

ARTICLE II

STOCKHOLDERS MEETINGS

Section 2.1 Annual Meetings. The annual meeting of stockholders shall be held at such place and time and on such date as shall be determined by the Board and stated in the notice of the meeting, provided that the Board may in its sole discretion determine that the meeting shall not be held at any place, but may instead be held solely by means of remote communication pursuant to Section 9.5(a). At each annual meeting, the stockholders shall elect directors of the Corporation and may transact any other business as may properly be brought before the meeting in accordance with Sections 2.7 and 3.2.

Section 2.2 Special Meetings. Except as otherwise required by applicable law or provided in the Corporation’s Amended and Restated Certificate of Incorporation, as the same may be amended or restated from time to time (the “Certificate of Incorporation”), special meetings of stockholders, for any purpose or purposes, may be called only by (i) the Chairman of the Board, (ii) the Chief Executive Officer of the Corporation, (iii) the President of the Corporation, or (iv) the Secretary of the Corporation upon written request of (x) the Board or (y) stockholders representing at least twenty-five percent (25%) of the Voting Power entitled to vote on the matter for which such meeting is to be called. Special meetings of stockholders shall be held at such place and time and on such date as shall be determined by the Board and stated in the Corporation’s notice of the meeting, provided that the Board may in its sole discretion determine that the meeting shall not be held at any place, but may instead be held solely by means of remote communication pursuant to Section 9.5(a). For purposes of these Bylaws, “Voting Power” shall refer to the voting power of: (A) all outstanding shares of capital stock of the Corporation entitled to vote generally in the election of directors; and (B) the Series A Noteholders and Series B Noteholders (in each case as defined in the Certificate of Incorporation), in each case, only to the extent entitled to vote in accordance with ARTICLE ELEVENTH of the Certificate of Incorporation, voting together and with the shareholders specified in subclause (A) above as a single class, and “stockholders” shall be deemed to include the Series A Noteholders and Series B Noteholders to the extent consistent with ARTICLE ELEVENTH of the Certificate of Incorporation.

Section 2.3 Notices. Notice of each stockholders meeting stating the place, if any, date and time of the meeting, the means of remote communication, if any, by which stockholders and proxyholders may be deemed to be present in person and vote at such meeting, and the record date for determining the stockholders entitled to vote at the meeting if such date is different from the record date for determining stockholders entitled to notice of the meeting shall be given in the manner permitted by Section 9.3 to each stockholder entitled to vote thereat as of the record date for determining the stockholders entitled to notice of the meeting. Such notice shall be given by the Corporation not less than 10 nor more than 60 days before the date of the meeting. If said notice is for a special meeting, it shall in addition state the purpose or purposes for which the meeting is called, and the business transacted at such meeting shall be limited to the matters so stated in the Corporation’s notice of meeting (or any supplement thereto). Any meeting of stockholders as to which notice has been given may be postponed, and any special meeting of stockholders as to which notice has been given may be cancelled, by the Board upon public disclosure given before the date previously scheduled for such meeting. In the event of such postponement or cancellation, new notice must be given for any subsequent meeting.

Section 2.4 Quorum. Except as otherwise provided by applicable law, the Certificate of Incorporation or these Bylaws, the presence, in person or by proxy, at a stockholders meeting of the holders of a majority of the Voting Power entitled to vote at such meeting shall constitute a quorum for the transaction of business at such meeting, unless or to the extent that the presence of a larger number may be required by law or by the rules of any stock exchange upon which the Corporation’s stock is listed. When specified business is to be voted on by a class or series of stock voting as a class or series, the holders of shares representing a majority of the voting power of the outstanding shares of such class or series shall constitute a quorum of such class or series for the transaction of such business. If a quorum shall not be present or represented by proxy at any meeting of the stockholders, the chairman of the meeting may adjourn the meeting from time to time in the manner provided in Section 2.6 until a quorum shall attend. The stockholders present at a duly convened meeting may continue to transact business until adjournment, notwithstanding the withdrawal of enough stockholders to leave less than a quorum.

Section 2.5 Voting.

(a) Voting Lists. The officer who has charge of the stock ledger of the Corporation shall, at least 10 days before every meeting of stockholders, prepare and make a complete list of stockholders entitled to vote at any meeting of stockholders; provided, however, if the record date for determining the stockholders entitled to vote is less than 10 days before the meeting date, the list shall reflect the stockholders entitled to vote as of the 10th day before the meeting date, arranged in alphabetical order and showing the address of each such stockholder and the number of shares registered in his or her name. Such list shall be open to the examination of any stockholder for a period of at least 10 days prior to the meeting in the manner provided by law. A stock list shall also be open to the examination of any stockholder during the whole time of the meeting as provided by law. This list shall presumptively determine (a) the identity of the stockholders entitled to examine such stock list and to vote at the meeting and (b) the number of shares held by each of them.

(b) Manner of Voting. At any stockholders meeting, every holder entitled to vote may vote in person or by proxy. If authorized by the Board, the voting by stockholders or proxyholders at any meeting conducted by remote communication may be effected by a ballot submitted by electronic transmission (as defined in Section 9.3(c)), provided that any such electronic transmission must either set forth or be submitted with information from which the Corporation can determine that the electronic transmission was authorized by the stockholder or proxyholder. The Board, in its discretion, or the chairman of the meeting of stockholders, in such person’s discretion, may require that any votes cast at such meeting shall be cast by written ballot. Every vote taken by ballot shall be counted by an inspector or inspectors appointed by the chairman of the meeting.

(c) Proxies. Each stockholder entitled to vote at a meeting of stockholders or to express consent or dissent to corporate action in writing without a meeting may authorize another person or persons to act for such stockholder by proxy authorized by an instrument in writing filed in accordance with the procedure established for the meeting.

(d) Required Vote. Subject to the rights of the holders of one or more series of preferred stock of the Corporation (“Preferred Stock”), voting separately by class or series, to elect directors pursuant to the terms of one or more series of Preferred Stock, the election of directors shall be determined by a plurality of the votes cast by the stockholders present in person or represented by proxy at the meeting and entitled to vote thereon. All other matters shall be determined by the vote of a majority of the votes cast by the stockholders present in person or represented by proxy at the meeting and entitled to vote thereon, unless the matter is one upon which, by applicable law, the Certificate of Incorporation, these Bylaws or applicable stock exchange rules, a different vote is required, in which case such provision shall govern and control the decision of such matter.

Section 2.6 Adjournments. When a meeting is adjourned to another date or time, written notice need not be given of the adjourned meeting if the place, date and time thereof are announced at the meeting at which the adjournment is taken; provided, however, that if the date of any adjourned meeting is more than fourteen days after the date of the meeting given in the original notice, or if a new record date is fixed for the adjourned meeting, written notice of the place, date and time of the adjourned meeting shall be given in conformity herewith. At any adjourned meeting any business may be transacted which might have been transacted at the original meeting.

Section 2.7 Advance Notice for Business.

(a) Annual Meetings of Stockholders. No business may be transacted at an annual meeting of stockholders, other than business that is either (x) specified in the Corporation’s proxy materials with respect to such meeting (or any supplement thereto), (y) brought before the annual meeting by or at the direction of the Board or (z) otherwise properly brought before the annual meeting by a stockholder of record of the Corporation at the time of the giving of the notice required in the following paragraph, who is entitled to vote at the meeting and who has complied with the notice procedures set forth in this section. For the avoidance of doubt, the foregoing clause (z) shall be the exclusive means for a stockholder to make nominations or propose business (other than business included in the Corporation’s proxy materials pursuant to Rule 14a-8 under the Securities Exchange Act of 1934, as amended (such act, and the rules and regulations promulgated thereunder, the “Exchange Act”)) at an annual meeting of stockholders.

(i) In addition to any other applicable requirements, for business to be properly brought before an annual meeting by a stockholder pursuant to clause (z) of the foregoing paragraph, such stockholder must have given timely notice thereof in proper written form to the Secretary of the Corporation and such business must otherwise be a proper matter for stockholder action. To be timely, a stockholder’s notice must be received by the Secretary at the principal executive offices of the Corporation not less than 60 days nor more than 90 days prior to the meeting; provided, however, that in the event that less than 70 days’ notice or prior public disclosure of the date of the meeting is given or made to stockholders, the stockholder’s notice must be received by the 10th day following the day on which such notice of the date of the annual meeting was mailed or such public disclosure was made. In no event shall an adjournment, or a postponement for which notice has already been given, commence a new time period for the giving of a stockholder’s notice pursuant to this Section.

(ii) To be in proper written form, a stockholder’s notice to the Secretary must set forth (a) a brief description of such business, (b) the name and address, as they appear on the Corporation’s books, of the stockholder proposing such business, (c) the class and number of shares of the Corporation which are owned, directly or indirectly, beneficially and of record by the stockholder, and (d) any material interest in such business of such stockholder.

(iii) The chairman of the annual meeting shall determine whether business has been properly brought before the meeting in accordance with the provisions of this Section 2.7(a). If he should determine that it has not, he shall so declare to the meeting. Any business not properly brought before the meeting shall not be transacted.

(iv) In addition to the provisions of this Section 2.7(a), a stockholder shall also comply with all applicable requirements of the Exchange Act with respect to the matters set forth herein. Nothing in this Section 2.7(a) shall be deemed to affect any rights of stockholders to request inclusion of proposals in the Corporation’s proxy statement pursuant to Rule 14a-8 under the Exchange Act.

(b) Special Meetings of Stockholders. Only such business shall be conducted at a special meeting of stockholders as shall have been brought before the meeting pursuant to the Corporation’s notice of meeting. Nominations of persons for election to the Board may be made at a special meeting of stockholders at which directors are to be elected pursuant to the Corporation’s notice of meeting only pursuant to Section 3.2.

Section 2.8 Conduct of Meetings. The chairman of each annual and special meeting of stockholders shall be the Chairman of the Board or, in the absence (or inability or refusal to act) of the Chairman of the Board, the Chief Executive Officer (if he or she shall be a director) or, in the absence (or inability or refusal to act) of the Chief Executive Officer or if the Chief Executive Officer is not a director, such other person as shall be appointed by the Board. The date and time of the opening and the closing of the polls for each matter upon which the stockholders will vote at a meeting shall be announced at the meeting by the chairman of the meeting. The Board may adopt such rules and regulations for the conduct of the meeting of stockholders as it shall deem appropriate. Except to the extent inconsistent with these Bylaws or such rules and regulations as adopted by the Board, the chairman of any meeting of stockholders shall have the right and authority to convene and to adjourn the meeting, to prescribe such rules, regulations and procedures and to do all such acts as, in the judgment of such chairman, are appropriate for the proper conduct of the meeting. Such rules, regulations or procedures, whether adopted by the Board or prescribed by the chairman of the meeting, may include, without limitation, the following: (a) the establishment of an agenda or order of business for the meeting; (b) rules and procedures for maintaining order at the meeting and the safety of those present; (c) limitations on attendance at or participation in the meeting to stockholders of record of the Corporation, their duly authorized and constituted proxies or such other persons as the chairman of the meeting shall determine; (d) restrictions on entry to the meeting after the time fixed for the commencement thereof; and (e) limitations on the time allotted to questions or comments by participants. Unless and to the extent determined by the Board or the chairman of the meeting, meetings of stockholders shall not be required to be held in accordance with the rules of parliamentary procedure. The secretary of each annual and special meeting of stockholders shall be the Secretary or, in the absence (or inability or refusal to act) of the Secretary, an Assistant Secretary so appointed to act by the chairman of the meeting. In the absence (or inability or refusal to act) of the Secretary and all Assistant Secretaries, the chairman of the meeting may appoint any person to act as secretary of the meeting.

Section 2.9 Consents in Lieu of Meeting. Any action required or permitted to be taken by the stockholders of the Corporation must be effected at a duly called annual or special meeting of the stockholders of the Corporation, unless the Board approves in advance the taking of such action by means of written consent of stockholders, in which case such action may be taken without a meeting, without prior notice and without a vote, if a consent or consents in writing, setting forth the action so taken, shall be signed by the holders having not less than the minimum Voting Power that would be necessary to authorize or take such action at a meeting at which all securities entitled to vote thereon were present and voted and shall be delivered to the Corporation to its registered office in the State of Delaware, the Corporation’s principal place of business, or the Secretary of the Corporation. Every written consent shall bear the date of signature of each stockholder who signs the consent and no written consent shall be effective to take the corporate action referred to therein unless, within 60 days of the date the earliest dated consent is delivered to the Corporation, a written consent or consents signed by a sufficient number of holders to take such action are delivered to the Corporation by delivery to the Corporation’s registered office in the State of Delaware, the Corporation’s principal place of business, or the Secretary. Prompt notice of the taking of the corporate action without a meeting by less than unanimous written consent shall be given to those stockholders who have not consented in writing and who, if the action had been taken at a meeting, would have been entitled to notice of the meeting if the record date for notice of such meeting had been the date that written consents signed by a sufficient number of holders were delivered to the Corporation as provided in this Section 2.9.

ARTICLE III

DIRECTORS

Section 3.1 Powers. The business and affairs of the Corporation shall be managed by or under the direction of the Board, which may exercise all such powers of the Corporation and do all such lawful acts and things as are not by statute or by the Certificate of Incorporation or by these Bylaws required to be exercised or done by the stockholders. Directors need not be stockholders or residents of the State of Delaware.

Section 3.2 Advance Notice for Nomination of Directors.

(a) Only persons who are nominated in accordance with the following procedures shall be eligible for election as directors by the stockholders of the Corporation, except as may be otherwise provided by the terms of one or more series of Preferred Stock with respect to the rights of holders of one or more series of Preferred Stock to elect directors. Nominations of persons for election to the Board at any annual meeting of stockholders, or at any special meeting of stockholders called for the purpose of electing directors as set forth in the Corporation’s notice of such special meeting, may be made (i) by or at the direction of the Board or (ii) by any stockholder of the Corporation (x) who is a stockholder of record on the date of the giving of the notice provided for in this Section 3.2 and who is entitled to vote in the election of directors at such meeting and (y) who complies with the notice procedures set forth in this Section 3.2.

(b) Nominations by the stockholders shall be made by notice in writing and shall be received by the Secretary of the Corporation not less than 14 days nor more than 50 days prior to any meeting of the stockholders called for the election of directors; provided, however, that if less than 21 days’ notice of the meeting is given to stockholders, such written notice shall be received by the Secretary of the Corporation not later than the close of business on the seventh day following the day on which notice of the meeting was mailed to stockholders. Each notice by the stockholders under the above paragraph shall set forth:

(i) the name, age, business address and, if known, residence address of each nominee proposed in such notice,

(ii) the principal occupation or employment of each such nominee, and

(iii) the number of shares of stock of the Corporation that are owned, directly or indirectly, beneficially and of record by each such nominee.

(c) The chairman of the meeting may, if the facts warrant, determine and declare to the meeting that a nomination was not made in accordance with the foregoing procedure, and if he should so determine, he shall so declare to the meeting and the defective nomination shall be disregarded.

(d) In addition to the provisions of this Section 3.2, a stockholder shall also comply with all of the applicable requirements of the Exchange Act and the rules and regulations thereunder with respect to the matters set forth herein. Nothing in this Section 3.2 shall be deemed to affect any rights of the holders of Preferred Stock to elect directors pursuant to the Certificate of Incorporation or the right of the Board to fill newly created directorships and vacancies on the Board pursuant to the Certificate of Incorporation.

Section 3.3 Compensation. Unless otherwise restricted by the Certificate of Incorporation or these Bylaws, the Board shall have the authority to fix the compensation of directors. The directors may be reimbursed their expenses, if any, of attendance at each meeting of the Board and may be paid either a fixed sum for attendance at each meeting of the Board or other compensation as director. No such payment shall preclude any director from serving the Corporation in any other capacity and receiving compensation therefor. Members of committees of the Board may be allowed like compensation and reimbursement of expenses for service on the committee.

ARTICLE IV

BOARD MEETINGS

Section 4.1 Annual Meetings. The Board shall meet as soon as practicable after the adjournment of each annual stockholders meeting at the place of the annual stockholders meeting unless the Board shall fix another time and place and give notice thereof in the manner required herein for special meetings of the Board. No notice to the directors shall be necessary to legally convene this meeting, except as provided in this Section 4.1.

Section 4.2 Regular Meetings. Regularly scheduled, periodic meetings of the Board may be held without notice at such times, dates and places as shall from time to time be determined by the Board.

Section 4.3 Special Meetings. Special meetings of the Board (a) may be called by the Chairman of the Board or Chief Executive Officer and (b) shall be called by the Chairman of the Board, Chief Executive Officer or Secretary on the written request of at least three directors then in office (or two or the sole director if such are the number of directors comprising the Board, as the case may be), and shall be held at such time, date and place as may be determined by the person calling the meeting or, if called upon the request of directors or the sole director, as specified in such written request. Notice of each special meeting of the Board shall be given, as provided in Section 9.3, to each director (i) at least 24 hours before the meeting or on such shorter notice as the person or persons calling such meeting may deem necessary or appropriate in the circumstances if such notice is oral notice given personally or by telephone or written notice given by hand delivery or by means of a form of electronic transmission and delivery; (ii) at least two days before the meeting if such notice is sent by a nationally recognized overnight delivery service; and (iii) at least five days before the meeting if such notice is sent through the United States mail. If the Secretary shall fail or refuse to give such notice, then the notice may be given by the officer who called the meeting or the directors who requested the meeting. Any and all business that may be transacted at a regular meeting of the Board may be transacted at a special meeting. Except as may be otherwise expressly provided by applicable law, the Certificate of Incorporation, or these Bylaws, neither the business to be transacted at, nor the purpose of, any special meeting need be specified in the notice or waiver of notice of such meeting. A special meeting may be held at any time without notice if all the directors are present or if those not present waive notice of the meeting in accordance with Section 9.4.

Section 4.4 Quorum; Required Vote. A majority of the Whole Board shall constitute a quorum for the transaction of business at any meeting of the Board, and the act of a majority of the directors present at any meeting at which there is a quorum shall be the act of the Board, except as may be otherwise specifically provided by applicable law, the Certificate of Incorporation or these Bylaws. If a quorum shall not be present at any meeting, a majority of the directors present may adjourn the meeting from time to time, without notice other than announcement at the meeting, until a quorum is present. “Whole Board” shall mean the total number of directors the Corporation would have if there were no vacancies.

Section 4.5 Consent In Lieu of Meeting. Unless otherwise restricted by the Certificate of Incorporation or these Bylaws, any action required or permitted to be taken at any meeting of the Board or any committee thereof may be taken without a meeting if all members of the Board or committee, as the case may be, consent thereto in writing or by electronic transmission, and the writing or writings or electronic transmission or transmissions (or paper reproductions thereof) are filed with the minutes of proceedings of the Board or committee. Such filing shall be in paper form if the minutes are maintained in paper form and shall be in electronic form if the minutes are maintained in electronic form.

Section 4.6 Organization. The Board shall elect a Chairman of the Board from among the directors, which Chairman of the Board shall not be the Chief Executive Officer. The chairman of each meeting of the Board shall be the Chairman of the Board or, in the absence (or inability or refusal to act) of the Chairman of the Board, the Chief Executive Officer (if he or she shall be a director) or, in the absence (or inability or refusal to act) of the Chief Executive Officer or if the Chief Executive Officer is not a director, a chairman elected from the directors present. The Secretary shall act as secretary of all meetings of the Board. In the absence (or inability or refusal to act) of the Secretary, an Assistant Secretary shall perform the duties of the Secretary at such meeting. In the absence (or inability or refusal to act) of the Secretary and all Assistant Secretaries, the chairman of the meeting may appoint any person to act as secretary of the meeting.

ARTICLE V

COMMITTEES OF DIRECTORS

Section 5.1 Establishment. The Board may designate one or more committees, each committee to consist of one or more of the directors of the Corporation. Each committee shall keep regular minutes of its meetings and report the same to the Board when required. Subject to the rights of the holders of one or more series of Preferred Stock, voting separately by class or series, to appoint members to sit on a committee pursuant to the terms of any Preferred Stock Designation, the Board shall have the power at any time to fill vacancies in, to change the membership of, or to dissolve any such committee.

Section 5.2 Available Powers. Any committee established pursuant to Section 5.1, to the extent permitted by applicable law and by resolution of the Board, shall have and may exercise all of the powers and authority of the Board in the management of the business and affairs of the Corporation, and may authorize the seal of the Corporation to be affixed to all papers that may require it; provided, however, that, subject to any applicable stock exchange or regulatory requirements vesting sole decision-making authority in a committee, all decisions by any committee of the Board that does not have a Series A Director (as defined in the Certificate of Designations of Series A Voting Preferred Stock (the “Certificate of Designations”)) as a member are subject to ratification by the Board, except to the extent such decisions are not material to the business or operations of the Corporation and its subsidiaries, as a whole, or relate to ministerial functions such as pricing of securities offerings.

Section 5.3 Alternative Members. Subject to the rights of the holders of one or more series of Preferred Stock, voting separately by class or series, to replace members to sit on a committee pursuant to the terms of any Preferred Stock Designation, the Board may designate one or more directors as alternate members of any committee, who may replace any absent or disqualified member at any meeting of such committee.

Section 5.4 Procedures. Unless the Board otherwise provides, the time, date and place of each committee meeting, if any, shall be determined by each committee. Notice of each committee meeting shall be given, as provided in Section 9.3, to each member of such committee (unless waived in writing or by electronic transmission by each committee member): (i) at least 24 hours before the meeting or on such shorter notice as the person or persons calling such meeting may deem necessary or appropriate in the circumstances if such notice is oral notice given personally or by telephone or written notice given by hand delivery or by means of a form of electronic transmission and delivery; (ii) at least two days before the meeting if such notice is sent by a nationally recognized overnight delivery service; and (iii) at least five days before the meeting if such notice is sent through the United States mail. Neither the business to be transacted at, nor the purpose of, any committee meeting need be specified in the notice or waiver of notice of such meeting. At meetings of a committee, a majority of the number of members of the committee (but not including any alternate member, unless such alternate member has replaced any absent or disqualified member at the time of, or in connection with, such meeting) shall constitute a quorum for the transaction of business. The act of a majority of the members present at any meeting at which a quorum is present shall be the act of the committee, except as otherwise specifically provided by applicable law, these Bylaws or the Board. If a quorum is not present at a meeting of a committee, the members present may adjourn the meeting from time to time, without notice other than an announcement at the meeting, until a quorum is present. Unless the Board otherwise provides and except as provided in these Bylaws, each committee designated by the Board may make, alter, amend and repeal rules for the conduct of its business.

Section 5.5 Qualifications; Interested Transactions. To the extent required by applicable law, regulation or stock exchange requirements, members of a committee shall be “independent” and otherwise qualified in accordance such applicable law, regulation or stock exchange requirements, including, without limitation, the rules and regulations of the Securities and Exchange Commission, the Internal Revenue Code and the rules of any stock exchange on which the Corporations securities are listed. In accordance with Section 5.1, the Board may establish a committee composed of two or more disinterested directors to negotiate a transaction or agreement, or determine whether it is in the best interests of the Corporation to pursue a legal right or remedy of the Corporation and may appoint members of the Board who are independent from management and who are free of any material relationship which, in the good faith opinion of the Board, would interfere with the exercise of independent judgment on such committee (it being understood that the fact that any such person may be appointed or nominated to the Board by a particular stockholder shall not, in and of itself, constitute such a material relationship or deem such person not to be disinterested). In the event the Board determines to establish a committee of the Board to deal with labor relations or collective bargaining agreement issues, neither director elected by the holder of Series A Preferred Stock shall be a member of such committee unless otherwise determined by the Board.

ARTICLE VI

OFFICERS

Section 6.1 Officers. The officers of the Corporation shall consist of a Chief Executive Officer, a President (who may be, but need not be, the Chief Executive Officer), a Secretary and Treasurer. The Board may elect such additional officers as it deems necessary, including vice presidents, assistant secretaries and assistant treasurers. Officers shall be elected by the Board, which shall consider that subject at its first meeting after every annual meeting of stockholders. Each officer shall hold his office until his successor is elected and qualified or until his earlier resignation or removal. Any number of offices may be held by the same person. In its discretion, the Board may choose not to fill any office for any period as it may deem advisable.

(a) Chief Executive Officer. The Chief Executive Officer shall be the chief executive officer of the Corporation, shall have general supervision of the affairs of the Corporation and general control of all of its business subject to the ultimate authority of the Board, and shall be responsible for the execution of the policies of the Board. In the absence (or inability or refusal to act) of the Chairman of the Board, the Chief Executive Officer (if he or she shall be a director) shall preside when present at all meetings of the stockholders and the Board.

(a) President. If the Board elects a Chief Executive Officer who is not the President, the President shall act in the place of the Chief Executive Officer in his absence or in the event of his death, inability or refusal to act. He shall perform all duties and have all powers which are delegated to him by the Board or Chief Executive Officer. He shall have power to sign all stock certificates, contracts and other instruments of the Corporation which are authorized. In the event of the absence, death, inability or refusal to act of the President, the officer designated by the Board shall perform the duties and exercise the powers of the President. If the Board does not elect a Chief Executive Officer, the President shall also perform the duties and exercise the powers of the Chief Executive Officer.

(b) Vice Presidents. Each Vice President shall perform such duties as the Board or the Chief Executive Officer shall prescribe.

(c) Secretary.

(i) The Secretary shall attend all meetings of the stockholders, the Board and (as required) committees of the Board and shall record the proceedings of such meetings in books to be kept for that purpose. The Secretary shall give, or cause to be given, notice of all meetings of the stockholders and special meetings of the Board and shall perform such other duties as may be prescribed by the Board, the Chairman of the Board, Chief Executive Officer or the President. The Secretary shall have custody of the corporate seal of the Corporation and the Secretary, or any Assistant Secretary, shall have authority to affix the same to any instrument requiring it, and when so affixed, it may be attested by his or her signature or by the signature of such Assistant Secretary. The Board may give general authority to any other officer to affix the seal of the Corporation and to attest the affixing thereof by his or her signature.

(ii) The Secretary shall keep, or cause to be kept, at the principal executive office of the Corporation or at the office of the Corporation’s transfer agent or registrar, if one has been appointed, a stock ledger, or duplicate stock ledger, showing the names of the stockholders and their addresses, the number and classes of shares held by each and, with respect to certificated shares, the number and date of certificates issued for the same and the number and date of certificates cancelled.

(d) Assistant Secretaries. The Assistant Secretary or, if there be more than one, the Assistant Secretaries in the order determined by the Board shall, in the absence (or inability or refusal to act) of the Secretary, perform the duties and have the powers of the Secretary.

(e) Treasurer. The Treasurer shall have charge and custody of all monies and securities of the Corporation, shall in general perform all of the duties commonly incident to the office of Treasurer, and shall perform such other duties as may be assigned him by the Chief Executive Officer, President or Board. He shall make such disbursements of the funds of the Corporation as are proper and shall render from time to time an account of all such transactions and of the financial condition of the Corporation.

(f) Assistant Treasurers. The Assistant Treasurer or, if there shall be more than one, the Assistant Treasurers in the order determined by the Board shall, in the absence (or inability or refusal to act) of the Treasurer, perform the duties and exercise the powers of the Treasurer.

Section 6.2 Term of Office; Removal; Vacancies. The elected officers of the Corporation shall be elected annually by the Board at its first meeting held after each annual meeting of stockholders. All officers elected by the Board shall hold office until the next annual meeting of the Board and until their successors are duly elected and qualified or until their earlier death, resignation, retirement, disqualification, or removal from office. Any officer may be removed, with or without cause, at any time by the Board. Any vacancy occurring in any elected office of the Corporation may be filled by the Board.

Section 6.3 Other Officers. The Board may delegate the power to appoint such other officers and agents, and may also remove such officers and agents or delegate the power to remove same, as it shall from time to time deem necessary or desirable.

Section 6.4 Multiple Officeholders; Stockholder and Resident Officers. Any number of offices may be held by the same person unless the Certificate of Incorporation or these Bylaws otherwise provide. Officers need not be stockholders or residents of the State of Delaware.

ARTICLE VII

SHARES

Section 7.1 Certificated and Uncertificated Shares. The shares of the Corporation shall be represented by certificates, provided that the Board may provide by resolution or resolutions that some or all of any or all classes or series of its stock shall be uncertificated shares. Any such resolution shall not apply to shares represented by a certificate until such certificate is surrendered to the Corporation. Notwithstanding the adoption of such a resolution by the Board, every holder of stock represented by certificates and upon request every holder of uncertificated shares shall be entitled to have a certificate signed in accordance with Section 7.3 representing the number of shares registered in certificate form. The Corporation shall not have power to issue a certificate representing shares in bearer form.

Section 7.2 Multiple Classes of Stock. If the Corporation shall be authorized to issue more than one class of stock or more than one series of any class, the Corporation shall (a) cause the powers, designations, preferences and relative, participating, optional or other special rights of each class of stock or series thereof and the qualifications, limitations or restrictions of such preferences or rights to be set forth in full or summarized on the face or back of any certificate that the Corporation issues to represent shares of such class or series of stock or (b) in the case of uncertificated shares, within a reasonable time after the issuance or transfer of such shares, send to the registered owner thereof a written notice containing the information required to be set forth on certificates as specified in clause (a) above; provided, however, that, except as otherwise provided by applicable law, in lieu of the foregoing requirements, there may be set forth on the face or back of such certificate or, in the case of uncertificated shares, on such written notice a statement that the Corporation will furnish without charge to each stockholder who so requests the powers, designations, preferences and relative, participating, optional or other special rights of each class of stock or series thereof and the qualifications, limitations or restrictions of such preferences or rights.

Section 7.3 Signatures. Each certificate representing capital stock of the Corporation shall be signed by or in the name of the Corporation by (a) the Chief Executive Officer, the President or a Vice President and (b) the Treasurer, an Assistant Treasurer, the Secretary or an Assistant Secretary of the Corporation. Any or all the signatures on the certificate may be a facsimile. In case any officer, transfer agent or registrar who has signed or whose facsimile signature has been placed upon a certificate shall have ceased to be such officer, transfer agent or registrar before such certificate is issued, such certificate may be issued by the Corporation with the same effect as if such person were such officer, transfer agent or registrar on the date of issue.

Section 7.4 Consideration and Payment for Shares.

(a) Subject to applicable law and the Certificate of Incorporation, shares of stock may be issued for such consideration, having in the case of shares with par value a value not less than the par value thereof, and to such persons, as determined from time to time by the Board. The consideration may consist of any tangible or intangible property or benefit to the Corporation including cash, promissory notes, services performed, contracts for services to be performed or other securities.

(b) Subject to applicable law and the Certificate of Incorporation, shares may not be issued until the full amount of the consideration has been paid, unless upon the face or back of each certificate issued to represent any partly paid shares of capital stock or upon the books and records of the Corporation in the case of partly paid uncertificated shares, there shall have been set forth the total amount of the consideration to be paid therefor and the amount paid thereon up to and including the time said certificate representing certificated shares or said uncertificated shares are issued.

Section 7.5 Lost, Destroyed or Wrongfully Taken Certificates.

(a) If an owner of a certificate representing shares claims that such certificate has been lost, destroyed or wrongfully taken, the Corporation shall issue a new certificate representing such shares or such shares in uncertificated form if the owner: (i) requests such a new certificate before the Corporation has notice that the certificate representing such shares has been acquired by a protected purchaser; (ii) if requested by the Corporation, delivers to the Corporation a bond sufficient to indemnify the Corporation against any claim that may be made against the Corporation on account of the alleged loss, wrongful taking or destruction of such certificate or the issuance of such new certificate or uncertificated shares; and (iii) satisfies other reasonable requirements imposed by the Corporation.

(b) If a certificate representing shares has been lost, apparently destroyed or wrongfully taken, and the owner fails to notify the Corporation of that fact within a reasonable time after the owner has notice of such loss, apparent destruction or wrongful taking and the Corporation registers a transfer of such shares before receiving notification, the owner shall be precluded from asserting against the Corporation any claim for registering such transfer or a claim to a new certificate representing such shares or such shares in uncertificated form.

Section 7.6 Transfer of Stock.

(a) If a certificate representing shares of the Corporation is presented to the Corporation with a stock power or other indorsement requesting the registration of transfer of such shares or an instruction is presented to the Corporation requesting the registration of transfer of uncertificated shares, the Corporation shall register the transfer as requested if:

(i) in the case of certificated shares, the certificate representing such shares has been surrendered;

(ii) (A) with respect to certificated shares, the indorsement is made by the person specified by the certificate as entitled to such shares; (B) with respect to uncertificated shares, an instruction is made by the registered owner of such uncertificated shares; or (C) with respect to certificated shares or uncertificated shares, the indorsement or instruction is made by any other appropriate person or by an agent who has actual authority to act on behalf of the appropriate person;

(iii) the Corporation has received a guarantee of signature of the person signing such indorsement or instruction or such other reasonable assurance that the indorsement or instruction is genuine and authorized as the Corporation may request;

(iv) the transfer does not violate any restriction on transfer imposed by the Corporation that is enforceable in accordance with Section 7.8(a);

(v) such other conditions for such transfer as shall be provided for under applicable law have been satisfied; and

(vi) satisfies other reasonable requirements imposed by the Corporation.

(b) Whenever any transfer of shares shall be made for collateral security and not absolutely, the Corporation shall so record such fact in the entry of transfer if, when the certificate for such shares is presented to the Corporation for transfer or, if such shares are uncertificated, when the instruction for registration of transfer thereof is presented to the Corporation, both the transferor and transferee request the Corporation to do so.

Section 7.7 Registered Stockholders. Before due presentment for registration of transfer of a certificate representing shares of the Corporation or of an instruction requesting registration of transfer of uncertificated shares, the Corporation may treat the registered owner as the person exclusively entitled to inspect for any proper purpose the stock ledger and the other books and records of the Corporation, vote such shares, receive dividends or notifications with respect to such shares and otherwise exercise all the rights and powers of the owner of such shares, except that a person who is the beneficial owner of such shares (if held in a voting trust or by a nominee on behalf of such person) may, upon providing documentary evidence of beneficial ownership of such shares and satisfying such other conditions as are provided under applicable law, may also so inspect the books and records of the Corporation.

Section 7.8 Effect of the Corporation’s Restriction on Transfer.

(a) A written restriction on the transfer or registration of transfer of shares of the Corporation or on the amount of shares of the Corporation that may be owned by any person or group of persons, if permitted by the DGCL and noted conspicuously on the certificate representing such shares or, in the case of uncertificated shares, contained in a notice sent by the Corporation to the registered owner of such shares within a reasonable time after the issuance or transfer of such shares, may be enforced against the holder of such shares or any successor or transferee of the holder including an executor, administrator, trustee, guardian or other fiduciary entrusted with like responsibility for the person or estate of the holder.

(b) A restriction imposed by the Corporation on the transfer or the registration of shares of the Corporation or on the amount of shares of the Corporation that may be owned by any person or group of persons, even if otherwise lawful, is ineffective against a person without actual knowledge of such restriction unless:

(i) the shares are certificated and such restriction is noted conspicuously on the certificate; or (ii) the shares are uncertificated and such restriction was contained in a notice sent by the Corporation to the registered owner of such shares within a reasonable time after the issuance or transfer of such shares.

Section 7.9 Regulations. The Board shall have power and authority to make such additional rules and regulations, subject to any applicable requirement of law, as the Board may deem necessary and appropriate with respect to the issue, transfer or registration of transfer of shares of stock or certificates representing shares. The Board may appoint one or more transfer agents or registrars and may require for the validity thereof that certificates representing shares bear the signature of any transfer agent or registrar so appointed.

ARTICLE VIII

INDEMNIFICATION

Section 8.1 Right to Indemnification. To the fullest extent permitted by applicable law, as the same exists or may hereafter be amended, the Corporation shall indemnify and hold harmless each person who was or is made a party or is threatened to be made a party to or is otherwise involved in any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative (hereinafter a “proceeding”), by reason of the fact that he or she is or was a director or officer of the Corporation or, while a director or officer of the Corporation, is or was serving at the request of the Corporation as a director, officer, employee or agent of another corporation or of a partnership, joint venture, trust, other enterprise or nonprofit entity, including service with respect to an employee benefit plan (hereinafter a “Covered Person”), whether the basis of such proceeding is alleged action in an official capacity as a director, officer, employee or agent, or in any other capacity while serving as a director, officer, employee or agent, shall be indemnified and held harmless by the Corporation to the fullest extent permitted by applicable law, as the same exists or may hereafter be amended, against all expenses, liability and loss (including, without limitation, attorneys’ fees, judgments, fines, ERISA excise taxes and penalties and amounts paid in settlement) reasonably incurred or suffered by such Covered Person in connection with such proceeding; provided, however, that, except as provided in Section 8.3 with respect to proceedings to enforce rights to indemnification and advancement of expenses, the Corporation shall indemnify a Covered Person in connection with a proceeding (or part thereof) initiated by such Covered Person only if such proceeding (or part thereof) was authorized by the Board.

Section 8.2 Right to Advancement of Expenses. In addition to the right to indemnification conferred in Section 8.1, a Covered Person shall also have the right to be paid by the Corporation the expenses (including, without limitation, attorneys’ fees) incurred in defending, testifying, or otherwise participating in any such proceeding in advance of its final disposition (hereinafter an “advancement of expenses”); provided, however, that, if the Delaware General Corporation Law (“DGCL”) requires, an advancement of expenses incurred by a Covered Person in his or her capacity as a director or officer of the Corporation (and not in any other capacity in which service was or is rendered by such Covered Person, including, without limitation, service to an employee benefit plan) shall be made only upon delivery to the Corporation of an undertaking (hereinafter an “undertaking”), by or on behalf of such Covered Person, to repay all amounts so advanced if it shall ultimately be determined by final judicial decision from which there is no further right to appeal (hereinafter a “final adjudication”) that such Covered Person is not entitled to be indemnified for such expenses under this Article VIII or otherwise.

Section 8.3 Right of Indemnitee to Bring Suit. If a claim under Section 8.1 or Section 8.2 is not paid in full by the Corporation within 60 days after a written claim therefor has been received by the Corporation, except in the case of a claim for an advancement of expenses, in which case the applicable period shall be 20 days, the Covered Person may at any time thereafter bring suit against the Corporation to recover the unpaid amount of the claim to the fullest extent permitted by law. To the fullest extent permitted by law, if successful in whole or in part in any such suit, or in a suit brought by the Corporation to recover an advancement of expenses pursuant to the terms of an undertaking, the Covered Person shall also be entitled to be paid the expense of prosecuting or defending such suit. In any suit brought by (a) the Covered Person to enforce a right to indemnification hereunder (but not in a suit brought by a Covered Person to enforce a right to an advancement of expenses) it shall be a defense that, and (b) the Corporation to recover an advancement of expenses pursuant to the terms of an undertaking, the Corporation shall be entitled to recover such expenses upon a final adjudication that, the Covered Person has not met any applicable standard for indemnification set forth in the DGCL. Neither the failure of the Corporation (including its directors who are not parties to such action, a committee of such directors, independent legal counsel, or its stockholders) to have made a determination prior to the commencement of such suit that indemnification of the Covered Person is proper in the circumstances because the Covered Person has met the applicable standard of conduct set forth in the DGCL, nor an actual determination by the Corporation (including a determination by its directors who are not parties to such action, a committee of such directors, independent legal counsel, or its stockholders) that the Covered Person has not met such applicable standard of conduct, shall create a presumption that the Covered Person has not met the applicable standard of conduct or, in the case of such a suit brought by the Covered Person, shall be a defense to such suit. In any suit brought by the Covered Person to enforce a right to indemnification or to an advancement of expenses hereunder, or by the Corporation to recover an advancement of expenses pursuant to the terms of an undertaking, the burden of proving that the Covered Person is not entitled to be indemnified, or to such advancement of expenses, under this Article VIII or otherwise shall be on the Corporation.

Section 8.4 Non-Exclusivity of Rights. The rights provided to Covered Persons pursuant to this Article VIII shall not be exclusive of any other right that any Covered Person may have or hereafter acquire under applicable law, the Certificate of Incorporation, these Bylaws, an agreement, a vote of stockholders or disinterested directors, or otherwise.

Section 8.5 Insurance. The Corporation may maintain insurance, at its expense, to protect itself and/or any director, officer, employee or agent of the Corporation or another corporation, partnership, joint venture, trust, other enterprise or nonprofit entity against any expense, liability or loss, whether or not the Corporation would have the power to indemnify such person against such expense, liability or loss under the DGCL.

Section 8.6 Indemnification of Other Persons. This Article VIII shall not limit the right of the Corporation to the extent and in the manner permitted by law to indemnify and to advance expenses to persons other than Covered Persons. Without limiting the foregoing, the Corporation may, to the extent authorized from time to time by the Board, grant rights to indemnification and to the advancement of expenses to any employee or agent of the Corporation and to any other person who is or was serving at the request of the Corporation as a director, officer, employee or agent of another corporation or of a partnership, joint venture, trust, other enterprise or nonprofit entity, including service with respect to an employee benefit plan, to the fullest extent of the provisions of this Article VIII with respect to the indemnification and advancement of expenses of Covered Persons under this Article VIII.

Section 8.7 Amendments. Any repeal or amendment of this Article VIII by the Board or the stockholders of the Corporation or by changes in applicable law, or the adoption of any other provision of these Bylaws inconsistent with this Article VIII, shall, to the extent permitted by applicable law, be prospective only (except to the extent such amendment or change in applicable law permits the Corporation to provide broader indemnification rights to Covered Persons on a retroactive basis than permitted prior thereto), and will not in any way diminish or adversely affect any right or protection existing hereunder in respect of any act or omission occurring prior to such repeal or amendment or adoption of such inconsistent provision.

Section 8.8 Certain Definitions. For purposes of this Article VIII, (a) references to “other enterprise” shall include any employee benefit plan; (b) references to “fines” shall include any excise taxes assessed on a person with respect to an employee benefit plan; (c) references to “serving at the request of the Corporation” shall include any service that imposes duties on, or involves services by, a person with respect to any employee benefit plan, its participants, or beneficiaries; and (d) a person who acted in good faith and in a manner such person reasonably believed to be in the interest of the participants and beneficiaries of an employee benefit plan shall be deemed to have acted in a manner “not opposed to the best interest of the Corporation” for purposes of Section 145 of the DGCL.

Section 8.9 Contract Rights. The rights provided to Covered Persons pursuant to this Article VIII (a) shall be contract rights based upon good and valuable consideration, pursuant to which a Covered Person may bring suit as if the provisions of this Article VIII were set forth in a separate written contract between the Covered Person and the Corporation, (b) shall fully vest at the time the Covered Person first assumes his or her position as a director or officer of the Corporation, (c) are intended to be retroactive and shall be available with respect to any act or omission occurring prior to the adoption of this Article VIII, (d) shall continue as to a Covered Person who has ceased to be a director or officer of the Corporation, and (e) shall inure to the benefit of the Covered Person’s heirs, executors and administrators.

Section 8.10 Severability. If any provision or provisions of this Article VIII shall be held to be invalid, illegal or unenforceable for any reason whatsoever: (a) the validity, legality and enforceability of the remaining provisions of this Article VIII shall not in any way be affected or impaired thereby; and (b) to the fullest extent possible, the provisions of this Article VIII (including, without limitation, each such portion of this Article VIII containing any such provision held to be invalid, illegal or unenforceable) shall be construed so as to give effect to the intent manifested by the provision held invalid, illegal or unenforceable.

ARTICLE IX

MISCELLANEOUS

Section 9.1 Place of Meetings. If the place of any meeting of the Board or committee of the Board for which notice is required under these Bylaws is not designated in the notice of such meeting, such meeting shall be held at the principal business office of the Corporation; provided, however, if the Board has, in its sole discretion, determined that a meeting shall not be held at any place, but instead shall be held by means of remote communication pursuant to Section 9.5 hereof, then such meeting shall not be held at any place.

Section 9.2 Fixing Record Dates.

(a) In order that the Corporation may determine the stockholders entitled to notice of any meeting of stockholders or any adjournment thereof, the Board may fix a record date, which shall not precede the date upon which the resolution fixing the record date is adopted by the Board, and which record date shall not be more than 60 nor less than 10 days before the date of such meeting. If the Board so fixes a record date, such date shall also be the record date for determining the stockholders entitled to vote at such meeting unless the Board determines, at the time it fixes such record date, that a later date on or before the date of the meeting shall be the date for making such determination. If no record date is fixed by the Board, the record date for determining stockholders entitled to notice of and to vote at a meeting of stockholders shall be at the close of business on the business day next preceding the day on which notice is given, or, if notice is waived, at the close of business on the business day next preceding the day on which the meeting is held. A determination of stockholders of record entitled to notice of or to vote at a meeting of stockholders shall apply to any adjournment of the meeting; provided, however, that the Board may fix a new record date for determination of stockholders entitled to vote at the adjourned meeting, and in such case shall also fix as the record date for stockholders entitled to notice of such adjourned meeting the same or an earlier date as that fixed for determination of stockholders entitled to vote in accordance with the foregoing provisions of this Section 9.2(a) at the adjourned meeting.

(b) In order that the Corporation may determine the stockholders entitled to receive payment of any dividend or other distribution or allotment of any rights or the stockholders entitled to exercise any rights in respect of any change, conversion or exchange of stock, or for the purpose of any other lawful action, the Board may fix a record date, which record date shall not precede the date upon which the resolution fixing the record date is adopted, and which record date shall be not more than 60 days prior to such action. If no record date is fixed, the record date for determining stockholders for any such purpose shall be at the close of business on the day on which the Board adopts the resolution relating thereto.

Section 9.3 Means of Giving Notice.

(a) Notice to Directors. Whenever under applicable law, the Certificate of Incorporation or these Bylaws notice is required to be given to any director, such notice shall be given either (i) in writing and sent by hand delivery, through the United States mail, or by a nationally recognized overnight delivery service for next day delivery, (ii) by means of facsimile telecommunication or other form of electronic transmission, or (iii) by oral notice given personally or by telephone. A notice to a director will be deemed given as follows: (i) if given by hand delivery, orally, or by telephone, when actually received by the director, (ii) if sent through the United States mail, when deposited in the United States mail, with postage and fees thereon prepaid, addressed to the director at the director’s address appearing on the records of the Corporation, (iii) if sent for next day delivery by a nationally recognized overnight delivery service, when deposited with such service, with fees thereon prepaid, addressed to the director at the director’s address appearing on the records of the Corporation, (iv) if sent by facsimile telecommunication, when sent to the facsimile transmission number for such director appearing on the records of the Corporation, (v) if sent by electronic mail, when sent to the electronic mail address for such director appearing on the records of the Corporation, or (vi) if sent by any other form of electronic transmission, when sent to the address, location or number (as applicable) for such director appearing on the records of the Corporation.

(b) Notice to Stockholders. Whenever under applicable law, the Certificate of Incorporation or these Bylaws notice is required to be given to any stockholder, such notice may be given (i) in writing and sent either by hand delivery, through the United States mail, or by a nationally recognized overnight delivery service for next day delivery, or (ii) by means of a form of electronic transmission consented to by the stockholder, to the extent permitted by, and subject to the conditions set forth in Section 232 of the DGCL. A notice to a stockholder shall be deemed given as follows: (i) if given by hand delivery, when actually received by the stockholder, (ii) if sent through the United States mail, when deposited in the United States mail, with postage and fees thereon prepaid, addressed to the stockholder at the stockholder’s address appearing on the stock ledger of the Corporation, (iii) if sent for next day delivery by a nationally recognized overnight delivery service, when deposited with such service, with fees thereon prepaid, addressed to the stockholder at the stockholder’s address appearing on the stock ledger of the Corporation, and (iv) if given by a form of electronic transmission consented to by the stockholder to whom the notice is given and otherwise meeting the requirements set forth above, (A) if by facsimile transmission, when directed to a number at which the stockholder has consented to receive notice, (B) if by electronic mail, when directed to an electronic mail address at which the stockholder has consented to receive notice, (C) if by a posting on an electronic network together with separate notice to the stockholder of such specified posting, upon the later of (1) such posting and (2) the giving of such separate notice, and (D) if by any other form of electronic transmission, when directed to the stockholder. A stockholder may revoke such stockholder’s consent to receiving notice by means of electronic communication by giving written notice of such revocation to the Corporation. Any such consent shall be deemed revoked if (1) the Corporation is unable to deliver by electronic transmission two consecutive notices given by the Corporation in accordance with such consent and (2) such inability becomes known to the Secretary or an Assistant Secretary or to the Corporation’s transfer agent, or other person responsible for the giving of notice; provided, however, the inadvertent failure to treat such inability as a revocation shall not invalidate any meeting or other action.

(c) Electronic Transmission. “Electronic transmission” means any form of communication, not directly involving the physical transmission of paper, that creates a record that may be retained, retrieved and reviewed by a recipient thereof, and that may be directly reproduced in paper form by such a recipient through an automated process, including but not limited to transmission by telex, facsimile telecommunication, electronic mail, telegram and cablegram.

(d) Notice to Stockholders Sharing Same Address. Without limiting the manner by which notice otherwise may be given effectively by the Corporation to stockholders, any notice to stockholders given by the Corporation under any provision of the DGCL, the Certificate of Incorporation or these Bylaws shall be effective if given by a single written notice to stockholders who share an address if consented to by the stockholders at that address to whom such notice is given. A stockholder may revoke such stockholder’s consent by delivering written notice of such revocation to the Corporation. Any stockholder who fails to object in writing to the Corporation within 60 days of having been given written notice by the Corporation of its intention to send such a single written notice shall be deemed to have consented to receiving such single written notice.

(e) Exceptions to Notice Requirements. Whenever notice is required to be given, under the DGCL, the Certificate of Incorporation or these Bylaws, to any person with whom communication is unlawful, the giving of such notice to such person shall not be required and there shall be no duty to apply to any governmental authority or agency for a license or permit to give such notice to such person. Any action or meeting that shall be taken or held without notice to any such person with whom communication is unlawful shall have the same force and effect as if such notice had been duly given. If the action taken by the Corporation is such as to require the filing of a certificate with the Secretary of State of Delaware, the certificate shall state, if such is the fact and if notice is required, that notice was given to all persons entitled to receive notice except such persons with whom communication is unlawful.

Whenever notice is required to be given by the Corporation, under any provision of the DGCL, the Certificate of Incorporation or these Bylaws, to any stockholder to whom (1) notice of two consecutive annual meetings of stockholders and all notices of stockholder meetings or of the taking of action by written consent of stockholders without a meeting to such stockholder during the period between such two consecutive annual meetings, or (2) all, and at least two payments (if sent by first-class mail) of dividends or interest on securities during a 12-month period, have been mailed addressed to such stockholder at such stockholder’s address as shown on the records of the Corporation and have been returned undeliverable, the giving of such notice to such stockholder shall not be required. Any action or meeting that shall be taken or held without notice to such stockholder shall have the same force and effect as if such notice had been duly given. If any such stockholder shall deliver to the Corporation a written notice setting forth such stockholder’s then-current address, the requirement that notice be given to such stockholder shall be reinstated. If the action taken by the Corporation is such as to require the filing of a certificate with the Secretary of State of Delaware, the certificate need not state that notice was not given to persons to whom notice was not required to be given pursuant to Section 230(b) of the DGCL. The exception in subsection (1) of the first sentence of this paragraph to the requirement that notice be given shall not be applicable to any notice returned as undeliverable if the notice was given by electronic transmission.

Section 9.4 Waiver of Notice. Whenever any notice is required to be given under applicable law, the Certificate of Incorporation, or these Bylaws, a written waiver of such notice, signed before or after the date of such meeting by the person or persons entitled to said notice, or a waiver by electronic transmission by the person entitled to said notice, shall be deemed equivalent to such required notice. All such waivers shall be kept with the books of the Corporation. Attendance at a meeting shall constitute a waiver of notice of such meeting, except where a person attends for the express purpose of objecting to the transaction of any business on the ground that the meeting was not lawfully called or convened.

Section 9.5 Meeting Attendance via Remote Communication Equipment.

(a) Stockholder Meetings. If authorized by the Board in its sole discretion, and subject to such guidelines and procedures as the Board may adopt, stockholders and proxyholders not physically present at a meeting of stockholders may, by means of remote communication:

(i) participate in a meeting of stockholders; and

(ii) be deemed present in person and vote at a meeting of stockholders, whether such meeting is to be held at a designated place or solely by means of remote communication, provided that (A) the Corporation shall implement reasonable measures to verify that each person deemed present and permitted to vote at the meeting by means of remote communication is a stockholder or proxyholder, (B) the Corporation shall implement reasonable measures to provide such stockholders and proxyholders a reasonable opportunity to participate in the meeting and to vote on matters submitted to the stockholders, including an opportunity to read or hear the proceedings of the meeting substantially concurrently with such proceedings, and (C) if any stockholder or proxyholder votes or takes other action at the meeting by means of remote communication, a record of such votes or other action shall be maintained by the Corporation.

(b) Board Meetings. Unless otherwise restricted by applicable law, the Certificate of Incorporation or these Bylaws, members of the Board or any committee thereof may participate in a meeting of the Board or any committee thereof by means of conference telephone or other communications equipment by means of which all persons participating in the meeting can hear each other. Such participation in a meeting shall constitute presence in person at the meeting, except where a person participates in the meeting for the express purpose of objecting to the transaction of any business on the ground that the meeting was not lawfully called or convened.

Section 9.6 Dividends. The Board may from time to time declare, and the Corporation may pay, dividends (payable in cash, property or shares of the Corporation’s capital stock) on the Corporation’s outstanding shares of capital stock, subject to applicable law and the Certificate of Incorporation.

Section 9.7 Reserves. The Board may set apart out of the funds of the Corporation available for dividends a reserve or reserves for any proper purpose and may abolish any such reserve.

Section 9.8 Contracts and Negotiable Instruments. Except as otherwise provided by applicable law, the Certificate of Incorporation or these Bylaws, any contract, bond, deed, lease, mortgage or other instrument may be executed and delivered in the name and on behalf of the Corporation by such officer or officers or other employee or employees of the Corporation as the Board may from time to time authorize. Such authority may be general or confined to specific instances as the Board may determine. The Chairman of the Board, the Chief Executive Officer, the President or any Vice President may execute and deliver any contract, bond, deed, lease, mortgage or other instrument in the name and on behalf of the Corporation. Subject to any restrictions imposed by the Board, the Chairman of the Board, the Chief Executive Officer, the President or any Vice President may delegate powers to execute and deliver any contract, bond, deed, lease, mortgage or other instrument in the name and on behalf of the Corporation to other officers or employees of the Corporation under such person’s supervision and authority, it being understood, however, that any such delegation of power shall not relieve such officer of responsibility with respect to the exercise of such delegated power.

Section 9.9 Fiscal Year. The fiscal year of the Corporation shall be fixed by the Board.

Section 9.10 Seal. The Board may adopt a corporate seal, which shall be in such form as the Board determines. The seal may be used by causing it or a facsimile thereof to be impressed, affixed or otherwise reproduced.

Section 9.11 Books and Records. The books and records of the Corporation may be kept within or outside the State of Delaware at such place or places as may from time to time be designated by the Board.

Section 9.12 Resignation. Any director, committee member or officer may resign by giving notice thereof in writing or by electronic transmission to the Chairman of the Board, the Chief Executive Officer, the President or the Secretary. The resignation shall take effect at the time specified therein, or at the time of receipt of such notice if no time is specified or the specified time is earlier than the time of such receipt. Unless otherwise specified therein, the acceptance of such resignation shall not be necessary to make it effective.

Section 9.13 Surety Bonds. Such officers, employees and agents of the Corporation (if any) as the Chairman of the Board, the Chief Executive Officer, the President or the Board may direct, from time to time, shall be bonded for the faithful performance of their duties and for the restoration to the Corporation, in case of their death, resignation, retirement, disqualification or removal from office, of all books, papers, vouchers, money and other property of whatever kind in their possession or under their control belonging to the Corporation, in such amounts and by such surety companies as the Chairman of the Board, the Chief Executive Officer, the President or the Board may determine. The premiums on such bonds shall be paid by the Corporation and the bonds so furnished shall be in the custody of the Secretary.

Section 9.14 Securities of Other Corporations. Powers of attorney, proxies, waivers of notice of meeting, consents in writing and other instruments relating to securities owned by the Corporation may be executed in the name of and on behalf of the Corporation by the Chairman of the Board, the Chief Executive Officer, the President, any Vice President or the Secretary. Any such officer, may, in the name of and on behalf of the Corporation, take all such action as any such officer may deem advisable to vote in person or by proxy at any meeting of security holders of any corporation in which the Corporation may own securities, or to consent in writing, in the name of the Corporation as such holder, to any action by such corporation, and at any such meeting or with respect to any such consent shall possess and may exercise any and all rights and power incident to the ownership of such securities and which, as the owner thereof, the Corporation might have exercised and possessed. The Board may from time to time confer like powers upon any other person or persons.

Section 9.15 Forum for Adjudication of Disputes. Unless the Corporation consents in writing to the selection of an alternative forum, the Court of Chancery of the State of Delaware shall be the sole and exclusive forum for (i) any derivative action or proceeding brought on behalf of the Corporation, (ii) any action asserting a claim of breach of a fiduciary duty owed by any director, officer or other employee of the Corporation to the Corporation or the Corporation’s stockholders, (iii) any action asserting a claim arising pursuant to any provision of the DGCL, or (iv) any action asserting a claim governed by the internal affairs doctrine. Any person or entity purchasing or otherwise acquiring any interest in shares of capital stock of the Corporation shall be deemed to have notice of and consented to the provisions of this Section 9.15.

Section 9.16 Amendments. The Board shall have the power to adopt these Bylaws. Subject to Section 7 of the Certificate of Designations of Series A Preferred Stock of the Corporation, the Bylaws of the Corporation may be amended or repealed, or new bylaws may be adopted (a) by the affirmative vote of holders of a majority of the Voting Power; provided that the notice of such meeting of stockholders whether regular or special, shall specify as one of the purposes thereof the making of such amendment or repeal; or (b) by the affirmative vote of a majority of the Whole Board at any regular or special meeting or the unanimous written consent of all members of the Board.

APPENDIX B

CERTIFICATE OF MERGER

OF

YRC MERGER SUB, INC.

(a Delaware corporation)

WITH AND INTO

YRC WORLDWIDE INC.

(a Delaware corporation)

* * * * * * * * * *

In accordance with the provisions of §251 of the

General Corporation Law of the State of Delaware

* * * * * * * * * *

YRC Worldwide Inc., a corporation duly incorporated and existing under and by virtue of the laws of the State of Delaware (the “Corporation”), desiring to merge YRC Merger Sub, Inc., with and into the Corporation, pursuant to the provisions of Section 251 of the General Corporation Law of the State of Delaware, DOES HEREBY CERTIFY as follows:

FIRST: The name and state of incorporation of each constituent corporation of the merger (the “Merger”) are as follows: (i) YRC Merger Sub, Inc., a Delaware corporation and (ii) YRC Worldwide Inc., a Delaware corporation.

SECOND: An Agreement and Plan of Merger (the “Merger Agreement”) has been approved, adopted, certified, executed and acknowledged by each constituent corporation, in accordance with the requirements of Section 251 of the General Corporation Law of the State of Delaware.

THIRD: The name of the surviving corporation of the Merger is YRC Worldwide Inc. (the “Surviving Corporation”). The Certificate of Incorporation of the Surviving Corporation as in effect at the effective time of the Merger shall be amended and restated in its entirety to read as set forth on Exhibit A attached hereto and made a part hereof.

FOURTH: An executed copy of the Merger Agreement is on file at the principal place of business of the Surviving Corporation, at 10990 Roe Avenue, Overland Park, Kansas 66211, and a copy of the Merger Agreement will be furnished by the Surviving Corporation, upon request and without cost, to any stockholder of any constituent corporation.

FIFTH: The Merger and this Certificate of Merger shall become effective immediately upon filing of this Certificate of Merger with the Secretary of State of Delaware.

* * * * *

IN WITNESS WHEREOF, the undersigned, for the purpose of effectuating the Merger of the constituent corporations, pursuant to the General Corporation Law of the State of Delaware, under penalties of perjury does hereby declare and certify that this is the act and deed of the Corporation and the facts stated herein are true, and accordingly has hereunto signed this Certificate of Merger this [    ] day of [                    ], 2011.

YRC WORLDWIDE INC. a Delaware corporation

By:	/s/
Name:
Title:

Exhibit A

Amended and Restated Certificate of Incorporation

See attached.

AMENDED AND RESTATED

CERTIFICATE OF INCORPORATION

OF

YRC WORLDWIDE INC.

FIRST: The name of the Corporation is YRC Worldwide Inc.

SECOND: The address of the registered office of the Corporation in the State of Delaware is 1209 Orange Street in the City of Wilmington, County of New Castle, postal code 19801. The name of the registered agent of the Corporation at such address is The Corporation Trust Company.

THIRD: The purpose of the Corporation is to engage in any lawful act or activity for which corporations may now or hereafter be organized under the DGCL.

FOURTH: The total authorized capital stock of the Corporation is as follows: 10,005,000,000 shares, of which 5,000,000 shares shall be Preferred Stock, $1.00 par value (“Preferred Stock”) and 10,000,000,000 shares shall be Common Stock, $0.01 par value (“Common Stock”).

(a) Shares of the Preferred Stock may be issued in one or more series at such time or times and for such consideration or considerations as the board of directors of the Corporation (the “Board of Directors”) may determine. All shares of any one series shall be of equal rank and identical in all respects.

(b) Authority is hereby expressly granted to the Board of Directors to fix from time to time, by resolution or resolutions providing for the issuance of any series of Preferred Stock, which shall in each case be specified in a certificate of designation (a “Preferred Stock Designation”) filed pursuant to the DGCL, the designation of such series and the powers, preferences and rights of the shares of such series, and the qualification, limitations or restrictions thereof, including the following:

(1) The number of shares constituting that series and the distinctive designation of that series;

(2) The dividend rate on the shares of that series and the time of payment thereof, whether dividends shall be cumulative, and if so, the date or dates which any cumulative dividends shall commence to accrue, and the relative rights of priority, if any, of payment of dividends on shares of that series over shares of any other series;

(3) Whether that series shall have voting rights, in addition to the voting rights provided by law, and, if so, the terms of such voting rights;

(4) Whether that series shall have conversion privileges, and, if so, the terms and conditions of such conversion, including provision for adjustment of the conversion rate in such events as the Board of Directors shall determine;

(5) Whether or not the shares of that series shall be redeemable, and, if so, the terms and conditions of such redemption, including the date or dates upon or after which they shall be redeemable, and the amount per share payable in case of redemption, which amount may vary under different conditions and at different redemption dates;

(6) Whether that series shall have a sinking fund for the redemption or purchase of shares of that series, and if so, the terms and amount of such sinking fund;

(7) The rights of the shares of that series in the event of merger, acquisition, voluntary or involuntary liquidation, dissolution, distribution of assets or winding up of the Corporation, and the relative rights of priority, if any, of payment of shares of that series over shares of any other series;

(8) Whether the issuance of any additional shares of such series, or of any shares of any other series, shall be subject to restrictions as to issuance, or as to the powers, preferences or rights of any such other series; and

(9) Any other preferences, privileges and powers and relative, participating, optional or other special rights and qualifications, limitations or restrictions of such series, as the Board of Directors may deem advisable and as shall not be inconsistent with the provisions of this Certificate of Incorporation and to the full extent now or hereafter permitted by the laws of Delaware.

Dividends on outstanding shares of Preferred Stock shall be paid or declared and set apart for payment, before any dividends shall be paid or declared and set apart for payment on the common shares with respect to the same dividend period.

If upon any voluntary or involuntary liquidation, dissolution, distribution of assets or winding up of the Corporation, the assets available for distribution to holders of shares of Preferred Stock of all series shall be insufficient to pay such holders the full preferential amount to which they are entitled, then such assets shall be distributed ratably among the shares of all series of Preferred Stock in accordance with the respective preferential amounts (including unpaid cumulative dividends, if any) payable with respect thereto.

(c) Subject to the rights of the holders of any series of Preferred Stock pursuant to the terms of this Certificate of Incorporation or any Preferred Stock Designation, the number of authorized shares of Preferred Stock may be increased or decreased (but not below the number of shares thereof then outstanding) by the affirmative vote of the holders of a majority of the Voting Power (as hereinafter defined), without a separate class vote of the holders of the Preferred Stock as permitted by Section 242(b)(2) of the DGCL.

(d) Each holder of a share of Common Stock shall be entitled to one vote for each share of Common Stock held of record by such holder on all matters on which stockholders generally are entitled to vote; provided, however, that except as otherwise required by law, this Certificate of Incorporation or any Preferred Stock Designation, holders of Common Stock, as such, shall not be entitled to vote on any amendment to this Certificate of Incorporation or any amendment to any Preferred Stock Designation that relates solely to the terms of one or more outstanding series of Preferred Stock if the holders of such affected series are entitled, either separately or together with the holders of one or more other such series, to vote thereon pursuant to this Certificate of Incorporation or any Preferred Stock Designation or pursuant to the DGCL.

(e) Pursuant to the authority conferred by this ARTICLE FOURTH, the following series of Preferred Stock have been designated, each such series consisting of such number of shares, with such voting powers and with such designations, preferences and relative, participating, optional or other special rights, and qualifications, limitations or restrictions therefor as are stated and expressed in Exhibits A and B attached hereto and incorporated herein by reference:

Exhibit A:	Certificate of Designations of Series A Voting Preferred Stock of YRC Worldwide Inc.

Exhibit B:	Certificate of Designations, Preferences, Powers and Rights of Series B Convertible Preferred Stock of YRC Worldwide Inc.

FIFTH: The business and affairs of the Corporation shall be managed by the Board of directors initially consisting of nine persons until changed as provided in the next sentence. The precise number of directors, other than those who may be elected by the holders of one or more series of Preferred Stock voting separately by class or series, shall be fixed from time to time exclusively pursuant to a resolution adopted by the majority of the Whole Board. For purposes of this Certificate of Incorporation, “Whole Board” shall mean the total number of directors the Corporation would have if there were no vacancies. The directors need not be elected by ballot unless required by the Bylaws of the Corporation.

The Board of Directors shall be elected annually at the annual meeting of stockholders and the members of the Board of Directors so elected shall serve one-year terms to expire at the following annual meeting of stockholders. Each director shall hold office for the term for which he is elected or appointed and until his successor shall be elected and qualified or until his death, or until he shall resign.

Subject to the rights of the holders of any series of Preferred Stock then outstanding, newly created directorships resulting from any increase in the authorized number of directors or any vacancies in the Board of Directors resulting from death, resignation, retirement, disqualification, removal from office or other cause shall be filled by a majority vote of the directors then in office, and directors so chosen shall hold office for a term expiring at the next annual meeting of stockholders. No decrease in the number of directors constituting the Board of Directors shall shorten the term of any incumbent director.

Subject to the rights of the holders of any series of Preferred Stock then outstanding, any or all of the directors may be removed from office at any time, with or without cause, by the affirmative vote of holders of a majority of the Voting Power. For purposes of this Certificate of Incorporation, “Voting Power” shall refer to the voting power of: (i) all outstanding shares of capital stock of the Corporation entitled to vote generally in the election of directors; and (ii) the Series A Noteholders and Series B Noteholders (in each case as hereinafter defined), in each case, only to the extent entitled to vote in accordance with ARTICLE ELEVENTH, voting together and with the stockholders specified in clause (i) above as a single class.

Notwithstanding any other provision contained herein, and except as otherwise required by law, whenever the holders of one or more series of Preferred Stock shall have the right, voting separately by class or series, to elect one or more directors, the term of office, the filling of vacancies, the removal from office and other features of such directorships shall be governed by the terms of such series of Preferred Stock as set forth in this Certificate of Incorporation or any Preferred Stock Designation.

SIXTH: In furtherance and not in limitation of the powers conferred upon it by law, the Board of Directors is expressly authorized to adopt, amend, alter or repeal the Bylaws in the manner set forth in ARTICLE TWELFTH.

SEVENTH: The Corporation elects not to be governed by Section 203 of the DGCL.

EIGHTH: The Corporation reserves the right to amend, alter, change or repeal any provision contained in this Certificate of Incorporation or any Preferred Stock Designation, in the manner now or hereafter prescribed by law, and, except as set forth in ARTICLE THIRTEENTH, all rights conferred upon stockholders herein are granted subject to this reservation. Notwithstanding anything to the contrary contained in this Certificate of Incorporation or the Bylaws of the Corporation, the Corporation shall not amend, alter, change or repeal, or adopt any provision as part of this Certificate of Incorporation inconsistent with the purpose and intent of, ARTICLE FOURTH, ARTICLE FIFTH, this ARTICLE EIGHTH or ARTICLE ELEVENTH, related to the express rights of the holders of Preferred Stock, the Series A Noteholders and/or the Series B Noteholders, as the case may be, without the prior approval of the holders affected by such amendment, alteration, change, repeal or adoption.

NINTH: The holders of a majority of the Voting Power entitled to vote on the matter for which such meeting is to be called, present in person or represented by proxy, shall be requisite and shall constitute a quorum at all meetings of the stockholders for the transaction of business.

TENTH: Any action required or permitted to be taken by the stockholders of the Corporation at any duly called annual or special meeting of the stockholders of the Corporation may be taken without a meeting, without prior notice and without a vote, if a consent or consents in writing, setting forth the action so taken, shall be signed by the holders having not less than the minimum Voting Power that would be necessary to authorize or take such action at a meeting at which all securities entitled to vote thereon were present and voted; provided, however, that no action by means of written consent of the stockholders may be effected unless the Board of

Directors approves in advance of the taking of such action. Special meetings of stockholders of the Corporation may be called only by (i) the Chairman of the Board of Directors, (ii) the Chief Executive Officer of the Corporation, (iii) the President of the Corporation, or (iv) the Secretary of the Corporation upon written request of (y) the Board of Directors or (z) stockholders representing at least twenty-five percent (25%) of the Voting Power entitled to vote on the matter for which such meeting is to be called, upon not less than 10 nor more than 60 days’ written notice.

ELEVENTH: Notwithstanding any other provision of this Certificate of Incorporation, any Preferred Stock Designation or the Bylaws of the Corporation, (i) the holders (the “Series A Noteholders”) of those certain 10% Series A Convertible Senior Secured Notes due 2015 (the “Series A Notes”) issued by the Corporation pursuant to that certain Indenture between the Corporation and Wilmington Trust Company, as Trustee, dated July 22, 2011, (the “Series A Indenture”) shall be entitled, for so long as any Series A Notes remain outstanding, and (ii) the holders (the “Series B Noteholders”) of those certain 10% Series B Convertible Senior Secured Notes due 2015 (the “Series B Notes”) issued by the Corporation pursuant to that certain Indenture between the Corporation and Wilmington Trust Company, as Trustee, dated July 22, 2011, (the “Series B Indenture”) shall be entitled, for so long as any Series B Notes remain outstanding, in each case, to vote on all matters on which holders of Common Stock generally are entitled to vote, voting together as a single class, on an As-Converted-to-Common Stock-Basis (as defined in the Series A Indenture or Series B Indenture, as applicable), as provided herein and as authorized by Section 221 of DGCL; provided, that such number of votes shall be limited to 0.1089 votes and 0.0594 votes for each such share of Common Stock on an As-Converted-to-Common Stock-Basis in respect of the Series A Notes and Series B Notes, respectively, in order to comply with NASDAQ Listing Rule 5640 and the policies promulgated thereunder unless compliance therewith has been waived by NASDAQ. For so long as any Series A Notes or Series B Notes, as the case may be, remain outstanding, the Corporation shall not take any action to amend, alter or repeal, or adopt any provision as part of this Certificate of Incorporation inconsistent with this ARTICLE ELEVENTH except upon the affirmative vote of a majority of the outstanding principal amount of the Series A Notes and/or Series B Notes, as the case may be. For purposes of this Certificate of Incorporation and the Bylaws of the Corporation, “stockholders” shall be deemed to include the Series A Noteholders and/or the Series B Noteholders to the extent consistent with this ARTICLE ELEVENTH.

TWELFTH: The Bylaws of the Corporation may be amended or repealed, or new bylaws may be adopted (a) by the affirmative vote of holders of a majority of the Voting Power; provided that the notice of such meeting of stockholders whether regular or special, shall specify as one of the purposes thereof the making of such amendment or repeal; or (b) by the affirmative vote of a majority of the Whole Board at any regular or special meeting or the unanimous written consent of all members of the Board of Directors.

THIRTEENTH: A director of the Corporation shall not be personally liable to the corporation or its stockholders for monetary damages for breach of fiduciary duty as a director, except for liability (i) for any breach of the director’s duty of loyalty to the Corporation or its stockholders, (ii) for acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law, (iii) under Section 174 of the DGCL, as the same exists or hereafter may be amended, or (iv) for any transaction from which the director derived an improper personal benefit. If the DGCL hereafter is amended to authorize the further elimination or limitation of the liability of directors, then the liability of a director of the Corporation, in addition to the limitation on personal liability provided herein, shall be limited to the fullest extent permitted by the amended DGCL. Any repeal or modification of this paragraph by the stockholders of the Corporation shall be prospective only, and shall not adversely affect any limitation on the personal liability of a director of the Corporation existing at the time of such repeal or modification.

Exhibit A

Certificate of Designations of Series A Voting Preferred Stock of YRC Worldwide Inc.

CERTIFICATE OF DESIGNATIONS

OF

SERIES A VOTING PREFERRED STOCK

OF

YRC WORLDWIDE INC.

(Pursuant to Section 151 of the General

Corporation Law of the State of Delaware)

YRC WORLDWIDE INC. (the “Corporation”), a corporation organized and existing under and by virtue of the provisions of the General Corporation Law of the State of Delaware (the “General Corporation Law”), hereby certifies that, pursuant to the authority expressly granted to and vested in the Board of Directors of the Corporation (the “Board of Directors” or the “Board”) by the Certificate of Incorporation of the Corporation, as amended (the “Certificate of Incorporation”), which authorizes the issuance, by the Corporation, in one or more series of up to 5,000,000 shares of preferred stock, par value $1.00 per share (the “Preferred Stock”), and in accordance with the provisions of Section 151 of the General Corporation Law, the Board of Directors duly adopted the following resolutions on July 19, 2011:

RESOLVED, that pursuant to the authority granted to and vested in the Board in accordance with the provisions of the Certificate of Incorporation, the Board hereby creates a new series of Preferred Stock of the Corporation and hereby states the designation and number of shares, and fixes the relative rights, powers and preferences thereof, and the limitations thereof, as follows:

1. Designation. The designation of the series of Preferred Stock authorized by this resolution shall be Series A Voting Preferred Stock, par value $1.00 per share (the “Series A Preferred Stock”), consisting of one (1) share.

2. Dividends. The holder of the share of Series A Preferred Stock shall not be entitled to the payment of any dividends or distributions.

3. Liquidation. In the event of any liquidation (complete or partial), dissolution or winding up of the affairs of the Corporation, whether voluntary or involuntary, after payment or provision for payment of the debts and other liabilities of the Corporation, the holder of the Series A Preferred Stock shall be entitled to receive an amount in cash equal to $1.00.

4. Redemption. The Series A Preferred Stock shall not be redeemable except as set forth in this Article 4.

(a) Unless a later date or event is otherwise approved by the Board, the share of Series A Preferred Stock shall be automatically redeemed by the Corporation out of funds legally available therefor at a redemption price of $1.00 with no further action required on the part of the holder of the Series A Preferred Stock upon the earliest of any of the following to occur:

(i) the Collective Bargaining Agreement expires or terminates and YRC Inc., USF Holland, Inc. and New Penn Motor Express, Inc. are not signatories to any other agreement with the Teamsters National Freight Industry Negotiating Committee (“TNFINC”) of the International Brotherhood of Teamsters (“IBT”) that permits TNFINC to elect two directors to the Board of Directors;

(ii) IBT ceases to be recognized by YRC Inc., USF Holland, Inc. or New Penn Motor Express, Inc. or under the National Labor Relations Act as the authorized bargaining representative of such companies’ employees; or

(iii) any transfer or purported transfer of the Series A Preferred Stock.

5. Conversion. The Series A Preferred Stock is not convertible into any other security of the Corporation.

6. Voting Rights.

(a) The Series A Preferred Stock shall be entitled to vote with all voting securities of the Corporation on all matters submitted to the holders of voting securities for vote. The Series A Preferred Stock also shall be entitled to receive notice of any meeting of the holders of the voting securities in accordance with the Certificate of Incorporation and Bylaws of the Corporation. Other than with respect to the election of directors as set forth below, for purposes of the voting rights set forth in this Section 6, the holder of Series A Preferred Stock shall be entitled to cast one vote per share.

(b) So long as the share of the Series A Preferred Stock remains outstanding and none of the conditions set forth in Section 4(a) above has occurred, the holder of the share of Series A Preferred Stock shall be entitled to elect two (2) directors (the “Series A Directors”) to the Board, each of whom shall be, to be eligible and qualified for election as a Series A Director, an Independent Director at the time of his election.

(c) To be eligible and qualified to serve as a Series A Director during his term of office as a Series A Director, each Series A Director shall continue to be an Independent Director. If, at any time, any Series A Director ceases to be an Independent Director, such Series A Director shall immediately resign from the Board or be removed by the holder of the Series A Preferred Stock. Any or all Series A Directors may be removed from the Board at any time, with or without cause, by the holder of the Series A Preferred Stock.

(d) Vacancies on the Board resulting from death, resignation, retirement, disqualification or removal of a Series A Director may be filled solely by the affirmative vote of holders of the Series A Preferred Stock and not by the remaining Series A Director, if any.

(e) The term of office of each Series A Director shall terminate on the earlier of: (i) the date on which no shares of Series A Preferred Stock are outstanding, or the share of Series A Preferred Stock is subject to automatic redemption pursuant to Section 4(a) (whether or not redeemed) for any reason (at which time such Series A Directors shall automatically no longer be directors on the Board and shall not be entitled to receive notice of Board meetings, to attend or vote at Board meetings or be considered members of the Board for any purpose including for determining whether a quorum of directors is present at a meeting of the directors); (ii) the death, resignation, retirement, disqualification or removal of such Series A Director; or (iii) the due election and qualification of a successor to such Series A Director.

7. Committee Rights. For so long as the holder of Series A Preferred Stock has the right to elect the Series A Directors as provided for herein, the holder of the Series A Preferred Stock shall have the right to appoint one (1) Series A Director to serve on each of the governance, audit, finance and compensation committees of the Board so long as such committees exist; provided, however, that such Series A Director satisfies the qualifications set forth in Section 5.5 of the Bylaws. Each director of the Corporation that serves on a Board committee shall be subject to the corporate governance provisions in Article V of the Bylaws. Notwithstanding the foregoing, for so long as the share of Series A Preferred Stock remains outstanding, the Company may not amend Article V of the Bylaws in any manner adverse to the holder of the Series A Preferred Stock without such holder’s consent.

8. Transfer Rights. Neither the Series A Preferred Stock nor any rights, powers, preferences or privileges thereunder shall be transferrable, in whole or in part.

9. Certain Definitions.

As used herein with respect to the Series A Preferred Stock, the following terms shall have the following meanings:

“Board of Directors” has the meaning set forth in the introductory paragraph of this Certificate of Designations.

“Bylaws” means the Amended and Restated Bylaws of the Corporation as first adopted by the Board of Directors after the effective date of this Certificate of Designations.

“Collective Bargaining Agreement” means the 2008-2013 National Master Freight Agreement and its applicable supplemental agreements, as the same have been amended by the IBT Agreement and extended through March 31, 2015 and may be amended from time to time.

“Common Stock” means the common stock of the Corporation, par value $0.01 per share.

“Exchange Act” means the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder, as in effect from time to time.

“IBT Agreement” means the Agreement for the Restructuring of the YRC Worldwide Inc. Operating Companies and related Term Sheet / Proposal dated as of September 24, 2010.

“Independent Director” means a person other than a former or current officer, director, employee or member of IBT.

10. No Other Rights. The shares of Series A Preferred Stock shall not have any powers, designations, preferences or relative, participating, optional, or other special rights, nor shall there be any qualifications, limitations or restrictions or any powers, designations, preferences or rights of such shares, other than as set forth herein or in the Certificate of Incorporation or as may be provided by law.

[The Remainder of this Page Intentionally Left Blank]

Exhibit B

Certificate of Designations, Preferences, Powers and Rights of Series B Convertible Preferred Stock of YRC Worldwide Inc.

CERTIFICATE OF DESIGNATIONS, PREFERENCES, POWERS

AND RIGHTS

OF

SERIES B CONVERTIBLE PREFERRED STOCK

OF

YRC WORLDWIDE INC.

Pursuant to Section 151(g) of the General Corporation Law of the State of Delaware (the “DGCL”), YRC WORLDWIDE INC., a Delaware corporation (the “Corporation”), certifies that, pursuant to the authority conferred upon its Board of Directors by the Certificate of Incorporation, as amended, of the Corporation, the Board of Directors on July 19, 2011 adopted the following resolution creating a series of Preferred Stock:

RESOLVED, that pursuant to the authority expressly granted to and vested in the Board of Directors of the Corporation by the provisions of ARTICLE FOURTH of the Certificate of Incorporation, as amended, of the Corporation, and in accordance with the provisions of Section 151 of the DGCL, the Board of Directors hereby creates and provides for the issue of a series of Preferred Stock, with an initial stated value of $44.3793 per share, of the Corporation to be known and designated as Series B Convertible Preferred Stock, and that the designation and number of shares, and the relative rights, powers, preferences, and limitations thereof (in addition to the provisions set forth in the Certificate of Incorporation of the Corporation, as amended, that are applicable to Preferred Stock generally) shall be as follows:

A. Certain Definitions. When used in this Certificate of Designations, the following terms shall have the meanings specified:

“Accrued Dividends” has the meaning set forth in Section D.

“As-Converted-to-Common-Stock-Basis” gives effect immediately prior to the applicable record date to the conversion of the Convertible Preferred Stock and Accrued Dividends thereon into Common Stock in accordance with Section H (and subject to the terms and conditions contained therein) as if the Merger had become effective.

“Beneficial Owner” has the meaning assigned to such term in Rule 13d-3 and Rule 13d-5 under the Exchange Act, except that in calculating the beneficial ownership of any particular “person” (as that term is used in Section 13(d)(3) of the Exchange Act), such “person” will be deemed to have beneficial ownership of all securities, whether such right is currently exercisable or is exercisable only after the passage of time.

“Board” means the board of directors of the Corporation.

“Bylaws” means the Corporation’s bylaws, as may be amended from time to time.

“Capital Stock” means any and all shares, interests, rights to purchase, warrants, options, participations or other equivalents of or interests in (however designated) Common Stock, Preferred Stock or other equity interests issued by the Corporation, any Subsidiary of the Corporation or any other Person, as applicable.

“Certificate of Incorporation” means the Corporation’s certificate of incorporation, as it may be amended from time to time.

“Common Stock” means the Corporation’s common stock, par value $0.01 per share.

“Conversion Price” has the meaning set forth in Section H.1.

“Convertible Preferred Stock” has the meaning set forth in Section B.

“Credit Agreement” means that certain credit agreement, dated as of August 17, 2007, by and among the Corporation, the Canadian Borrower (as defined therein), the financial institutions listed on the signature pages thereto, as lenders, and JPMorgan Chase Bank, National Association, as administrative agent (as amended from time to time).

“Credit Agreement Claims” means those certain claims by the Lenders with respect to outstanding indebtedness of the Corporation owed to such Lenders under the Credit Agreement.

“Dividend Accrual Date” has the meaning set forth in Section D.

“Exchange Act” means the U.S. Securities Exchange Act of 1934, as amended, and the rules and regulations of the SEC promulgated thereunder.

“Exchange Offer” means the exchange offer by the Corporation, registered on a Form S-1 initially filed with the SEC on May 17, 2011, to exchange the Credit Agreement Claims (in part) for Convertible Preferred Stock, which in the aggregate would represent approximately 72.5% of the issued and outstanding Common Stock (on an as-if converted basis) immediately after giving effect to such Exchange Offer.

“Issue Date” means the date on which any shares of the Convertible Preferred Stock are first issued.

“Junior Securities” has the meaning set forth in Section C.

“Lenders” has the meaning set forth in the Credit Agreement.

“Liquidation Amount” has the meaning set forth in Section G.1.

“Liquidation Event” has the meaning set forth in Section G.1.

“Liquidation Preference” shall mean $44.3793 per share, as adjusted for the addition of any compounding dividends or accruals pursuant to Section D.

“Merger” means a merger of the Corporation with and into its wholly owned Subsidiary (“Merger Sub”) in accordance with the terms of that certain Agreement and Plan of Merger, to be entered into between the Corporation and Merger Sub (including the annexes, schedules and exhibits, the “Merger Agreement”).

“Parity Securities” means any class or series, or any shares of any class or series, of Capital Stock of the Corporation (other than the Convertible Preferred Stock) that ranks equally with the Convertible Preferred Stock with respect to priority of dividend rights and rights on liquidation, winding up and dissolution of the Corporation (in each case, without regard to whether dividends accrue cumulatively or non-cumulatively).

“Person” means any individual, corporation, partnership, joint venture, association, joint-stock company, trust, unincorporated organization, limited liability company, government or other entity.

“Preferred Stock” means the Corporation’s class of authorized Preferred Stock, $1.00 par value per share.

“SEC” means the U.S. Securities and Exchange Commission.

“Stockholders’ Approval” means a vote of the holders of Capital Stock of the Corporation approving the Merger Agreement pursuant to the DGCL and the Certificate of Incorporation.

“Subsidiary” of the Corporation means:

1. any corporation, association or other business entity of which more than 50% of the total voting power of shares of Capital Stock entitled (without regard to the occurrence of any contingency and after giving effect to any voting agreement or stockholders’ agreement that effectively transfers voting power) to vote in the election of directors, managers or trustees of the corporation, association or other business entity is at the time owned or controlled, directly or indirectly, by the Corporation or one or more of the other Subsidiaries of the Corporation (or a combination thereof); and

2. any partnership (i) the sole general partner or the managing general partner of which is the Corporation or a Subsidiary of the Corporation or (ii) the only general partners of which are the Corporation or one or more Subsidiaries of the Corporation (or any combination thereof).

“Voting Stock” as of any date means the Capital Stock of the Corporation that is at the time entitled to vote in the election of the Board.

B. Designation and Amount. The shares of the series of Preferred Stock designated hereby shall be designated as “Series B Convertible Preferred Stock” (the “Convertible Preferred Stock”), and the number of shares constituting such series shall be FOUR MILLION NINE HUNDRED NINETY-NINE THOUSAND NINE HUNDRED AND NINETY-NINE (4,999,999). Such number of shares may be decreased by resolution of the Board of Directors as provided in the Certificate of Incorporation; provided that no decrease shall reduce the number of shares of Convertible Preferred Stock to a number less than that of the shares then outstanding plus the number of shares reserved for issuance upon the exercise of outstanding options, rights or warrants or upon the conversion of any outstanding securities issued by the Corporation exercisable for or convertible into the Convertible Preferred Stock. Shares of the Convertible Preferred Stock shall be issued in certificated form in restricted accounts at the Corporation or its transfer agent and registered in the holders’ respective names.

C. Ranking. The Convertible Preferred Stock shall, with respect to dividend rights and rights on liquidation, winding up and dissolution of the Corporation, rank senior to the Common Stock and all other classes and series, and all shares of all other classes and series, of Capital Stock of the Corporation now authorized, issued or outstanding (collectively with the Common Stock, “Junior Securities”).

D. Dividends. Subject to Section E below, the holders of shares of Convertible Preferred Stock, in preference to the holders of any Junior Securities other than Common Stock, shall be entitled to receive mandatory cash dividends on an As-Converted-to-Common-Stock-Basis in an amount equal to the cash dividends declared by the Board on the Common Stock out of funds of the Corporation legally available therefor, but only as, when, and if so declared. The Convertible Preferred Stock will not accrue dividends until and unless the date on which the holders of Capital Stock of the Corporation do not approve the Merger at the first meeting of stockholders upon which such matter is submitted for a vote after the date hereof or otherwise on the 60th day following the closing of the Exchange Offer if the Merger has not been consummated by such date (the “Dividend Accrual Date”). Beginning on and following such Dividend Accrual Date and ending on the date upon which the Merger becomes effective, the Convertible Preferred Stock shall accrue cumulative dividends on its Liquidation Preference at an annual rate of 20%, which shall be added to the Liquidation Preference of such Convertible Preferred Stock on the last day of each calendar quarter (i.e., March 31, June 30, September 30 and December 31) (all dividends on Convertible Preferred Stock described in this Section D declared or accrued but remaining unpaid and which have not been added to the Liquidation Preference pursuant to this Section D being referred to herein as “Accrued Dividends”). All dividend accruals pursuant to this Section D shall be based on a 365-day year. Any Accrued Dividends shall not bear interest. Accrued but unpaid dividends may be declared and paid at any time.

E. Voting Rights.

1. Generally. Except as may be otherwise expressly provided in the Certificate of Incorporation or as expressly required by the DGCL, the holders of the Convertible Preferred Stock shall vote together as a single class with the shares of the Common Stock and not as a separate class, on an As-Converted-to-Common-Stock-Basis, at any annual or special meeting of stockholders of the Corporation and each holder of shares of Convertible Preferred Stock shall be entitled to such number of votes as they would receive on an As-Converted-to-Common-Stock-Basis on the record date for such vote; provided, that, such number of votes shall be limited to 0.1145 votes for each such share of Common Stock on an As-Converted-to-Common Stock Basis in order to comply with NASDAQ Listing Rule 5640 and the policies promulgated thereunder unless compliance therewith has been waived by NASDAQ or the Corporation has received a waiver of any comparable requirement of any other exchange on which it is listed.

2. Certain Matters. So long as any shares of Convertible Preferred Stock shall be outstanding, and unless the consent or approval of a greater number of shares shall then be required by law, without first obtaining the consent or approval of the holders of at least a majority of the shares of the Convertible Preferred Stock then outstanding, the Corporation shall not (except with respect to the Stockholders’ Approval and the Merger): (i) amend, alter, change or repeal the Certificate of Incorporation, or waive any provisions thereof, in a manner that would materially and adversely affect the rights, preferences or powers of the holders of Convertible Preferred Stock and no amendment, alteration or repeal shall be made that has a disproportionate adverse effect on any holder of Convertible Preferred Stock in a manner different than other holders of Convertible Preferred Stock; (ii) amend, alter, change or repeal the rights, preferences or powers of Convertible Preferred Stock; (iii) declare, pay, or set apart for payment, any dividends or any other distributions of any sort by the Corporation, in each case prior to the date on which the Stockholders’ Approval is received, in respect of any Junior Securities or any Parity Securities; (iv) purchase, redeem or otherwise acquire or retire for value, in each case prior to the date on which the Stockholders’ Approval is received, any Parity Securities, Junior Securities, or any Capital Stock of any wholly-owned Subsidiary of the Corporation, or any securities exercisable or exchangeable for any of the foregoing, other than in connection with the surrender by employees of the Corporation of portions of equity awards to satisfy tax withholding obligations; provided that the foregoing limitations shall not apply to redemptions, purchases or other acquisitions of shares of Common Stock or other Junior Securities by the Corporation in connection with the provisions of any employee benefit plan or other equity agreement with the employees, officers and directors of the Corporation; or (v) authorize, create, increase the authorized amount of, reclassify into, in each case prior to the date on which the Stockholders’ Approval is received, Parity Securities, or any class or series, or any shares of any class or series, of Capital Stock of the Corporation ranking senior in priority to the Convertible Preferred Stock with respect to the right to dividends or preference on liquidation (including additional shares of Preferred Stock) or issue any debt securities convertible into Capital Stock.

F. Reacquired Shares. Any shares of Convertible Preferred Stock redeemed, purchased, or otherwise acquired by the Corporation in any manner whatsoever shall be retired promptly after the acquisition thereof, and, if necessary to provide for the lawful redemption or purchase of such shares, the capital represented by such shares shall be reduced in accordance with the DGCL. All such shares shall upon their retirement (and compliance with any applicable provisions of the laws of the State of Delaware) become authorized but unissued shares of Preferred Stock and may be redesignated and reissued as part of any other series of Preferred Stock, subject to the conditions or restrictions on authorizing, or creating, or issuing any class or series, or any shares of any class or series, set forth in Section E.2.

G. Liquidation, Dissolution, or Winding Up.

1. Priority. In the event of any liquidation, dissolution, or winding up of the Corporation (a “Liquidation Event”), whether voluntary or involuntary, no holders of Junior Securities shall receive, by reason of their ownership thereof, any payment or distribution of any of the assets of the Corporation until the holders of the shares of Convertible Preferred Stock then outstanding, by reason of their ownership thereof, shall have first received an amount in cash per share of Convertible Preferred Stock equal to the greater of (i) 100% of the Liquidation Preference thereof (as adjusted for changes in the Convertible Preferred Stock by stock split, stock dividend, stock combination, or the like occurring after the Issue Date), plus an amount in cash equal to all Accrued Dividends through the date of the effectiveness of the Liquidation Event, and (ii) the amount such holder of Convertible Preferred Stock would receive as a holder of Common Stock on an As-Converted-to-Common-Stock-Basis; provided that following the date of the receipt of the Stockholders’ Approval, shares of Convertible Preferred Stock that remain outstanding shall only be entitled to receive the amount such holder would receive as a holder of Common Stock on an As-Converted-to-Common-Stock-Basis (in each case, such amount being referred to herein as the “Liquidation Amount”). If, upon the occurrence of any Liquidation Event, the assets and funds of the Corporation available to be distributed among the holders of the Convertible Preferred Stock shall be insufficient to permit the payment to such holders of the full Liquidation Amount, then the holders of Junior Securities shall not receive, by reason of their ownership thereof, any payment or distribution of any of the assets of the Corporation, and the holders of all such shares of Convertible Preferred Stock shall share ratably in any distribution of assets of the Corporation in accordance with the amounts that would be payable on any such distribution if the Liquidation Amount were to be paid in full.

2. Excluded Events. For purposes of this Section G, none of the voluntary sale, conveyance, exchange and transfer (for cash, shares of stock, other securities or other consideration) of all or substantially all of the property or assets of the Corporation, and no consolidation or merger of the Corporation with any one or more other corporations, shall be deemed to be a Liquidation Event unless such voluntary sale, conveyance, exchange or transfer shall be in connection with a plan of liquidation, dissolution or winding up of the Corporation.

H. Conversion.

1. Automatic. Immediately upon the effectiveness of the Merger and the filing of the Certificate of Merger with the Secretary of the State of Delaware (the “Effective Date”), each share of Convertible Preferred Stock shall automatically be converted into a number of fully paid and non-assessable shares of Common Stock equal to the quotient obtained by dividing (i) (a) the Liquidation Preference, plus (b) the amount of Accrued Dividends, by (ii) the Conversion Price. The initial “Conversion Price” for the Convertible Preferred Stock shall be $0.1191 per share, as such price is adjusted in accordance with Sections H.3 through H.7. All references to the Conversion Price herein shall mean the Conversion Price as so adjusted.

2. Mechanics of Conversion. Upon the occurrence of the event specified in Section H.1 above, the outstanding shares of Convertible Preferred Stock shall be converted automatically without any further action by the holders of such shares. Upon the occurrence of such automatic conversion of the Convertible Preferred Stock, the Corporation will make entries in the share registry of the Corporation or any transfer agent for the Convertible Preferred Stock in the holders’ respective names for the number of whole shares of Common Stock into which the shares of Convertible Preferred Stock surrendered and Accrued Dividends thereon were convertible on the date on which such automatic conversion occurred, with fractional shares of Common Stock (after aggregating all Convertible Preferred Stock and Accrued Dividends thereon being converted on such date) rounded down to whole shares of Common Stock.

3. Adjustment for Stock Splits and Combinations. If the Corporation shall at any time or from time to time after the Issue Date effect a subdivision or like transaction of the outstanding Common Stock without a corresponding subdivision of the Convertible Preferred Stock, the Conversion Price in effect immediately before that subdivision shall be proportionately decreased. Conversely, if the Corporation shall at any time or from time to time after the Issue Date combine the outstanding shares of Common Stock into a smaller number of shares or like transaction without a corresponding combination of the Convertible Preferred Stock, the Conversion Price in effect immediately before the combination shall be proportionately increased. Any adjustment under this Section H.3 shall become effective at the close of business on the date the subdivision or combination becomes effective.

4. Adjustment for Common Stock Dividends and Distributions. If the Corporation at any time or from time to time after the Issue Date makes a dividend payment or other distribution payable in additional shares of Common Stock without provision for a like dividend on shares of Convertible Preferred Stock based on the Conversion Price, then the Conversion Price that is then in effect shall be decreased as of the time of such issuance or, in the event such record date is fixed, as of the close of business on such record date, by multiplying the Conversion Price then in effect by a fraction (i) the numerator of which is the total number of shares of Common Stock issued and outstanding immediately prior to the time of such issuance or the close of business on such record date, and (ii) the denominator of which is the total number of shares of Common Stock issued and outstanding immediately prior to the time of such issuance or the close of business on such record date plus the number of shares of Common Stock issuable in payment of such dividend or distribution.

5. Adjustment for Other Common Stock Dividends and Distributions. If the Corporation at any time or from time to time after the Issue Date makes a dividend payment or other distribution payable to all holders (or in the case of clause (ii) below, substantially all holders) of Common Stock in (i) rights, warrants or options to subscribe for or purchase shares of Common Stock at a price per share less than fair market value, or (ii) shares of Capital Stock (other than Common Stock), evidences of indebtedness or other assets or property without, in each case, provision for a like dividend or distribution on, or like opportunity to subscribe by holders of, shares of Convertible Preferred Stock based on the Conversion Price, then the Conversion Price that is then in effect shall be decreased as of the time of such issuance or, in the event such record date is fixed, as of the close of business on such record date, by multiplying the Conversion Price then in effect by a fraction (i) the numerator of which is the fair market value, as reasonably determined by the Board, of shares of Common Stock issued and outstanding immediately prior to the time of such issuance or the close of business on such record date, and (ii) the fair market value, as reasonably determined by the Board, of shares of Common Stock issued and outstanding immediately prior to the time of such issuance or the close of business on such record date plus the fair market value, as reasonably determined by the board, of the rights, warrants, options, shares, evidences or other assets set forth in this Section H.5 in payment of such dividend or distribution.

6. Adjustment for Reclassification, Exchange and Substitution. If at any time or from time to time after the Issue Date, the Common Stock issuable upon the conversion of the Convertible Preferred Stock and Accrued Dividends thereon is changed into the same or a different number of shares of any other class or classes of stock, whether by recapitalization, reclassification or otherwise (other than a subdivision or combination of shares or stock dividend or a reorganization, merger, consolidation or sale of assets, in each case as provided for elsewhere in this Section H ), in any such event the Convertible Preferred Stock and Accrued Dividends thereon shall automatically convert into the kind and amount of stock and other securities and property receivable upon such recapitalization, reclassification or other change on an As-Converted-to-Common-Stock-Basis, all subject to further adjustment as provided herein or with respect to such other securities or property by the terms thereof.

7. Reorganizations, Mergers, Consolidations or Sales of Assets. If at any time or from time to time after the Issue Date, there is a capital reorganization of the Common Stock (other than a Liquidation Event or a recapitalization, subdivision, combination, reclassification, exchange or substitution of shares provided for elsewhere in this Section H), as a part of such capital reorganization, provision shall be made so that the holders of the Convertible Preferred Stock shall receive on an As-Converted-to-Common-Stock-Basis the number of shares of stock or other securities or property of the Corporation to which a holder of the number of shares of Common Stock would have been entitled in such event, subject to adjustment as provided herein with respect to such stock or securities by the terms thereof. In any such case, appropriate adjustment shall be made in the application of the provisions of this Section H with respect to the rights of the holders of Convertible Preferred Stock after the capital reorganization to the end that the provisions of this Section H (including adjustment of the Conversion Price then in effect) shall be applicable after that event and be as nearly equivalent as practicable.

I. Notices. All notices or communications in respect of the Convertible Preferred Stock shall be sufficiently given if given in writing and delivered in person or by first-class mail, postage prepaid, to any holder of the Convertible Preferred Stock at such holder’s last address appearing on the books of the Corporation, or if given in such other manner, as may be permitted by the terms hereof, in the Certificate of Incorporation or Bylaws or by applicable law.

J. Procedures for Voting and Consents. The rules and procedures for calling and conducting any meeting of the holders of Convertible Preferred Stock (including, without limitation, the fixing of a record date in connection therewith), the solicitation and use of proxies at such a meeting, the obtaining of written consents and any other aspect or matter with regard to such a meeting or such consents shall be governed by any rules that the Board (or a duly authorized committee of the Board), in its discretion, may adopt from time to time, which rules and procedures shall conform to the requirements of the Certificate of Incorporation, Bylaws or the DGCL.

K. Record Holders. To the fullest extent permitted by applicable law, the Corporation and the transfer agent, if any, for the Convertible Preferred Stock may deem and treat the record holder of any share of Convertible Preferred Stock as the true and lawful owner thereof for all purposes, and neither the Corporation nor such transfer agent shall be affected by any notice to the contrary.

L. Effectiveness. This Certificate of Designations shall be effective upon the filing of the same with the Secretary of State of Delaware.

* * * *

APPENDIX C

Section 262 of the Delaware General Corporation Law

(a) Any stockholder of a corporation of this State who holds shares of stock on the date of the making of a demand pursuant to subsection (d) of this section with respect to such shares, who continuously holds such shares through the effective date of the merger or consolidation, who has otherwise complied with subsection (d) of this section and who has neither voted in favor of the merger or consolidation nor consented thereto in writing pursuant to § 228 of this title shall be entitled to an appraisal by the Court of Chancery of the fair value of the stockholder’s shares of stock under the circumstances described in subsections (b) and (c) of this section. As used in this section, the word “stockholder” means a holder of record of stock in a corporation; the words “stock” and “share” mean and include what is ordinarily meant by those words; and the words “depository receipt” mean a receipt or other instrument issued by a depository representing an interest in 1 or more shares, or fractions thereof, solely of stock of a corporation, which stock is deposited with the depository.

(b) Appraisal rights shall be available for the shares of any class or series of stock of a constituent corporation in a merger or consolidation to be effected pursuant to § 251 (other than a merger effected pursuant to § 251(g) of this title), § 252, § 254, § 255, § 256, § 257, § 258, § 263 or § 264 of this title:

(1) Provided, however, that no appraisal rights under this section shall be available for the shares of any class or series of stock, which stock, or depository receipts in respect thereof, at the record date fixed to determine the stockholders entitled to receive notice of the meeting of stockholders to act upon the agreement of merger or consolidation, were either (i) listed on a national securities exchange or (ii) held of record by more than 2,000 holders; and further provided that no appraisal rights shall be available for any shares of stock of the constituent corporation surviving a merger if the merger did not require for its approval the vote of the stockholders of the surviving corporation as provided in § 251(f) of this title.

(2) Notwithstanding paragraph (1) of this subsection, appraisal rights under this section shall be available for the shares of any class or series of stock of a constituent corporation if the holders thereof are required by the terms of an agreement of merger or consolidation pursuant to §§ 251, 252, 254, 255, 256, 257, 258, 263 and 264 of this title to accept for such stock anything except:

a. Shares of stock of the corporation surviving or resulting from such merger or consolidation, or depository receipts in respect thereof;

b. Shares of stock of any other corporation, or depository receipts in respect thereof, which shares of stock (or depository receipts in respect thereof) or depository receipts at the effective date of the merger or consolidation will be either listed on a national securities exchange or held of record by more than 2,000 holders;

c. Cash in lieu of fractional shares or fractional depository receipts described in the foregoing subparagraphs a. and b. of this paragraph; or

d. Any combination of the shares of stock, depository receipts and cash in lieu of fractional shares or fractional depository receipts described in the foregoing subparagraphs a., b. and c. of this paragraph.

(3) In the event all of the stock of a subsidiary Delaware corporation party to a merger effected under § 253 or § 267 of this title is not owned by the parent immediately prior to the merger, appraisal rights shall be available for the shares of the subsidiary Delaware corporation.

(c) Any corporation may provide in its certificate of incorporation that appraisal rights under this section shall be available for the shares of any class or series of its stock as a result of an amendment to its certificate of incorporation, any merger or consolidation in which the corporation is a constituent corporation or the sale of all or substantially all of the assets of the corporation. If the certificate of incorporation contains such a provision, the procedures of this section, including those set forth in subsections (d) and (e) of this section, shall apply as nearly as is practicable.

(d) Appraisal rights shall be perfected as follows:

(1) If a proposed merger or consolidation for which appraisal rights are provided under this section is to be submitted for approval at a meeting of stockholders, the corporation, not less than 20 days prior to the meeting, shall notify each of its stockholders who was such on the record date for notice of such meeting (or such members who received notice in accordance with § 255(c) of this title) with respect to shares for which appraisal rights are available pursuant to subsection (b) or (c) of this section that appraisal rights are available for any or all of the shares of the constituent corporations, and shall include in such notice a copy of this section and, if 1 of the constituent corporations is a nonstock corporation, a copy of § 114 of this title. Each stockholder electing to demand the appraisal of such stockholder’s shares shall deliver to the corporation, before the taking of the vote on the merger or consolidation, a written demand for appraisal of such stockholder’s shares. Such demand will be sufficient if it reasonably informs the corporation of the identity of the stockholder and that the stockholder intends thereby to demand the appraisal of such stockholder’s shares. A proxy or vote against the merger or consolidation shall not constitute such a demand. A stockholder electing to take such action must do so by a separate written demand as herein provided. Within 10 days after the effective date of such merger or consolidation, the surviving or resulting corporation shall notify each stockholder of each constituent corporation who has complied with this subsection and has not voted in favor of or consented to the merger or consolidation of the date that the merger or consolidation has become effective; or

(2) If the merger or consolidation was approved pursuant to § 228, § 253, or § 267 of this title, then either a constituent corporation before the effective date of the merger or consolidation or the surviving or resulting corporation within 10 days thereafter shall notify each of the holders of any class or series of stock of such constituent corporation who are entitled to appraisal rights of the approval of the merger or consolidation and that appraisal rights are available for any or all shares of such class or series of stock of such constituent corporation, and shall include in such notice a copy of this section and, if 1 of the constituent corporations is a nonstock corporation, a copy of § 114 of this title. Such notice may, and, if given on or after the effective date of the merger or consolidation, shall, also notify such stockholders of the effective date of the merger or consolidation. Any stockholder entitled to appraisal rights may, within 20 days after the date of mailing of such notice, demand in writing from the surviving or resulting corporation the appraisal of such holder’s shares. Such demand will be sufficient if it reasonably informs the corporation of the identity of the stockholder and that the stockholder intends thereby to demand the appraisal of such holder’s shares. If such notice did not notify stockholders of the effective date of the merger or consolidation, either (i) each such constituent corporation shall send a second notice before the effective date of the merger or consolidation notifying each of the holders of any class or series of stock of such constituent corporation that are entitled to appraisal rights of the effective date of the merger or consolidation or (ii) the surviving or resulting corporation shall send such a second notice to all such holders on or within 10 days after such effective date; provided, however, that if such second notice is sent more than 20 days following the sending of the first notice, such second notice need only be sent to each stockholder who is entitled to appraisal rights and who has demanded appraisal of such holder’s shares in accordance with this subsection. An affidavit of the secretary or assistant secretary or of the transfer agent of the corporation that is required to give either notice that such notice has been given shall, in the absence of fraud, be prima facie evidence of the facts stated therein. For purposes of determining the stockholders entitled to receive either notice, each constituent corporation may fix, in advance, a record date that shall be not more than 10 days prior to the date the notice is given, provided, that if the notice is given on or after the effective date of the merger or consolidation, the record date shall be such effective date. If no record date is fixed and the notice is given prior to the effective date, the record date shall be the close of business on the day next preceding the day on which the notice is given.

(e) Within 120 days after the effective date of the merger or consolidation, the surviving or resulting corporation or any stockholder who has complied with subsections (a) and (d) of this section hereof and who is otherwise entitled to appraisal rights, may commence an appraisal proceeding by filing a petition in the Court of Chancery demanding a determination of the value of the stock of all such stockholders. Notwithstanding the foregoing, at any time within 60 days after the effective date of the merger or consolidation, any stockholder who has not commenced an appraisal proceeding or joined that proceeding as a named party shall have the right to withdraw such stockholder’s demand for appraisal and to accept the terms offered upon the merger or consolidation. Within 120 days after the effective date of the merger or consolidation, any stockholder who has complied with the requirements of subsections (a) and (d) of this section hereof, upon written request, shall be entitled to receive from the corporation surviving the merger or resulting from the consolidation a statement setting forth the aggregate number of shares not voted in favor of the merger or consolidation and with respect to which demands for appraisal have been received and the aggregate number of holders of such shares. Such written statement shall be mailed to the stockholder within 10 days after such stockholder’s written request for such a statement is received by the surviving or resulting corporation or within 10 days after expiration of the period for delivery of demands for appraisal under subsection (d) of this section hereof, whichever is later. Notwithstanding subsection (a) of this section, a person who is the beneficial owner of shares of such stock held either in a voting trust or by a nominee on behalf of such person may, in such person’s own name, file a petition or request from the corporation the statement described in this subsection.

(f) Upon the filing of any such petition by a stockholder, service of a copy thereof shall be made upon the surviving or resulting corporation, which shall within 20 days after such service file in the office of the Register in Chancery in which the petition was filed a duly verified list containing the names and addresses of all stockholders who have demanded payment for their shares and with whom agreements as to the value of their shares have not been reached by the surviving or resulting corporation. If the petition shall be filed by the surviving or resulting corporation, the petition shall be accompanied by such a duly verified list. The Register in Chancery, if so ordered by the Court, shall give notice of the time and place fixed for the hearing of such petition by registered or certified mail to the surviving or resulting corporation and to the stockholders shown on the list at the addresses therein stated. Such notice shall also be given by 1 or more publications at least 1 week before the day of the hearing, in a newspaper of general circulation published in the City of Wilmington, Delaware or such publication as the Court deems advisable. The forms of the notices by mail and by publication shall be approved by the Court, and the costs thereof shall be borne by the surviving or resulting corporation.

(g) At the hearing on such petition, the Court shall determine the stockholders who have complied with this section and who have become entitled to appraisal rights. The Court may require the stockholders who have demanded an appraisal for their shares and who hold stock represented by certificates to submit their certificates of stock to the Register in Chancery for notation thereon of the pendency of the appraisal proceedings; and if any stockholder fails to comply with such direction, the Court may dismiss the proceedings as to such stockholder.

(h) After the Court determines the stockholders entitled to an appraisal, the appraisal proceeding shall be conducted in accordance with the rules of the Court of Chancery, including any rules specifically governing appraisal proceedings. Through such proceeding the Court shall determine the fair value of the shares exclusive of any element of value arising from the accomplishment or expectation of the merger or consolidation, together with interest, if any, to be paid upon the amount determined to be the fair value. In determining such fair value, the Court shall take into account all relevant factors. Unless the Court in its discretion determines otherwise for good cause shown, interest from the effective date of the merger through the date of payment of the judgment shall be compounded quarterly and shall accrue at 5% over the Federal Reserve discount rate (including any surcharge) as established from time to time during the period between the effective date of the merger and the date of payment of the judgment. Upon application by the surviving or resulting corporation or by any stockholder entitled to participate in the appraisal proceeding, the Court may, in its discretion, proceed to trial upon the appraisal prior to the final determination of the stockholders entitled to an appraisal. Any stockholder whose name appears on the list filed by the surviving or resulting corporation pursuant to subsection (f) of this section and who has submitted such stockholder’s certificates of stock to the Register in Chancery, if such is required, may participate fully in all proceedings until it is finally determined that such stockholder is not entitled to appraisal rights under this section.

(i) The Court shall direct the payment of the fair value of the shares, together with interest, if any, by the surviving or resulting corporation to the stockholders entitled thereto. Payment shall be so made to each such stockholder, in the case of holders of uncertificated stock forthwith, and the case of holders of shares represented by certificates upon the surrender to the corporation of the certificates representing such stock. The Court’s decree may be enforced as other decrees in the Court of Chancery may be enforced, whether such surviving or resulting corporation be a corporation of this State or of any state.

(j) The costs of the proceeding may be determined by the Court and taxed upon the parties as the Court deems equitable in the circumstances. Upon application of a stockholder, the Court may order all or a portion of the expenses incurred by any stockholder in connection with the appraisal proceeding, including, without limitation, reasonable attorney’s fees and the fees and expenses of experts, to be charged pro rata against the value of all the shares entitled to an appraisal.

(k) From and after the effective date of the merger or consolidation, no stockholder who has demanded appraisal rights as provided in subsection (d) of this section shall be entitled to vote such stock for any purpose or to receive payment of dividends or other distributions on the stock (except dividends or other distributions payable to stockholders of record at a date which is prior to the effective date of the merger or consolidation); provided, however, that if no petition for an appraisal shall be filed within the time provided in subsection (e) of this section, or if such stockholder shall deliver to the surviving or resulting corporation a written withdrawal of such stockholder’s demand for an appraisal and an acceptance of the merger or consolidation, either within 60 days after the effective date of the merger or consolidation as provided in subsection (e) of this section or thereafter with the written approval of the corporation, then the right of such stockholder to an appraisal shall cease. Notwithstanding the foregoing, no appraisal proceeding in the Court of Chancery shall be dismissed as to any stockholder without the approval of the Court, and such approval may be conditioned upon such terms as the Court deems just; provided, however that this provision shall not affect the right of any stockholder who has not commenced an appraisal proceeding or joined that proceeding as a named party to withdraw such stockholder’s demand for appraisal and to accept the terms offered upon the merger or consolidation within 60 days after the effective date of the merger or consolidation, as set forth in subsection (e) of this section.

(l) The shares of the surviving or resulting corporation to which the shares of such objecting stockholders would have been converted had they assented to the merger or consolidation shall have the status of authorized and unissued shares of the surviving or resulting corporation.

VOTE BY INTERNET - www.proxyvote.com

Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 P.M. Eastern Time the day before the meeting date. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

ELECTRONIC DELIVERY OF FUTURE PROXY MATERIALS

If you would like to reduce the costs incurred by our company in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access proxy materials electronically in future years.

VOTE BY PHONE - 1-800-690-6903

Use any touch-tone telephone to transmit your voting instructions up until 11:59 P.M. Eastern Time the day before the meeting date. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL

Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:	M37949-Z56366	KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY
THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

YRC WORLDWIDE INC.

The YRC Worldwide Inc. Board of Directors

recommends a vote FOR all listed proposals.

All matters are proposed by YRC Worldwide Inc.

	For	Against	Abstain
1. Approval of the Merger Agreement, as it may be amended from time to time.	☐	☐	☐
2. Approval of possible adjournment of the Special Meeting to solicit additional proxies for proposal No. 1.	☐	☐	☐

NOTE:	Such other business as may properly come before the meeting or any adjournment thereof.

Please sign exactly as name appears above. When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by President or other authorized officer. If a partnership, please sign in partnership name by authorized person.

For address changes and/or comments, please check this box and write them on the back where indicated. ☐

Please indicate if you plan to attend this meeting. ☐ Yes ☐ No

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature (Joint Owners)	Date

Website available 24 hours a day, 7 days a week

ELECTRONIC DELIVERY

Reduce paper mailed to your home and help lower YRC Worldwide Inc.’s printing and postage costs!

YRC Worldwide Inc. is pleased to offer the convenience of viewing Proxy Statements, Annual Reports to Stockholders and related materials on-line. With your consent, we can stop sending paper copies of these documents beginning next year and until you notify us otherwise.

To participate, follow the easy directions on the right. You will receive notification when the materials are available for review.

ACT NOW...IT’S FAST & EASY

Just follow these 4 easy steps:

       Log onto the Internet at www.icsdelivery.com

       Enter the Social Security or Tax I.D. Number (as printed on the check or statement)

       Enter your e-mail address

       Enter a PIN number of your choice which will be used for electronic voting

Reminder: Electronic Voting is also available.

You may vote these shares by telephone or over the Internet.

Voting electronically is quick, easy, and also saves the company money.

Just follow the instructions on your Proxy Card.

Important Notice Regarding the Availability of Proxy Materials for the

Stockholder Meeting to be Held on September 16, 2011:

The Notice and Proxy Statement is available at www.proxyvote.com

M37950-Z56366

YRC WORLDWIDE INC.

PROXY

SPECIAL MEETING OF STOCKHOLDERS, SEPTEMBER 16, 2011

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS.

The undersigned hereby acknowledges receipt of the Notice of Special Meeting of Stockholders of YRC Worldwide Inc., to be held at the Company’s General Office, 10990 Roe Avenue, Overland Park, Kansas.

The undersigned hereby appoints James E. Hoffman, James L. Welch and Jeff P. Bennett, and each of them, with full power of substitution, Proxies of the undersigned to vote all shares of common stock, Series A Voting Preferred Stock and Series B Convertible Preferred Stock of YRC Worldwide Inc., standing in the name of the undersigned or with respect to which the undersigned is entitled to vote, at the Special Meeting of Stockholders of YRC Worldwide Inc., to be held at the Company’s General Office, 10990 Roe Avenue, Overland Park, Kansas, on September 16 , 2011 at 10:00 a.m., Central time, and at any reconvened meeting(s) after any adjournment(s) or postponement(s) thereof.

If more than one of the above named Proxies shall be present in person or by substitution at such meeting or at any reconvened meeting(s) after any adjournment(s) or postponement(s) thereof, the majority of the Proxies present and voting, either in person or by substitution, shall exercise all of the powers hereby given. The undersigned hereby revokes any proxy heretofore given to vote at such meeting.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED “FOR” EACH OF THE PROPOSALS AND ACCORDING TO THE DISCRETION OF THE PROXIES ON ANY OTHER MATTERS THAT MAY PROPERLY COME BEFORE THE MEETING.

PLEASE MARK, SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY USING THE ENCLOSED POSTAGE-PAID ENVELOPE.

Address Changes/Comments:

(If you noted any Address Changes/Comments above, please mark corresponding box on the reverse side.)

(Continued and to be marked, dated and signed on the other side)

VOTE BY INTERNET - www.proxyvote.com

Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 P.M. Eastern Time, September 13, 2011. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

ELECTRONIC DELIVERY OF FUTURE PROXY MATERIALS

If you would like to reduce the costs incurred by our company in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access proxy materials electronically in future years.

VOTE BY PHONE - 1-800-690-6903

Use any touch-tone telephone to transmit your voting instructions up until 11:59 P.M. Eastern Time, September 13, 2011. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL

Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:	M37951-Z56366	KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY
THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

YRC WORLDWIDE INC.

The YRC Worldwide Inc. Board of Directors

recommends a vote FOR all listed proposals.

All matters are proposed by YRC Worldwide Inc.

	For	Against	Abstain
1. Approval of the Merger Agreement, as it may be amended from time to time.	☐	☐	☐
2. Approval of possible adjournment of the Special Meeting to solicit additional proxies for proposal No. 1.	☐	☐	☐

NOTE:	Such other business as may properly come before the meeting or any adjournment thereof.

Please sign exactly as name appears above. When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by President or other authorized officer. If a partnership, please sign in partnership name by authorized person.

For address changes and/or comments, please check this box and write them on the back where indicated. ☐

Please indicate if you plan to attend this meeting. ☐ Yes ☐ No

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature (Joint Owners)	Date

Website available 24 hours a day, 7 days a week

ELECTRONIC DELIVERY

Reduce paper mailed to your home and help lower YRC Worldwide Inc.’s printing and postage costs!

YRC Worldwide Inc. is pleased to offer the convenience of viewing Proxy Statements, Annual Reports to Stockholders and related materials on-line. With your consent, we can stop sending paper copies of these documents beginning next year and until you notify us otherwise.

To participate, follow the easy directions on the right. You will receive notification when the materials are available for review.

ACT NOW...IT’S FAST & EASY

Just follow these 4 easy steps:

       Log onto the Internet at www.icsdelivery.com

       Enter the Social Security or Tax I.D. Number (as printed on the check or statement)

       Enter your e-mail address

       Enter a PIN number of your choice which will be used for electronic voting

Reminder: Electronic Voting is also available.

You may vote these shares by telephone or over the Internet.

Voting electronically is quick, easy, and also saves the company money.

Just follow the instructions on your Proxy Card.

Participants in the YRC Worldwide Inc. 401(k) Plan and the New Penn Motor Express, Inc. 401(k) Retirement Plan (Puerto Rico) have the right to direct Fidelity Management Trust Company regarding how to vote the shares of YRC Worldwide Inc. common stock attributable to their individual accounts at the Special Meeting of Stockholders to be held on September 16, 2011.

Shares attributable to participant accounts will be voted as directed. If a participant’s vote is not received by September 13, 2011, shares attributable to that participant’s account will be voted in proportion to directions received from other plan participants. Participant votes are tabulated confidentially.

Important Notice Regarding the Availability of Proxy Materials for the

Stockholder Meeting to be Held on September 16, 2011:

The Notice and Proxy Statement is available at www.proxyvote.com

M37952-Z56366

YRC WORLDWIDE INC.

PROXY

SPECIAL MEETING OF STOCKHOLDERS, SEPTEMBER 16, 2011

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS.

The undersigned hereby acknowledges receipt of the Notice of Special Meeting of Stockholders of YRC Worldwide Inc., to be held at the Company’s General Office, 10990 Roe Avenue, Overland Park, Kansas.

The undersigned hereby appoints James E. Hoffman, James L. Welch and Jeff P. Bennett, and each of them, with full power of substitution, Proxies of the undersigned to vote all shares of common stock, Series A Voting Preferred Stock and Series B Convertible Preferred Stock of YRC Worldwide Inc., standing in the name of the undersigned or with respect to which the undersigned is entitled to vote, at the Special Meeting of Stockholders of YRC Worldwide Inc., to be held at the Company’s General Office, 10990 Roe Avenue, Overland Park, Kansas, on September 16, 2011 at 10:00 a.m., Central time, and at any reconvened meeting(s) after any adjournment(s) or postponement(s) thereof.

If more than one of the above named Proxies shall be present in person or by substitution at such meeting or at any reconvened meeting(s) after any adjournment(s) or postponement(s) thereof, the majority of the Proxies present and voting, either in person or by substitution, shall exercise all of the powers hereby given. The undersigned hereby revokes any proxy heretofore given to vote at such meeting.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED “FOR” EACH OF THE PROPOSALS AND ACCORDING TO THE DISCRETION OF THE PROXIES ON ANY OTHER MATTERS THAT MAY PROPERLY COME BEFORE THE MEETING.

PLEASE MARK, SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY USING THE ENCLOSED POSTAGE-PAID ENVELOPE.

Address Changes/Comments:

(If you noted any Address Changes/Comments above, please mark corresponding box on the reverse side.)

(Continued and to be marked, dated and signed on the other side)